UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Criteo S.A.
32, Rue Blanche
75009 Paris – France

NOTICE OF ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 28, 2017
To Our Shareholders:

What:	Our 2017 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	June 28, 2017 at 2:00 p.m., local time
Where:	32, Rue Blanche, 75009, Paris, France
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
Within the authority of the Ordinary Shareholders’ Meeting:
	1.	Renew the term of office of Mr. Hubert de Pesquidoux as Director;
	2.	Ratify the provisional appointment of Mr. Edmond Mesrobian as Director;
	3.	Appoint Ms. Nathalie Balla as Director;
	4.	Appoint Ms. Rachel Picard as Director;
	5.	Fix the annual limit for directors’ attendance fees at €2,500,000 (or approximately $2,770,000);
	6.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
	7.	Approve the statutory financial statements for the fiscal year ended December 31, 2016;
	8.	Approve the consolidated financial statements for the fiscal year ended December 31, 2016;
	9.	Approve the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2016;
	10.	Approve the allocation of profits for the fiscal year ended December 31, 2016;
	11.	Approve the agreement relating to the translation of the book written by Jean-Baptiste Rudelle into English (agreement referred to in Article L. 225-38 of the French Commercial Code);
	12.	Approve the management agreement entered into with Eric Eichmann as Chief Executive Officer (agreement referred to in Article L. 225-38 of the French Commercial Code);
	13.	Renew the term of office of Deloitte & Associés as principal statutory auditor;
	14.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting:
15.
Authorize the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code;

16.
Authorize the board of directors to grant time-based free shares / restricted stock units to employees of the Company and its subsidiaries pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

17.
Authorize the board of directors to grant performance-based free shares / restricted stock units to executives and certain employees of the Company and its subsidiaries, from time to time, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

18.
Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

19.	Approve the overall limits on the amount of Ordinary Shares to be issued pursuant to Resolutions 15 to 18 above;
20.
Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

21.
Delegate authority to the board of directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

22.
Delegate authority to the board of directors to grant an over-allotment option to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolution 21, without shareholders’ preferential subscription rights;

23.	Delegate authority to the board of directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized;
24.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

25.	Amend Article 19 of the Company’s By-laws to provide that the record date for attending a shareholders’ meeting is two business days prior to such meeting;
26.
Amend the Company’s By-laws to comply with applicable provisions of the French Commercial Code, including modifications to: (i) Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the board of directors to any other location in France, (ii) Article 16 “Agreements Subject to Authorization,” to provide that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the board of directors, and (iii) Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law; and

27.	Transact such other business as may properly come before the Annual General Meeting or any adjournment or postponement of the Annual General Meeting.
We intend that this notice of the Annual General Meeting and accompanying proxy materials will first be made available to you on or about April 28, 2017 as a holder of record of Criteo S.A. ordinary shares as of April 28, 2017. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each of which represents one ordinary share of the Company (“ADSs”).
If you are a holder of ordinary shares at 12:00 a.m., Paris time, on June 26, 2017, you will be eligible to vote at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote in person at the meeting.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the ordinary shares underlying your ADSs. Please note that only holders of ordinary shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 13, 2017. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.

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Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting in person, and no matter how many ordinary shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Jean-Baptiste Rudelle
Executive Chairman
Paris, France

3

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
BOARD OF DIRECTORS	9
RESOLUTIONS 1 TO 4: ELECTION OF DIRECTORS	17
DIRECTOR COMPENSATION	19
RESOLUTION 5: FIXING OF THE AMOUNT OF DIRECTORS’ ATTENDANCE FEES	22
EXECUTIVE OFFICERS	23
EXECUTIVE COMPENSATION	24
COMPENSATION DISCUSSION AND ANALYSIS	24
COMPENSATION COMMITTEE REPORT	38
COMPENSATION TABLES	39
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	48
RESOLUTION 6: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	49
RESOLUTIONS 7 TO 10: VOTE ON THE 2016 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS	50
RESOLUTIONS 11 AND 12: VOTE ON THE AGREEMENTS REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE	51
AUDIT COMMITTEE REPORT	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
RESOLUTION 13: VOTE TO RENEW DELOITTE & ASSOCIES’ TERM AS STATUTORY AUDITOR	56
SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE	56
OWNERSHIP OF SECURITIES	57
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	59
RESOLUTION 14: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK	61
RESOLUTIONS 15 TO 19: EQUITY RESOLUTIONS	63
RESOLUTION 15: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT STOCK OPTIONS	75
RESOLUTION 16: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES	76
RESOLUTION 17: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES	77
RESOLUTION 18: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS)	78
RESOLUTION 19: APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTIONS 15 TO 18 ABOVE	80

RESOLUTION 20: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES	81
RESOLUTIONS 21 AND 22: FINANCIAL AUTHORIZATIONS	82
RESOLUTION 21: VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	84
RESOLUTION 22: VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATION IN RESOLUTION 21	86
RESOLUTION 23: VOTE ON SHARE CAPITAL INCREASE THROUGH INCORPORATION OF PREMIUMS, RESERVES, PROFITS OR ANY OTHER AMOUNTS THAT MAY BE CAPITALIZED	87
RESOLUTION 24: VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)	88
RESOLUTION 25: VOTE ON AMENDMENT TO OUR BY-LAWS TO PROVIDE THAT RECORD DATE FOR A SHAREHOLDERS’ MEETING IS TWO BUSINESS DAYS PRIOR TO SUCH MEETING	89
RESOLUTION 26: VOTE ON AMENDMENT TO OUR BY-LAWS TO CONFORM WITH APPLICABLE PROVISIONS OF THE FRENCH COMMERCIAL CODE	90
SHAREHOLDER RESOLUTIONS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS	91
INCORPORATION BY REFERENCE	91
OTHER MATTERS	92
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	93
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	Annex A-1
ANNEX B: ENGLISH TRANSLATION OF IFRS CONSOLIDATED FINANCIAL STATEMENTS	Annex B-1
ANNEX C: ENGLISH TRANSLATION OF FRENCH GAAP STATUTORY FINANCIAL STATEMENTS	Annex C-1
APPENDIX A: 2016 STOCK OPTION PLAN	Appendix A-1
APPENDIX B: 2015 TIME-BASED RSU PLAN	Appendix B-1
APPENDIX C: 2015 PERFORMANCE-BASED RSU PLAN	Appendix C-1

PRELIMINARY PROXY STATEMENT
Criteo S.A.
32, Rue Blanche
75009 Paris – France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 28, 2017

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 28, 2017:

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

This proxy statement is being furnished to you by the board of directors of Criteo S.A. (the “Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares at our 2017 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 28, 2017 at 2:00 p.m., local time, at 32, rue Blanche, 75009, Paris, France. We intend that this proxy statement and the accompanying proxy card will be first made available on or about April 28, 2017 to holders of our ordinary shares, nominal value €0.025 per share (“Ordinary Shares”), as of April 28, 2017. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share (“ADSs”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 31, 2017, 64,665,637 Ordinary Shares were outstanding, of which 61,507,650 were represented by ADSs.
Holders of record of Ordinary Shares at 12:00 a.m. Paris time on June 26, 2017 will be eligible to vote at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 5:00 p.m., Eastern Time, on June 20, 2017. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting at April 13, 2017.
What matters will be voted on at the Annual General Meeting?
There are 26 resolutions scheduled to be considered and voted on at the Annual General Meeting:

1.	Renew the term of office of Mr. Hubert de Pesquidoux as Director;
2.	Ratify the provisional appointment of Mr. Edmond Mesrobian as Director;
3.	Appoint Ms. Nathalie Balla as Director;
4.	Appoint Ms. Rachel Picard as Director;
5.	Fix the annual limit for directors’ attendance fees at €2,500,000 (or approximately $2,770,000);
6.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
7.	Approve the statutory financial statements for the fiscal year ended December 31, 2016;
8.	Approve the consolidated financial statements for the fiscal year ended December 31, 2016;
9.	Approve the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2016;
10.	Approve the allocation of profits for the fiscal year ended December 31, 2016;
11.	Approve the agreement relating to the translation of the book written by Jean-Baptiste Rudelle into English (agreement referred to in Article L. 225-38 of the French Commercial Code);
12.	Approve the management agreement entered into with Eric Eichmann as Chief Executive Officer (agreement referred to in Article L. 225-38 of the French Commercial Code);
13.	Renew the term of office of Deloitte & Associés as principal statutory auditor;
14.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
15.
Authorize the board of directors to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code;

16.
Authorize the board of directors to grant time-based free shares / restricted stock units to employees of the Company and its subsidiaries pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

17.
Authorize the board of directors to grant performance-based free shares / restricted stock units to executives and certain employees of the Company and its subsidiaries, from time to time, pursuant to the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code;

18.
Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

19.	Approve the overall limits on the amount of Ordinary Shares to be issued pursuant to Resolutions 15 to 18 above;
20.
Delegate authority to the board of directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the board of directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

21.
Delegate authority to the board of directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

22.
Delegate authority to the board of directors to grant an over-allotment option to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolution 21, without shareholders’ preferential subscription rights;

23.	Delegate authority to the board of directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized;
24.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

25.	Amend Article 19 of the Company’s By-laws to provide that the record date for attending a shareholders’ meeting is two business days prior to such meeting; and
26.
Amend the Company’s By-laws to comply with applicable provisions of the French Commercial Code, including modifications to: (i) Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the board of directors to any other location in France, (ii) Article 16 “Agreements Subject to Authorization,” to provide that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the board of directors, and (iii) Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law.

We encourage you to read the English translation of the full text of the resolutions, which can be found in Annex A.
What are the board of directors’ voting recommendations?
The board of directors recommends that you vote “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 26.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We are distributing our proxy materials to holders of ADSs via the Internet this year under the “Notice and Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This approach expedites shareholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. We intend that on or about April 28, 2017, we will mail to holders of ADSs a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) containing instructions on how to access and review the proxy materials and how to vote online. If you would prefer to receive printed copies of the proxy materials in the mail, please follow the instructions in the Notice of Internet Availability for requesting those materials.
If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with the principal Paris office of BNP Paribas Securities Services as custodian for the Depositary under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary’s corporate trust office at which the ADSs are administered is located at 101 Barclay Street, New York, New York, 10286. The Depositary’s principal executive office is located at 225 Liberty Street, New York, New York, 10286.
From whom will I receive proxy materials for the Annual General Meeting?
If you hold Ordinary Shares registered with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and will receive these proxy materials directly from us.
If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive these proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive these proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares at 12:00 a.m. Paris time on June 26, 2017. You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you choose to submit your proxy card by mail, simply mark the enclosed proxy card in accordance with the instructions, date and sign, and return it. To be taken into account, your proxy card must be received by BNP Paribas Securities Services by June 24, 2017. If you cast your vote by appointing the chairman of the Annual General Meeting as your proxy, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company. The deadline for requesting a proxy card from BNP Paribas Securities Services is June 22, 2017.
If you are a holder of ADSs, you will receive instructions from the Depositary for the Ordinary Shares underlying your ADSs to be voted. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 13, 2017. If you held ADSs as of that date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 5:00 p.m., Eastern Time, on June 20, 2017, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you instructions on how you may vote the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.
You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares they represent pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may incur additional costs associated with the surrender process.
How will my Ordinary Shares be voted if I do not vote?

If you hold Ordinary Shares and do not (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter. If you hold Ordinary Shares and you vote by mail, your Ordinary Shares will be treated as abstentions (which will be treated as a vote “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the board of directors’ recommendations.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?
If you are a registered holder of ADSs and do not provide voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADS to be voted on one or more matters or do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote such Ordinary Shares on such uninstructed matters in accordance with the board of directors’ recommendations.
If you are a beneficial holder of ADSs and do not return your voting instruction form, your broker, bank or other nominee will not have discretionary authority to provide voting instructions to the Depositary on any such matter. Further, because such intermediaries are not permitted to exercise discretionary authority, there will be no broker non-votes with respect to any matter. Therefore, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote the Ordinary Shares underlying such ADSs in accordance with the board of directors’ recommendations. If you are a beneficial holder of ADSs and return your voting instruction form but do not provide instructions on how you would like the Ordinary Shares underlying your ADSs to be voted with respect to a particular matter or all matters, the Ordinary Shares underlying your ADSs will be voted in accordance with the board of directors’ recommendations on all matters with respect to which you have not provided voting instructions.
How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 26.
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.
To address the possibility of another matter being presented at the Annual Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will be treated as a vote “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.

If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.
Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of 12:00 a.m. Paris time on June 26, 2017 and ADS holders as of April 13, 2017, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m. Paris time on June 26, 2017.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of the ADS record date.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations Department by phone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com.
Can I vote in person at the Annual General Meeting?
If you hold Ordinary Shares as of 12:00 a.m. Paris time on June 26, 2017 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.
Can I change my vote?
If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.
What is an “abstention” and how would it affect the vote?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an abstention occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward a quorum and will be treated as a vote “AGAINST” matters on which such holder has abstained.
What are the quorum requirements for the resolutions?
In deciding the resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our By-laws, in order to take action on the resolutions, a quorum, consisting of the holders of 33 1/3% of the Ordinary Shares entitled to vote, must be present in person or by proxy. Abstentions and ADSs for which no voting instructions have been provided are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.

What are the voting requirements for the resolutions?
The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Resolutions 1 to 4 and for the approval of each matter described in Resolutions 5 to 14. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee and abstentions, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution and abstentions. For approval of Resolutions 15 through 26, the affirmative vote of two-thirds of the total number of votes cast, including abstentions, is required.
Who will count the votes?
Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from shareholders on behalf of our board of directors and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Criteo and its subsidiaries may solicit proxies from shareholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.
We have retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual General Meeting. Criteo will pay Innisfree a fee of approximately $50,000, as well as reimburse the firm for reasonable out-of-pocket expenses and indemnify the firm against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2016 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French GAAP”), (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2016 prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, and (iii) an English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2016 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s Annual Report on Form 10-K was filed with the SEC on March 1, 2017 and is available on our website at criteo.investorroom.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at criteo.investorroom.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.
You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations Department at Criteo S.A., 32, Rue Blanche, Paris, 75009 France, by telephone at +33 1 40 40 22 90 or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the resolutions described below.

Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the Annual General Meeting?
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please call the General Counsel at +33 1 40 40 22 90 or our proxy solicitor, Innisfree M&A Incorporated, in the United States at (888) 750-5834 and outside the United States at +1 (412) 232-3651.

BOARD OF DIRECTORS
Director and Director Nominee Biographies
Jean-Baptiste Rudelle, one of our founders, serves as our Executive Chairman, focused on the long-term strategic vision of the Company. Prior to January 2016, Mr. Rudelle served as our Chief Executive Officer and Chairman of the board of directors, having been a member of our board of directors since the creation of the Company. From 1999 to 2004, he founded and was the Chief Executive Officer of K-Mobile, a mobile content provider, which was acquired by AG Interactive, Inc., the online division of American Greetings Corporation, in June 2004. Mr. Rudelle received a degree in Engineering from Ecole Supérieure d’Électricité (Supélec). The board of directors believes that Mr. Rudelle’s extensive knowledge of the Company as one of our founders and his prior industry experience with technology companies qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Nathalie Balla is nominated at the Annual General Meeting to serve as a member of our board of directors. Since June 2014, Ms. Balla has served as Co-Chairman and Chief Executive Officer of La Redoute and Relais Colis. Ms. Balla is also currently the General Manager of New R SAS, the sole shareholder of La Redoute. From 2009 to 2014, Ms. Balla served as Chief Executive Officer of La Redoute, a subsidiary of Redcats. Ms. Balla currently serves on the board of directors of Solocal Group SA. Ms. Balla has a Bachelor’s Degree from École supérieure de commerce (ESCP-EAP) of Paris and a PhD in Business Administration from Saint Gallen University. The board of directors believes that Ms. Balla’s extensive experience as an executive of an e-commerce company qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Eric Eichmann has served as our Chief Executive Officer since January 2016 and was appointed to our board of directors at the 2016 Annual General Meeting. Prior to that, he was our President and Chief Operating Officer from August 2014 to December 2015, our Chief Operating Officer from November 2013 to August 2014, and our Chief Revenue Officer from March 2013 to November 2013. From September 2010 to December 2012, Mr. Eichmann was the Chief Operating Officer of LivingSocial, Inc. and President of International at LivingSocial Limited. Mr. Eichmann received a Master in Management degree from the Kellogg Graduate School of Management, Northwestern University and a degree in Computer Engineering from the Swiss Federal Institute of Technology. The board of directors believes that Mr. Eichmann’s extensive knowledge of the Company as our Chief Executive Officer and from his prior positions of responsibility with the Company since joining in 2013, as well as his industry experience with technology companies, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Edmond Mesrobian has served as a member of our board of directors since February 2017. Since June 2015, Mr. Mesrobian has served as Chief Technology Officer of Tesco PLC, a grocery and general merchandise retailer. From January 2011 to September 2014, Mr. Mesrobian served as Chief Technology Officer of Expedia, Inc., an online travel company. Mr. Mesrobian holds a B.S. degree in math and computer science, an M.Sc. degree in computer science and a Ph.D. in artificial intelligence and computer vision, all from University of California, Los Angeles. The board of directors believes that Mr. Mesrobian’s extensive experience as an executive of companies in the technology industry and his prior service on the board of directors of Apigee Corporation, an API platform that was acquired by Google Inc. in November 2016, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Hubert de Pesquidoux has served as a member of our board of directors and chairman of the audit committee since October 2012. Mr. de Pesquidoux is currently Executive Partner at Siris Capital, a private equity firm focused on making control investments in data/telecom, technology and technology-enabled business service companies in North America, and Executive Chairman of both Premiere Global Services, Inc. and Xura, Inc. Until 2009, Mr. de Pesquidoux spent 21 years in various roles as a senior executive of Alcatel-Lucent SA. His last position was Chief Financial Officer of Alcatel-Lucent and President of its Enterprise Business Group. Mr. de Pesquidoux served as chairman of the board for Tekelec from May 2011 to January 2012 and served on the board of directors of Mavenir Systems from January 2012 to February 2015. He is currently the chairman of the audit committee and member of the board of directors of Sequans Communications S.A. and Radisys Corporation. The board of directors believes that Mr. de Pesquidoux’s experience and knowledge in the high-tech industry, as well as his broad financial expertise, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Rachel Picard is nominated at the Annual General Meeting to serve as a member of our board of directors. Since October 2014, Ms. Picard has been the Chief Executive Officer of Voyages SNCF at SNCF Group. Prior to that, Ms. Picard was the Chief Executive Officer of SNCF Gares & Connexions at SNCF Group from June 2012 to September 2014. From October 2010 to April 2012, Ms. Picard was with Thomas Cook Group, first as Deputy General Manager of Tour Operating and Marketing, and subsequently as Chief Executive Officer of Thomas Cook. Ms. Picard is currently a member of the board of directors of Compagnie des Alpes, a French public company. Ms. Picard was a member of the board of directors of Unibail Rodamco for a short period in 2012. Ms. Picard has a Master’s Degree from HEC Paris. The board of directors believes that Ms. Picard’s extensive experience in developing and transforming large business entities and managing digital companies qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Sharon Fox Spielman (hereinafter referred to as Sharon Fox) has served as a member of our board of directors since March 2016. Ms. Fox is currently the Chief Marketing Officer at Melissa & Doug where she leads global brand development and brand building activities as well as eCommerce business development. From December 2014 to August 2015, Ms. Fox served as Senior Vice President, North America eCommerce of Ralph Lauren Corporation. From October 2011 to November 2014, Ms. Fox served as Senior Vice President, Retail Consumables and International Expansion of Quidsi, LLC, an Amazon Company, where she was responsible for Diapers.com, Wag.com and Soap.com as well as their AutoShip and Easy Reorder product development. Prior to October 2011, Ms. Fox spent over 13 years in brand management with her most recent role as the Senior Category Brand Development Director at Unilever, N.A. Ms. Fox received a Bachelor of Science degree in Industrial Operations Engineering from the University of Michigan and a Master of Business Administration from Harvard Business School. The board of directors believes that Ms. Fox’s experience in the omni-channel retail, brand and digital marketing industries qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
James Warner has served as a member of our board of directors and as chairman of the compensation committee since February 2013, and as our lead independent director since December 2013. Since January 2009, he has been a Principal of Third Floor Enterprises, an advisory firm specializing in digital marketing and media. From January 2000 until December 2008, Mr. Warner served in various leadership roles at aQuantive Inc., including as Executive Vice President at Razorfish Inc. (formerly Avenue A), which was acquired by Microsoft Corporation in August 2007. Prior to aQuantive, he held leadership positions at HBO, CBS and Primedia. Mr. Warner is also a member of the board of directors for Talix, Inc. and Zoom, Inc. From 2011 to 2012, Mr. Warner served as a member of the board of directors of MediaMind Technologies Inc. Mr. Warner received a Bachelor of Arts degree from Yale University and a Master in Business Administration from Harvard Business School. The board of directors believes that Mr. Warner’s experience in the consumer and digital marketing and media industries qualifies him to serve on, and allows him to make valuable contributions to, the board of directors.
Family Relationships
There are no family relationships among any of our executive officers, directors or director nominees.
Board Leadership
Mr. Rudelle serves as the Executive Chairman of the board of directors. Mr. Warner has served as our lead independent director since December 2013, and it is expected that he will continue in that role.
The Company’s governance framework provides the board of directors with flexibility to select the appropriate leadership structure for the Company. The board of directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that Mr. Rudelle should serve as the Executive Chairman of the board of directors, based on the board of directors’ belief that Mr. Rudelle’s in‑depth knowledge of the Company, keen understanding of the Company’s operations, proven leadership and vision position him to provide strong and effective leadership to the board of directors. The board of directors has determined to maintain its current leadership structure, taking into account the foregoing factors as well as the leadership and strategic vision Mr. Rudelle continues to bring to the Chairman position.
In addition, the board of directors continues to maintain the position of lead independent director that it created in 2013. The board of directors determined that it was appropriate to have a lead independent director for so long as the Chairman of the board of directors is also the Chief Executive Officer, is holding an executive position, or otherwise is not an independent director. The lead independent director’s responsibilities include organizing topics for board of directors’ meeting agendas for review and approval; leading meetings; and coordinating with the Chairman on sensitive matters of consideration by the board of directors.
The board of directors does not have a policy that requires the combination or separation of the Chairman of the board of directors and Chief Executive Officer positions. Given the dynamic and competitive environment in which we operate, the board of directors believes that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers. The Code of Conduct is available on our website at ir.criteo.com under “Corporate Governance.” The audit committee is responsible for overseeing the Code of Conduct, and our board of directors is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Director Independence
Our nomination and corporate governance committee and our board of directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our board of directors determined that Ms. Fox and Messrs. de Pesquidoux, Mesrobian and Warner, who currently serve on our board of directors, and Mss. Balla and Picard who have been nominated to the board of directors, are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors determined that Mr. Vidal, who served as a director until December 2016, and Ms. Evan, who is not standing for re-election at the Annual General Meeting, also qualified as independent. In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. With respect to Mr. Vidal, our board of directors considered that Mr. Vidal is a Partner of Index Venture Management LLP and that funds affiliated with Index Venture had previously held a significant percentage of the Company’s shares. Following the sale by the Index Venture funds of their Company equity, our board of directors determined that Mr. Vidal was independent.
Role of the Board in Risk Oversight
Our board of directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our board of directors in this task. The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee reviews and discusses with management, and as appropriate, the Company’s auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken to monitor and manage those exposures and the Company’s contingent financial liabilities. For a description of the principal duties and responsibilities of the audit committee, see “— Board Committees — Audit Committee” below.
While our board of directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our board of directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.
Board Committees
The board of directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our board of directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at ir.criteo.com under “Corporate Governance.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role and can only make recommendations to our board of directors. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee.
Audit Committee. Our audit committee assists the board of directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent auditor and statutory auditor, the performance of the Company’s internal audit function and the Company’s compliance program. The committee held six meetings in 2016. Messrs. de Pesquidoux and Warner and Ms. Evan currently serve on the committee, with Mr. de Pesquidoux serving as its chairman. Ms. Balla is expected to fill Ms. Evan’s seat on the committee, effective as of June 28, 2017 and subject to Ms. Balla’s election at the Annual General Meeting. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our board of directors has further determined that Mr. de Pesquidoux is an “audit committee financial expert” as defined by SEC rules and regulations and that Ms. Evan, Mr. Warner and Ms. Balla qualify as financially sophisticated under Nasdaq rules. The principal duties and responsibilities of our audit committee include:

•
making recommendations on the appointment and retention of our independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, assessing the independence and qualifications of the independent auditor, overseeing the independent auditor’s work and advising on the determination of the independent auditor’s compensation;

•	making recommendations with respect to proposed engagements of the independent auditor, including the scope of and plans for audit or non-audit services;

•	reviewing and discussing with management and our independent auditors the results of the annual audit;

•
reviewing the Company’s internal quality control procedures and conferring with management and the independent auditor regarding the adequacy and effectiveness of the Company’s internal control over financial reporting;

•
reviewing and discussing with management and, as appropriate, the auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures;

•
reviewing and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related person transactions;

•
reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and

•
reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the independent auditor or other financial reporting issues and reporting to the board of directors with respect to related material issues.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our board of directors. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint the statutory auditor once every six fiscal years.
Compensation Committee. Our compensation committee assists our board of directors in reviewing, making recommendations to our board of directors and overseeing matters related to the compensation of our executive officers and directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The committee held six meetings in 2016. Messrs. Warner and Mesrobian currently serve on the committee, with Mr. Warner serving as its chairman. Mr. Vidal previously served on the committee until his resignation from the board of directors in December 2016. Ms. Evan also served on the committee from January 2017 to February 2017, for transitional purposes, until Mr. Mesrobian’s appointment to the committee became effective. Ms. Picard is expected to serve on the committee, effective as of June 28, 2017 and subject to her election at the Annual General Meeting. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our compensation committee include:

•
reviewing and making recommendations to the board with respect to the overall compensation strategy and policies for the Company, including making recommendations to the board of directors regarding performance goals and objectives of the Chief Executive Officer and other senior management, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the board of directors the compensation plans and programs, key terms of employment, severance and other compensation-related policies advisable for the Company;

•	making recommendations to the board of directors with respect to the determination and approval of the compensation and other terms of employment of the Chief Executive Officer;

•	making recommendations regarding the compensation of executive officers and certain members of senior management, as appropriate;

•	reviewing and making recommendations to the board of directors regarding the compensation paid to independent directors;

•	reviewing and making recommendations to the board of directors with respect to other personnel and compensation matters, including benefits plans and insurance coverage;

•	reviewing and evaluating risks associated with the Company’s compensation programs;

•
reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC; and

•
considering the results of shareholder advisory votes on executive compensation and on the frequency of such an advisory vote, as required by Section 14A of the Exchange Act and, to the extent it deems appropriate, taking such results into consideration in connection with the review and approval of executive compensation.

The charter for our compensation committee allows the compensation committee to delegate its authority to subcommittees, as appropriate.
The compensation of members of our senior management other than our Executive Chairman and Chief Executive Officer is determined by the board of directors, taking into account recommendations from our compensation committee and our Executive Chairman and Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the board of directors to grant equity compensation. Generally, the shareholders then delegate to our board of directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The compensation committee is responsible for evaluating and making recommendations to the board of directors with respect to our equity plans.
Our compensation committee engages compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive compensation. For more detailed information on the role of compensation consultants, see “Executive Compensation–Compensation Discussion and Analysis – Compensation Philosophy and Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee. Our nomination and corporate governance committee mainly assists our board of directors in overseeing all aspects of the company’s corporate governance functions and making recommendations to the board of directors regarding corporate governance issues. The committee also identifies, reviews, evaluates and recommends to our board of directors candidates to serve as directors. The committee held four meetings in 2016. Ms. Evan and Ms. Fox currently serve on the committee, with Ms. Evan serving as its chairwoman. Mr. Vidal served on the committee until he resigned from the board of directors in December 2016. Ms. Picard is expected to fill Ms. Evan’s seat on the committee, effective as of June 28, 2017 and subject to Ms. Picard’s election at the Annual General Meeting. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our nomination and corporate governance committee include:

•
identifying, reviewing, evaluating and recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors and establishing related policies, including consideration of any potential conflicts of interest, applicable independence and experience requirements and any other relevant factors that the committee considers appropriate in the context of the needs of the board of directors;

•	reviewing and assessing the performance of management and the board of directors, including committees of the board of directors;

•	overseeing the composition of the board of directors and its committees;

•	assessing the independence of directors;

•	developing and recommending to the board of directors corporate governance principles and practices; and

•	reviewing with the Chief Executive Officer plans for succession to the offices of the Company’s executive officers.
The charter for our nomination and corporate governance committee allows the committee to delegate its authority to subcommittees, as appropriate.
Nomination of Directors
Our board of directors believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead the Company in the context of its industry. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, as well as whether such nominee could provide added value to any of the committees of the board of directors, given the then existing composition of the board of directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our board of directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the board of directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our board of directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the board of directors has in the past used and may continue to use the services of third party search firms to assist in the identification and analysis of appropriate candidates. In 2016, Egon Zehnder and Renovata Partners assisted the board of directors in sourcing candidates to fill the vacancy on the board due to Mr. Vidal’s resignation. In 2016 and 2017, Heidrick & Struggles assisted the board of directors in identifying two new board members, both based in Europe. After conducting an initial evaluation of a prospective candidate, members of the board of directors will interview that candidate if they believe the candidate might be suitable. The Chairman of the board of directors may also ask the candidate to meet with certain members of executive management. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to the board of directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nomination criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors, Criteo, 32, Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year;

however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:

•	the text of the resolution to appoint the director candidate;

•	a brief explanation of the reason for such recommendation;

•	information about the director nominee set forth in Article R. 225-83 5○ of the French Commercial Code; and

•	an affidavit to evidence the requisite share holdings.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the board of directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the board of directors, provided that any such nomination will be reviewed by the full board of directors. The board of directors then makes a recommendation to the shareholders.
Executive Sessions of Non‑Management Directors
In order to promote discussion among the non‑management directors, regularly scheduled executive sessions (i.e., meetings of non‑management directors without management present) are held to review such topics as the non-management directors determine. Mr. Warner, our lead independent director, presides at our executive sessions.
Communications with the Board of Directors
The board of directors has established a process to facilitate communication between shareholders and other interested parties and our directors, including our lead independent director. All communications by shareholders and other interested parties can be sent to: General Counsel, Criteo, 32, Rue Blanche, 75009 Paris, France. Communications are distributed to the board of directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the board of directors or otherwise unsuitable for distribution to the board of directors will be redirected.
Directors’ Attendance at Board, Committee and Annual Meetings
The board of directors held ten meetings during 2016. Each incumbent director attended at least 75% of the aggregate of the meetings of the board of directors and meetings held by all committees on which such director served during 2016. A director’s retainer fees are reduced if such director does not attend 100% of the regularly-scheduled in-person meetings held by the board of directors during the fiscal year, provided that each director is permitted to attend one such meeting telephonically or by video conference without his or her retainer fees being reduced. In addition, a director may attend a meeting telephonically or by video conference without his or her retainer fees being reduced if such director is unable to attend in person due to a change in the date or location of the physical meeting after the board of directors establishes its meeting calendar for any particular fiscal year. For more information, see “Director Compensation” elsewhere in this proxy statement.
Directors are invited but not required to attend the annual meeting of shareholders. Mr. Rudelle was the only director serving on the board of directors at the time of the 2016 Annual General Meeting of Shareholders who attended the meeting. Mr. Eichmann, who was a director nominee at the time of the meeting, also attended the meeting.

RESOLUTIONS 1 TO 4:

ELECTION OF DIRECTORS
General
We currently have seven directors. Under French law and our By-laws, our board of directors must be composed of between three and 18 members. Within this limit, the number of directors is determined by our shareholders. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Currently, pursuant to our By-laws, our directors are elected for two-year terms.
Our By-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting. In addition, our By-laws provide, in accordance with French law, that any vacancy on our board of directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the board of directors. In the event the board of directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors in order for there to be at least three directors serving on the board of directors at any given time, in accordance with French law.
As of January 1, 2017, French law requires that our board of directors be composed of 40% female members as of the Annual General Meeting. However, we can avail ourselves of an exception to this rule applicable to French companies with boards of directors with eight or fewer members. Under the applicable exception, our board of directors is required to have a difference of no more than two members between the number of men and women. We have nominated Mss. Balla and Picard to our board of directors for election at the Annual General Meeting. Upon the appointment of Mss. Balla and Picard, we will be in compliance with this rule pursuant to this exception.
The following table sets forth information regarding each director and director nominee, including his or her age, as of March 31, 2017.

Name	Age	Current Position	Director Since	Term Expiration Year
Jean-Baptiste Rudelle	47	Chairman	2006	2018
Eric Eichmann	49	Director	2016	2018
Sharon Fox(2)	46	Director	2016	2018
Edmond Mesrobian(3)(4)	56	Director	2017	2018
Hubert de Pesquidoux(1)	51	Director	2012	2017
James Warner(1)(3)	63	Lead Independent Director	2013	2018
Nathalie Balla	49	Director Nominee	—	—
Rachel Picard	50	Director Nominee	—	—

(1)	Member of the audit committee.
(2)	Member of the nomination and corporate governance committee.
(3)	Member of the compensation committee.
(4)	Mr. Mesrobian was appointed by the board of directors effective February 2017 for the remainder of Mr. Vidal’s two-year term in office, expiring in 2018.

In addition, French law requires that companies having at least 50 employees for a period of 12 months over the last three years set up a Comité d’Entreprise, or Works’ Council, composed of representatives elected from among the employees. Our Works’ Council was formed in May 2011. Two of these representatives are entitled to attend all meetings of the board of directors and meetings of the shareholders in an observer capacity.
Director Nominees
The board of directors, based on the recommendation of the nomination and corporate governance committee, has nominated Hubert de Pesquidoux, Nathalie Balla and Rachel Picard to be elected directors at the Annual General Meeting. In addition, the shareholders are being asked to ratify the appointment of Edmond Mesrobian, who was appointed by the board of directors as of February 2017 to fill the vacancy on the board due to Mr. Vidal’s resignation. Ms. Evan, whose term expires at the Annual General Meeting, is not standing for re-election to our board of directors.
Each of the nominees for director to be elected at the Annual General Meeting, other than Ms. Balla and Ms. Picard, currently serves as a director of the Company. Mr. Mesrobian was recommended for appointment as a member of the board of directors by the nomination and corporate governance committee in consultation with Renovata Partners, an executive search consulting firm. Mss. Balla and Picard, who were identified by the executive search firm Heidrick & Struggles, were nominated by the board of directors for appointment as members of the board of directors. The board of directors believes that Ms. Balla’s extensive experience as an executive of an e-commerce company qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors. The board of directors believes that Ms. Picard’s extensive experience in developing and transforming large business entities and managing digital companies qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Each director elected at the Annual General Meeting will hold office until the 2019 Annual General Meeting. Each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. de Pesquidoux, Mr. Mesrobian, Ms. Balla and Ms. Picard bring to our board of directors, we request that, pursuant to Resolutions 1 through 4, you approve:
•the renewal of the term of office of Mr. de Pesquidoux;
•the ratification of the provisional appointment of office of Mr. Mesrobian;
•the appointment of Ms. Balla; and
•the appointment of Ms. Picard.
For the full text of Resolutions 1 to 4, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1 TO 4.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for each person who served as a non-employee member of our board of directors during 2016. Mr. Rudelle, our Executive Chairman, and Mr. Eichmann, our Chief Executive Officer, are not included in this table as they were executive officers of the Company. The compensation received by Messrs. Rudelle and Eichmann for 2016 is described under “Executive Compensation—Compensation Discussion and Analysis–Elements of Executive Compensation Program” and under “Executive Compensation–Summary Compensation Table” and the tables that follow. Mr. Eichmann did not receive any compensation for his services as a member of our board of directors during 2016. As Executive Chairman, Mr. Rudelle receives half of his compensation in his capacity as Chief Executive Officer of Criteo Corp. and the other half in his capacity as Chairman of our board of directors. As a result, all of the amounts shown in the “All Other Compensation” column in the Summary Compensation Table under “Executive Compensation” and 50% of the other amounts shown in the Summary Compensation Table for Mr. Rudelle for 2016 were paid to Mr. Rudelle in his capacity as Chairman of our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Warrant Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)(6)
Dana Evan(1)	59,000	—	200,016	—	—	85,721	344,738
Sharon Fox(2)	32,250	—	150,150	—	—	64,350	246,750
Hubert de Pesquidoux	60,000	—	200,016	—	—	85,721	345,738
Dominique Vidal(3)	48,000	—	—	—	—	—	48,000
James Warner	79,000	—	200,016	—	—	85,721	364,738

(1)	Ms. Evan, whose term expires at the Annual General Meeting, is not standing for re-election.
(2)	Ms. Fox joined our board of directors in March 2016 to fill the vacancy due to the resignation of Marie Ekeland.
(3)	Mr. Vidal resigned from our board of directors effective December 31, 2016.
(4)
In accordance with French law, the acquisition of non-employee warrants, or Bons de Souscription d’Actions (“BSAs”), by our directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such BSAs on the date of grant. The amounts reported in the Warrant Awards column reflect the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs, computed in accordance with FASB ASC Topic 718 Compensation - Stock Compensation (“ASC Topic 718”). To account for the required subscription price, the independent directors received additional compensation from the Company, equivalent in value to the amount shown, and eligible to offset the subscription price for the BSAs. See “Independent Director Compensation” below. For information regarding the assumptions used in determining the fair value of a warrant, please refer to Note 19 of the Company’s Annual Report on Form 10-K as filed with the SEC on March 1, 2017.

The aggregate number of BSAs held by each independent director as of December 31, 2016 was as follows:

Name	Number of BSAs
Dana Evan	41,515
Sharon Fox	9,100
Hubert de Pesquidoux	51,515
Dominique Vidal	12,440
James Warner	70,515

(5)
The amounts reported in the “All Other Compensation” column reflect Company-paid taxes in respect of the subscription price of the BSAs. See “–Independent Director Compensation” below for a discussion of the BSAs granted to non-employee members of our board of directors in 2016.

(6)	Amount shown does not include the following amounts, which were paid in 2016 for meetings that took place in 2015:

Name	Amount ($)
Dana Evan	11,600
Hubert de Pesquidoux	12,000
Dominique Vidal	10,800
James Warner	14,600

Independent Director Compensation
Directors (other than our Executive Chairman) who are not independent receive no remuneration for service as a member of our board of directors or any committee of the board, but are reimbursed for reasonable expenses incurred in connection with attending board and committee meetings.
The compensation committee is responsible for reviewing and recommending the compensation for our non-employee members of our board of directors for approval. The compensation committee reviews our independent director compensation annually and, with the assistance of its independent compensation consultant, designs and updates director compensation to maintain competitive compensation levels and structures.
In making decisions regarding independent director compensation, the compensation committee considers data provided by its compensation consultant about independent director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation Discussion and Analysis”). Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation.
The compensation committee believes that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSU awards. As a result, BSAs are a key element of our independent director compensation. Non-employee members of our board of directors receive an initial grant of BSAs upon being appointed and an annual attendance fee comprised of cash and BSAs, provided that they do not receive the BSA portion of the annual attendance fee in the year that they join the board of directors.
However, in accordance with French law, the acquisition of BSAs by our non-employee directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such BSAs on the date of grant. To account for this, the non-employee members of our board of directors received additional compensation equivalent in value to, and eligible to offset, the subscription price for the BSAs. The payment of fees to offset the BSA subscription price constitutes taxable compensation to these directors. Once the BSAs are subscribed for, they are subject to a vesting period and can thereafter be exercised by the holder by paying the corresponding exercise price. The amounts reported in the column titled “Warrant Awards” in the Director Compensation table above reflect the amount of the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs.
In 2016, the compensation committee engaged Compensia, Inc. (“Compensia”), the compensation committee’s compensation consultant, to conduct a review of our independent director compensation compared to the competitive market. Compensia’s analysis showed that overall compensation for independent directors was generally in line with the peer group median. After consideration of Compensia’s findings, the board of directors approved two changes to existing independent director compensation: (i) an increase to the annual Lead Independent Director fee from $10,000 to $20,000 and (ii) an increase to the annual Audit Committee Member fee from $8,000 to $10,000, to be implemented as of the board of directors’ July 2016 meetings.

See “Executive Compensation–Compensation Discussion and Analysis” for details on the composition of our compensation peer group.
As of April 2016, the components of independent director compensation were as follows:

Compensation Element	Director Compensation
Annual cash attendance fees(1)	$40,000
Annual equity attendance fees(2)	$200,000 in BSAs that vest over four years(3)
Committee membership fees(1)	$10,000 for audit committee $5,000 for compensation committee $3,000 for nomination and corporate governance committee
Chair fee(1)	$20,000 for audit committee $15,000 for compensation committee $10,000 for nomination and corporate governance committee
Lead Independent Director fee(1)	$20,000
New director equity award (one-time grant)(4)	$200,000 in BSAs that vest over four years(3)
(1)    Fees paid to directors are contingent on attendance at 100% of the ordinary in-person board of directors’ meetings and committee meetings and are reduced pro-rata to the extent of any absence from such meetings; provided (i) directors are allowed to attend one meeting per year by telephone or video conference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled in-person board of directors’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or video conference will not affect his or her 100% participation rate.

(2) Directors do not receive the annual equity attendance fees for the year that they join the board of directors.
(3) One quarter of the BSA award vests on the first anniversary of the date of grant and the remainder vests in 12 equal quarterly installments thereafter.
(4)    Prorated for directors who join during the year, upon discretion of the board of directors. If a director resigns or is removed from the board of directors before the first anniversary of his or her new director equity award, the entire award is forfeited.

RESOLUTION 5:
FIXING OF THE AMOUNT OF DIRECTORS’ ATTENDANCE FEES
Under French law, our shareholders must approve the maximum amount of attendance fees that may be paid to all independent directors each fiscal year. As discussed in more detail above under “Director Compensation,” independent director compensation for 2016 is intended to align overall independent director compensation with the median of the Company’s peer group. Consistent with the practice among our peers, we offer our independent directors the opportunity to invest in our equity in the form of BSAs (non-employee warrants). The aggregate amount of attendance fees paid in 2016, including those paid to offset the subscription price of BSAs granted to the directors, was approximately $1.35 million, or the equivalent of approximately €1.22 million at a euro to U.S. dollar exchange rate of 1.10683. See “Director Compensation” above for a description of independent director compensation and the fees paid to directors in 2016. Pursuant to Resolutions 3 and 4, the shareholders are also being asked to appoint additional independent directors, Ms. Balla and Ms. Picard, at this Annual General Meeting.
Accordingly, we ask that the shareholders approve an increase to the maximum amount of attendance fees that may be paid to all directors per fiscal year from €2.25 million to €2.5 million (or from approximately $2.49 million to approximately $2.77 million, using the exchange rate referenced above). As a reminder, the overall annual amount of €2.25 million was set by the annual shareholders’ meeting in 2016. The increase in the overall amount of attendance fees will provide the board of directors with the required flexibility to maintain independent director compensation that is in line with our peers and to accommodate new independent directors, such as Mss. Balla and Picard, who are nominated at this Annual General Meeting, and other potential directors with a track record of value creation who can assist us in continuing to deliver strong results for our shareholders. This amount also takes into account that the attendance fees paid to the directors will include an amount equal to the subscription price for any BSAs granted, which reflects the fair value of the BSAs at grant.
For the full text of Resolution 5, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 5.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers, including their ages, as of March 31, 2017:

Name	Age	Position(s)
Jean-Baptiste Rudelle(1)	47	Executive Chairman
Eric Eichmann(1)	49	Chief Executive Officer
Benoit Fouilland	52	Chief Financial Officer
Mary Spilman(2)	49	Chief Revenue Officer
Dan Teodosiu(2)	50	Chief Technology Officer

(1)	Biographical information for Mr. Rudelle and Mr. Eichmann is provided above under “Board of Directors – Director and Director Nominee Biographies.”
(2)	Our board of directors determined that Ms. Spilman and Mr. Teodosiu were executive officers of the Company effective as of March 1, 2017.
Benoit Fouilland has served as our Chief Financial Officer since March 2012. From September 2009 to March 2012, he served as Senior Vice President and Chief Financial Officer for the Europe, Middle East and Africa (EMEA) region of SAP AG, a multinational software corporation. From April 2008 to September 2009, Mr. Fouilland was the Chief Financial Officer of Business Objects S.A., an enterprise software company which was acquired by SAP AG in 2007. Mr. Fouilland received a Master in Business Administration degree from INSEAD, a Diplôme d’Études Supérieures Spécialisées degree in Financial Audit from Université Paris Dauphine and a Business degree from the ESLSCA Graduate School of Business in Paris.
Mary “Mollie” Spilman has served as our Chief Revenue Officer since August 2014. Prior to joining Criteo, Ms. Spilman was with Millennial Media, Inc. where she served as Executive Vice President, North America and Chief Marketing Officer from October 2012 to April 2013 and as Executive Vice President, Global Sales and Operations, from April 2013 to August 2014. From January 2010 to September 2012, Ms. Spilman was with Yahoo! Inc., where she served in several roles, with her last role being Chief Marketing Officer. Ms. Spilman received a B.A. degree from Trinity College.
Dan Teodosiu has served as our Chief Technology Officer since May 2016. Prior to that, he was our Executive Vice President, Engineering from February 2013 to May 2016. From March 2011 to December 2012, Mr. Teodosiu was with Google, where he served as Engineering Director. Mr. Teodosiu received a B.S. degree from Politehnica University of Bucharest and M.S. and PhD degrees in Computer Science from Stanford University.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2016 for our named executive officers and provides context for the decisions underlying the compensation reported in the executive compensation tables in this Proxy Statement. For 2016, our named executive officers included (i) our principal executive officer; (ii) our principal financial officer; and (iii) our other two executive officers, other than the principal executive officer and the principal financial officer, who were serving as executive officers as of the end of the fiscal year. For the year ended December 31, 2016, our named executive officers were:

Jean-Baptiste Rudelle	Executive Chairman
Eric Eichmann	Chief Executive Officer (principal executive officer)
Benoit Fouilland	Chief Financial Officer (principal financial officer)
Romain Niccoli(1)	Chief Product Officer
(1) Mr. Niccoli resigned from his position as Chief Product Officer effective December 31, 2016.
Certain amounts in this Compensation Discussion and Analysis relating to compensation in 2016 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.10683 and from British pounds to U.S. dollars at a rate of £1.00 = $1.351193, which represent average exchange rates for the year ended December 31, 2016, and certain amounts relating to compensation in 2015 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.108775 and from British pounds to U.S. dollars at a rate of £1.00 = $1.528447, which represent average exchange rates for the year ended December 31, 2015.
We believe that we have a very strong team of executives who have the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our strong financial performance in 2016, as described below.
2016 Financial and Operating Highlights
We are a global technology company specializing in digital performance marketing. We strive to deliver post-click sales to our advertiser clients at scale across multiple digital marketing channels and according to the client’s targeted return on investment. We use our proprietary machine-learning algorithms, coupled with large volumes of granular shopping intent data and deep insights into consumer shopping intent and purchasing habits, to price and deliver in real time highly relevant and personalized digital performance advertisements to consumers. By measuring the value we deliver on a post-click sales basis, we make the return on investment transparent and easy to measure for our advertiser clients.
2016 Financial Highlights:

•	Revenue increased 36% from $1,323 million in 2015 to $1,799 million in 2016;

•	Revenue excluding traffic acquisition costs, or Revenue ex-TAC, increased 37% from $534 million in 2015 to $730 million in 2016;

•	Net income increased 40% from $62.3 million in 2015 to $87 million in 2016;

•	Adjusted EBITDA increased 57% from $143 million in 2015 to $225 million in 2016.
Revenue ex-TAC and Adjusted EBITDA are non-GAAP measures. We define Revenue ex-TAC as our revenue excluding traffic acquisition costs. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, acquisition-related costs and deferred price consideration. Please refer to footnotes 3 and 5 to the Other Financial and Operating Data table in “Item 6—Selected Financial Data” of our Annual Report on Form 10-K for a

reconciliation of Revenue ex-TAC to revenue and Adjusted EBITDA to net income, in each case the most directly comparable financial measure calculated and presented in accordance with GAAP.
The following charts show the growth of our revenue, Revenue ex-TAC, net income, Adjusted EBITDA and cash flow from operating activities over the past three years:

2016 Operating Highlights:

•	We added over 4,000 net clients, ending 2016 with over 14,000 clients;

•	We maintained client retention at 90% while increasing our client base 42%;

•	Over 60% of our business was generated on mobile as of the end of 2016;

•	In October 2016, we launched Criteo Predictive Search, a groundbreaking product that brings our proven performance-based approach to the large and fast-growing Google Shopping market;

•
In November 2016, we completed the acquisition of HookLogic, Inc. (“HookLogic”), a New York-based company connecting ecommerce retailers with consumer brand manufacturers. The acquisition of HookLogic expands our business to brand manufacturers and strengthens our performance marketing platform for commerce and brands. We now offer HookLogic's products under the “Criteo Sponsored Products” name;

•	We continued to innovate, including by enhancing our core platform with the addition of Kinetic Design, new features in the Criteo Engine and a stronger Universal March solution; and

•	We grew the number of Criteo employees to 2,500, while growing research and development (“R&D”) capacity over 50% to more than 600 engineers in France, California and Michigan.

2016 Executive Compensation Highlights
Highlights of our executive compensation program for 2016 include:

•	We paid annual incentive bonuses to our named executive officers with funding at between 95.9% and 97.7% of target based on strong Company performance as described below;

•
We updated our compensation peer group to maintain alignment with key attributes of the Company, including our industry, market capitalization and certain financial attributes, such as annual revenue and annual revenue growth, and we reviewed the compensation practices of a secondary set of international peers to reflect the Company’s unique position in the market; and

•
We established that a majority of our executive officers’ target total direct compensation opportunity be paid in the form of long-term equity incentives, including performance stock units (“PSUs”) and stock options, both of which vest over four years.

Executive Compensation Policies and Practices
We maintain several policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
•    Performance-based equity incentives
•    Performance-based annual incentive bonus
•    Independent compensation consultant engaged by our compensation committee
•    Annual compensation program review and, where appropriate, alignment with our compensation peer group; review of external competitive market data when making compensation decisions
•    Significant portion of executive compensation contingent upon corporate performance
•    Four-year equity award vesting periods, including a one-year performance period and a two-year initial vesting cliff for PSUs
•    Prohibition on short sales, hedging of stock ownership positions and transactions involving derivatives of our ADSs
•    Limited executive perquisites

•    No “single-trigger” change of control benefits
•    No tax “gross-ups” for change of control benefits
•    No employment agreements with executive officers that contain guaranteed salary increases, bonuses or equity compensation
•    No discounted stock options or option re-pricings

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for our executive officers has four fundamental objectives: (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. The compensation committee and the board of directors believe that executive compensation should be directly linked both to continuous improvements in corporate performance and accomplishments that are expected to increase shareholder value. Historically, the board of directors has compensated our executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term incentive compensation in the form of equity awards. The compensation committee and the board of directors believe that cash compensation in the form of base salary and an annual incentive bonus provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation using equity awards increases retention and aligns the objectives of our executive officers with those of our shareholders with respect to long-term performance. Since 2015, long-term equity compensation for our executive officers has consisted of both PSU awards and stock options.
Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our board of directors have an advisory role and can only make recommendations to our board of directors. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and practices, as well as determining specific compensation arrangements for the named executive officers, final approval by our board of directors is required on all such matters. The board of directors’ decisions and actions regarding executive compensation referred to throughout this Compensation Discussion and Analysis are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The board of directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and achievement by our executive officers of these goals. While the compensation committee draws on a number of resources, including input from the Executive Chairman, the Chief Executive Officer and the compensation committee’s compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the board of directors. The compensation committee relies upon the judgment of its members in making recommendations to the board of directors after considering several factors, including recommendations of the Executive Chairman and the Chief Executive Officer, Company and individual performance, cultural fit, perceived criticality, retention objectives, internal equity, current compensation opportunities as compared to similarly situated executives at peer companies (based on a review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its compensation consultant. The mandate of the compensation consultant includes assisting the compensation committee in its review of executive and director compensation practices, including the competitiveness of pay levels, design of the Company’s annual and long-term incentive compensation plans, executive compensation design, and analysis of competitive market practices. The compensation committee is responsible for oversight of the work of the compensation consultant and annually evaluates the performance of the compensation consultant. The compensation committee has discretion to engage and terminate the services provided by the compensation consultant, subject to formal approval by the board of directors.
At its meeting in October 2016, the compensation committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules and the board of directors concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.
Role of Executive Chairman and Chief Executive Officer
Our Executive Chairman and Chief Executive Officer attend compensation committee meetings and work with the chair of the compensation committee and its compensation consultant to develop compensation recommendations for the executive officers (excluding the Executive Chairman and the Chief Executive Officer), based upon individual experience and breadth of knowledge, individual performance during the year and other relevant factors. The Executive Chairman’s and the Chief Executive Officer’s recommendations are reviewed and considered with other applicable information by the compensation committee which then makes a recommendation to the board of directors. The compensation committee works directly with its compensation consultant to recommend to the board of directors compensation actions for our Executive Chairman and Chief Executive Officer. In accordance with Nasdaq rules, our Executive Chairman and Chief Executive Officer are not present during deliberations or voting concerning their own compensation, respectively.
Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program, including an evaluation of the compensation practices at peer companies. The compensation committee uses data from this evaluation to assess the reasonableness of compensation and ensure that our compensation practices are competitive in the marketplace.
Our peer companies in 2016 were provided to the compensation committee by Compensia, then selected by the compensation committee and subsequently approved by the board of directors. Each year, the compensation committee reviews our peer group with the assistance of the compensation consultant and updates the peer group as appropriate. The companies comprising the peer group for 2016 were selected on the basis of their comparability to Criteo in terms of broad industry (software and services companies focused on digital media/advertising in the U.S. and software/technology companies more broadly in Europe, given the more limited comparables in the European market), geographic location, market capitalization, financial attributes (including revenue, revenue growth, comparable gross margin and cash flow) and number of employees.
Based on this evaluation, the compensation committee selected the peer companies in the following table for 2016. Given the Company’s unique position as a French company publicly-listed on the Nasdaq Global Market in the United States with certain executives based in Europe, the compensation committee determined that it was appropriate to develop both U.S. and international peer groups. The peer companies generally had revenues up to twice the Company’s revenue, and market capitalization between half to three times the Company’s market capitalization.
U.S. Peers:

comScore	j2 Global	Tableau Software

Cornerstone OnDemand	Marketo	VeriSign

CoStar Group	NetSuite	Yelp

Endurance International	Pandora Media	Zillow Group

Fair Isaac	Qlik Technologies	Zynga

GoDaddy	Splunk
International Peers:

Auto Trader Group Plc	King Digital Entertainment	Rocket Internet

AVG Technologies N.	Logitech Intl SA	Sage Group

Cimpress N.	Luxoft Holding	Scout 24

Fleetmatics Group PLC	Micro Focus Intl.	Sophos Group Plc

InterXion Holding N.	Playtech Plc	Telecity Group

Just Eat Plc	Regus Plc
In addition to reviewing data drawn from these peer groups, the compensation committee also reviews competitive compensation data from the Radford Global Technology Surveys and Compensia databases. To assist the Company in making its executive compensation decisions for 2016, Compensia evaluated competitive market practices, considering base salary, target annual incentives as a percentage of base salary, target total cash compensation, target annual long-term incentive grant date fair values and target total compensation.
In general, our board of directors seeks to set executives’ total cash compensation (base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles in the Company’s peer group). However, the compensation committee does not formally “benchmark” our executive officers’ compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee exercises independent judgment in determining appropriate levels and types of compensation to be paid based on its assessment of several factors, including recommendations of the Executive Chairman and the Chief Executive Officer, Company and individual performance, cultural fit, perceived criticality, retention objectives, internal equity, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
Say-On-Pay
Our executive compensation program received significant shareholder support and was approved, on a non-binding advisory basis, by 97% of the votes cast at the 2016 Annual General Meeting. We value feedback from our shareholders on our executive compensation program and welcome input, as it impacts our decision-making.  We will continue to monitor feedback from our shareholders and may solicit outreach on our programs, as appropriate.  At the 2016 Annual General Meeting, shareholder votes also expressed a preference for the say-on-frequency proposal to hold an advisory vote to approve executive compensation on an annual basis. In light of this vote, the

Company’s board of directors has determined that the Company will hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote.
Elements of Executive Compensation Program
In 2016, our executive compensation program consisted of three principal elements:

•	Base salary

•	Annual incentive bonus

•	Long-term incentive compensation

Base Salary
Base salary is the principal fixed element of an executive officer’s annual cash compensation during employment. The level of base salary reflects the executive officer’s skills and experience and is intended to be on par with other job opportunities available to such executive officer. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is competitive with our peer group in order to retain our current executives and to hire new executives when and as required. However, our review of the competitive market data is only one factor in setting base salary levels. In addition, the compensation committee also considers the following factors:

•	individual performance of the executive officer, as well as overall performance of the Company, during the prior year;

•	level of responsibility, including breadth, scope and complexity of the position;

•	years of experience and level of expertise of the executive officer;

•	internal review of the executive officer’s compensation relative to other executives to take into account internal equity considerations; and

•	in the case of executive officers other than the Executive Chairman and Chief Executive Officer, the recommendations of the Executive Chairman and Chief Executive Officer.
Base salaries for our executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually based on the factors described above.

2016 Base Salaries
The base salaries of the named executive officers for 2015 and 2016, each in local currency and converted into U.S. dollars (on a constant currency basis for 2016), and the rationale for any base salary adjustment are set forth below:

Name	Position(1)	2015 Base Salary (in local currency)	2016 Base Salary (in local currency)	2015 Base Salary (in USD)(2)	2016 Base Salary at Constant Currency (in USD)(2)	Rationale for Adjustment
Jean-Baptiste Rudelle	Executive Chairman	€210,000 (services to Criteo S.A.) $283,500 (services to Criteo Corp.)(3)	€124,840 (services to Criteo S.A.) $137,500 (services to Criteo Corp.)(3)	$516,343	$275,920	Adjusted to reflect Mr. Rudelle’s transition from Chief Executive Officer to Executive Chairman, assisting the CEO to achieve his objectives and managing M&A strategy for the Company.
Eric Eichmann	Chief Executive Officer	£320,040	£181,335 (H1 2016) $275,000 (H2 2016)(4)	$489,164	$552,161	Base salary increase to reflect Mr. Eichmann’s promotion to Chief Executive Officer.
Benoit Fouilland	Chief Financial Officer	€283,500	€303,000	$314,338	$335,959	Base salary increase to recognize strong performance.
Romain Niccoli	Chief Product Officer	€241,500	€266,200	$267,769	$295,156	Base salary increase to recognize strong performance and promotion to Chief Product Officer, effective April 2016.

(1) Refers to such named executive officer’s position at the end of 2016. Mr. Niccoli was promoted from Chief Technology Officer/Head of Human Resources to Chief Product Officer in April 2016, and subsequently resigned from the Company effective December 31, 2016.

(2) 2015 base salaries have been converted from euros to U.S. dollars at a rate of €1.00 = $1.108775 and from British pounds to U.S. dollars at a rate of £1.00 = $1.528447, which represent average exchange rates for the year ended December 31, 2015. 2016 base salaries are presented on a constant currency basis, using the 2015 average exchange rates set forth in the preceding sentence, for comparative purposes.

(3) In 2015, Mr. Rudelle served as Chairman and Chief Executive Officer of Criteo S.A. and as the Chief Executive Officer of Criteo Corp., our U.S. subsidiary, and received a separate salary in each capacity. As of January 1, 2016, Mr. Rudelle transitioned to the role of Executive Chairman, whereby he serves as the Chairman of the board of directors of Criteo S.A. and directs the strategic vision of the Company as the Chief Executive Officer of Criteo Corp. Mr. Rudelle continues to receive a separate salary in each capacity.

(4) Mr. Eichmann was based in the United Kingdom and received an annual base salary of £362,670 from January 1, 2016 to June 30, 2016. He relocated to the United States and received an annual base salary of $550,000 from July 1, 2016 to December 31, 2016.

Annual Incentive Bonus
The Company provides our executive officers with the opportunity to earn annual cash bonus awards pursuant to the Criteo Executive Bonus Plan (the “EBP”), which are specifically designed to motivate our executive officers to achieve pre-established company-wide priorities set by the board of directors and to reward them for individual results and achievements in a given year.

The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:

(i)	help attract and retain a high quality executive management team;

(ii)	increase management focus on challenging yet realistic goals intended to create value for shareholders;

(iii)	encourage management to work as a team to achieve the Company’s goals; and

(iv)	provide incentives for participants to achieve results that exceed Company goals.
     Pursuant to the EBP, the annual cash bonus opportunities for our executive officers are approved on an annual basis by the board of directors. The company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the board of directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the board of directors has approved our annual operating plan.
Under the EBP, the board of directors has the discretion to determine the extent to which a bonus award will be adjusted based on an executive officer’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive officer’s bonus award may be adjusted downward to zero by the board of directors based on a review of individual performance. The board of directors is not required to set individual goals for a given year.
2016 Annual Bonus Incentive
The performance measures and related target levels for the 2016 EBP were developed by the compensation committee and approved by the board of directors in June 2016. For 2016, the board of directors, on recommendation from the compensation committee, set two shared quantitative goals applicable to all the named executive officers (weighted 70%, collectively) and individual qualitative goals for each of our named executive officers (weighted 30%).
Quantitative Goals
The quantitative measures selected for the 2016 EBP were (i) Revenue ex-TAC growth, measured at constant currency, and (ii) improvement in Adjusted EBITDA margin from 2015 to 2016. Adjusted EBITDA margin is defined as the Company’s Adjusted EBITDA as a percentage of revenue for the relevant period. These measures were selected by the board of directors because Revenue ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Revenue ex-TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo Engine’s performance, allowing it to deliver more relevant advertisements at scale. The weighting of the Adjusted EBITDA metric was increased from 2015 to 2016 to reflect an increased emphasis on profitability.
The maximum payout on the quantitative goals was 200%, as follows:
•If Adjusted EBITDA margin improved by less than 100 basis points, the maximum payout on the quantitative goals was 100%;
•If Adjusted EBITDA margin improved by 100 basis points or more, the maximum payout on the quantitative goals based on 2016 performance was 160%. An additional payout on the quantitative goals of up to 40% (for a total of 200%) is possible based on Revenue ex-TAC growth in the first quarter of 2017.
The following chart sets forth the quantitative goals for 2016 and the achievement levels for such goals:

		Achievement
Performance Measure	Weight	0%	50%	100%	Actual(1)
2016 Revenue ex-TAC growth	50%	<30%	30%	≥35%	34%
2016 improvement in Adjusted EBITDA margin	20%	<60 BPS	60 BPS	≥100 BPS	167 BPS
If 2016 improvement in Adjusted EBITDA margin was 100 basis points or higher, the named executive officers had the opportunity to earn an additional 60% on their quantitative goals (weighted 70% of overall bonus opportunity) based on quarterly 2016 Revenue ex-TAC growth, as follows:

Q3 2016 Revenue ex-TAC growth	14%	<37%(2)	42%	≥49%	30%
Q4 2016 Revenue ex-TAC growth	28%	<36%(3)	39.5%	≥45%	33%

(1) In determining the achievement of the quantitative goals, the board of directors excluded the contribution from Criteo Sponsored Products (formerly HookLogic) for the period from November 9, 2016, the date HookLogic was acquired, to December 31, 2016.

(2) Achievement scale is linear from 35% to 49%, provided there is no payout unless growth is at least 37%.
(3) Achievement scale is linear from 34% to 45%, provided there is no payout unless growth is at least 36%.
Qualitative Goals
In addition, the board of directors selected individual qualitative goals for each of the named executive officers that were aligned to strategic performance objectives for those individuals. The qualitative goals were weighted 30% for each named executive officer and were subject to a maximum payout of 200%. Some variation applied from named executive officer to named executive officer and from goal to goal. These qualitative goals for 2016 included strategic (including acquisition) initiatives for all named executive officers, product achievements for Messrs. Rudelle, Eichmann and Niccoli, leadership development for Messrs. Eichmann, Fouilland and Niccoli and cost management initiatives for Mr. Fouilland.
2016 Annual Cash Bonus Payouts
The board of directors approved annual incentive bonus awards for each named executive officer under the 2016 EBP as follows:

Name	Bonus Target as % of Base Salary(1)	Quantitative Goals Achievement (70%)	Qualitative Goals Achievement (30%)	Funding Multiplier as % of Target	Actual Payout Amount(2)
Jean-Baptiste Rudelle	100%	95.7%	103%	97.7%	$269,447
Eric Eichmann	100%	95.7%	98%	96.5%	$530,640
Benoit Fouilland	75%	95.7%	101%	97.4%	$244,938
Romain Niccoli(3)	60%	95.7%	96%	95.9%	$169,500

(1) Mr. Eichmann’s bonus target as a percentage of base salary was increased from 80% for 2015 to 100% for 2016 and Mr. Fouilland’s bonus target as a percentage of base salary was increased from 70% for 2015 to 75% for 2016. Bonus targets as a percentage of base salary for Mr. Rudelle and Mr. Niccoli did not change from 2015 to 2016.

(2) Certain amounts have been converted from euros to U.S. dollars at a rate of €1.00 = $1.10683, which represents the average exchange rate for the year ended December 31, 2016.
(3) The board of directors, upon recommendation of the compensation committee, determined that it was appropriate for Mr. Niccoli to receive a payout on the 2016 EBP, notwithstanding his resignation as of December 31, 2016, in light of his invaluable contributions to the growth and success of the Company as a founder and executive for over a decade.

Long-Term Incentive Compensation
Long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity in 2016 was provided in the form of long-term equity awards. We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of free shares, or restricted stock units (“RSUs”), under French law (the enactment of the Loi Macron in August 2015), the board of directors, after careful review by the compensation committee, decided to add RSUs to the Company’s equity compensation program for certain employees and PSUs to the Company’s equity compensation program for executive officers and certain managers and employees. In October 2015, the Company’s shareholders approved: (i) a general plan (as such plan has been amended, the “Amended and Restated 2015 Time-Based RSU Plan”) providing for the grant of time-based RSUs to employees of the Company, and (ii) a performance-based plan (as such plan has been amended, the “Amended and Restated 2015 Performance-Based RSU Plan”) providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the board of directors.
Stock options remain a valuable compensation tool for us and provide our executive officers with realizable value over time only if our shareholders also realize value after the date options are granted. PSUs provide a direct link between our financial performance and the compensation of our executive officers, thereby furthering the alignment of the interests of our executive officers and shareholders.
In addition to the initial equity award that each executive officer receives upon being hired, the board of directors also grants some or all of our executive officers additional equity awards each year as part of our annual review of our executive compensation program. The eligibility for, and size of, any additional equity award to each of our executive officers are determined on a discretionary basis taking into account the following factors:

•	each executive officer’s individual performance assessment, the results and contributions delivered during the year, as well as his or her anticipated potential future impact;

•	delivering equity values that are competitive when compared to the equity values delivered by the companies in our peer group to their executives with similar responsibility;

•	the size and vesting schedule of existing equity awards in order to maximize the long-term retentive power of all additional awards;

•	the size of each executive officer’s total cash compensation opportunity;

•	the Company’s overall performance relative to corporate objectives; and

•	the Company’s overall equity budget for the year.

Based on the foregoing factors, the board of directors, upon recommendation of the compensation committee, determined that the 2016 long-term incentive compensation to be granted to each of our executive officers should consist of a mix of stock options and PSUs. The board of directors believes that the use of both stock options and PSUs provides a balanced focus on enhancing value for our shareholders and achieving specified financial results.
The table below sets forth the equity awards granted by the board of directors to our named executive officers in 2016:

Name	Shares Issuable Upon Exercise of Stock Options Granted in 2016	Shares Issuable Upon Vesting of PSUs Granted in 2016(1)
Jean-Baptiste Rudelle	81,875	31,250
Eric Eichmann	163,750	95,510
Benoit Fouilland	68,120	26,000
Romain Niccoli(2)	79,910	30,500

(1) As set forth below, all the named executive officers, except for Mr. Niccoli, earned 97.6% of the shares subject to their 2016 PSU awards, which shares will vest over a period of four years.
(2) All of the equity granted to Mr. Niccoli in 2016 as set forth in this table was forfeited as a result of his resignation as of December 31, 2016.
Vesting of Stock Option Grants
The stock option awards have a four-year vesting period, with one quarter of the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter, subject to the recipient’s continued employment with the Company.
Performance Conditions and Vesting of PSU Grants
Our Ordinary Shares subject to the PSUs granted to the named executive officers were to be earned contingent upon the attainment of the 2016 growth in Revenue ex-TAC goal set by the board of directors in the first quarter of 2016.
As growth in Revenue ex-TAC is the single most important metric used by the board of directors to measure the Company’s financial performance and creation of shareholder value given both our current development stage and the significant growth opportunities ahead of us, the compensation committee and board of directors determined that growth in Revenue ex-TAC was the appropriate performance measure for the 2016 PSU awards. Our compensation committee and board of directors believe that setting a one-year performance measurement period was appropriate at this stage in the Company’s development, due to the steep trajectory of our top-line revenue growth and the risk of setting inappropriate targets if we were to project more than one year in advance. This approach was balanced by the four-year vesting schedule to which any earned PSUs are subject, as discussed below.
The following table sets forth the 2016 Revenue ex-TAC growth goal for the 2016 PSU awards.

2016 Revenue Ex-TAC Growth	Percentage of PSUs Earned(1)
<30%	0%
30%	80% (Minimum)
35%	100% (Target)
>35%	100% (Maximum)
(1) Achievement is linear for Revenue ex-TAC growth between 30% and 35%. Within this range, named executive officers would earn between 80% and 100% of the PSUs granted, on a pro-rata basis.
Actual 2016 Revenue ex-TAC growth was 34.4%, or 97.6% of the Revenue ex-TAC growth target for the year. In determining the achievement of 2016 Revenue Ex-TAC growth, the board of directors excluded the contribution from Criteo Sponsored Products (formerly HookLogic) for the period from November 9, 2016, the date HookLogic was acquired, to December 31, 2016. As a result, the named executive officers earned 97.6% of the Ordinary Shares subject to their 2016 PSU awards.
Our compensation committee and board of directors also believe that a time-based vesting requirement for any earned PSUs was important to provide additional retention incentives and longer term alignment with our shareholders. Accordingly, earned PSUs are subject to a four-year vesting schedule, with half of any earned PSUs vesting on the second anniversary of the grant date and the remainder vesting in eight equal quarterly installments thereafter, which quarterly vesting is subject to the recipient’s continued employment with the Company. As a result, none of the PSUs granted to the named executive officers for 2016 will vest until January 2018, at the earliest.
As the Company and its compensation program evolve and we continue to evaluate the effectiveness of PSUs in attaining our compensation objectives, we intend to review the appropriateness of PSU grants in future years, the weight of PSU grants in our total executive equity mix, the performance metrics applicable to PSUs, the performance scale and related payout scale applicable to PSUs, and the length of the measurement period for PSU performance metrics.
Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan (the “401(k) Plan”), pursuant to which all employees, including any named executive officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Code. In 2016, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Mr. Eichmann, who was based in the United States from July 2016 onward, was the only named executive officer to participate in the 401(k) plan in 2016.
In the United Kingdom, we are required to enroll employees who meet certain basic conditions, including any named executive officer employed by our U.K. subsidiary (Criteo Ltd.), into a workplace pension scheme. We are also required to pay in to eligible employees’ pension schemes. For 2016, employees were required to contribute at least 1% of their qualifying earnings and we were required to contribute at least 2% of employees’ qualifying earnings to their pension schemes. These minimum amounts will be increased in October 2017. In 2016, we permitted employees to opt-in to higher voluntary levels of contribution, pursuant to which (i) if an employee contributed 3% of their qualifying earnings, we would contribute 5%, (ii) if an employee contributed 4% of their qualifying earnings, we would contribute 6%, and (iii) if an employee contributed 5% or more of their earnings, we would contribute 7%. In addition, for U.K. employees at the Vice President level and above, which included Mr. Eichmann for the first half of 2016, we elected to contribute 12% of such employees’ qualifying earnings to their pension scheme.
Perquisites and Other Personal Benefits
We provide limited perquisites to our named executive officers. For more information on the perquisites and other personal benefits provided to our named executive officers, please refer to footnote (8) to the Summary Compensation Table in “Executive Compensation – Compensation Tables” included elsewhere in this Proxy Statement.
Stock Ownership Requirements
In accordance with French law, our board of directors requires that 10% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our Executive Chairman, Chief Executive Officer and Deputy Chief Executive Officers (“directeurs généraux délégués”) be held by such persons until the termination of their respective offices. For 2016, Mr. Rudelle was our Executive Chairman, Mr. Eichmann was our Chief Executive Officer and Messrs. Fouilland and Niccoli were our Deputy Chief Executive Officers.

Timing of Compensation Actions
Compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other change in job responsibilities.
 Equity Grant Policy
We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information.
Short Sale and Derivatives Trading Policy
Our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Compensation Recovery (“Clawback”) Policy
As of the date of this Proxy Statement, we do not have a formal compensation recovery policy, often referred to as a “clawback” policy. However, the 2016 Stock Option Plan, the Amended and Restated 2015 Time-Based RSU Plan and the Amended and Restated 2015 Performance-Based RSU Plan all provide that any option, RSU and PSU awards granted thereunder are subject to any clawback policy enacted by the Company in the future. If the SEC adopts final rules relating to clawback policies required for U.S. domestic registrants, the Company will comply with such rules as required.
Risks Related to Compensation Policies and Practices
As part of the board of directors’ risk oversight role, our compensation committee reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation practices as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:

•	the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;

•
the granting of equity-based awards that are earned based on performance (in the case of executive officers) and subject to time-based vesting, which aligns employee compensation with Company performance, encouraging participants to generate long-term appreciation in equity values;

•
the Company’s annual bonus determinations for each employee being tied to achievement of Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and

•
the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

THE COMPENSATION COMMITTEE
James Warner (Chair)
Edmond Mesrobian

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2016, 2015 and 2014, respectively, the compensation earned by our Chief Executive Officer, Chief Financial Officer and our two other executive officers, who are referred to collectively as our named executive officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)(6)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)		Total ($)
Jean-Baptiste Rudelle (2)	2016	275,677	—	1,321,250	1,257,323	269,447	152,323		3,276,020
Executive Chairman	2015	516,343	—	1,795,089	1,627,017	464,709	148,601	(9)	4,551,759
	2014	532,515	—	—	4,135,988	843,297	87,599	(9)	5,599,399
Eric Eichmann (3)	2016	520,019	—	3,598,140	2,514,646	530,640	85,641		7,249,085
Chief Executive Officer	2015	489,164	—	816,020	1,932,294	352,198	58,700		3,648,377
	2014	501,730	—	—	—	639,405	149,081		1,290,216
Benoit Fouilland	2016	335,369	—	1,099,280	1,046,092	244,938	14,491		2,740,170
Chief Financial Officer	2015	314,338	—	979,069	887,464	198,033	15,857		2,394,761
	2014	358,118	—	—	—	399,338	35,402		792,858
Romain Niccoli (4)	2016	294,638	—	1,289,540	1,227,147	169,500	—		2,980,825
Chief Product Officer	2015	267,769	—	816,020	739,553	144,595	—		1,967,937
	2014	305,064	—	—	1,783,652	242,983	32,168		2,363,867

(1)
All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S. dollars. Certain amounts payable to Messrs. Rudelle, Fouilland and Niccoli were paid in euros and to Mr. Eichmann in British pounds. The average exchange rate used for the purpose of the Summary Compensation Table, and, unless otherwise noted, the supporting tables that follow, for the three years ended December 31, 2016, 2015 and 2014 is as follows:

Date	Euro to U.S. Dollar Conversion Rate	British Pound to U.S. Dollar Conversion Rate
12/31/16	1.106830	1.351193
12/31/15	1.108775	1.528447
12/31/14	1.326364	1.646097

(2)
Prior to January 1, 2016, Mr. Rudelle served as Chairman and Chief Executive Officer. All of the amounts shown in the “All Other Compensation” column and 50% of the other amounts shown in the Summary Compensation Table for Mr. Rudelle for 2016 were paid to Mr. Rudelle in his capacity as Chairman of the Company.

(3)	Prior to January 1, 2016, Mr. Eichmann served as Chief Operating Officer and President.

(4)
Prior to April 20, 2016, Mr. Niccoli served as Chief Technology Officer/Head of Human Resources. Mr. Niccoli resigned from the Company as of December 31, 2016. As a result of Mr. Niccoli’s resignation, all of the amounts reported for 2016 for Mr. Niccoli in the “Stock Awards” and “Option Awards” columns were forfeited.

(5)
The amounts reported for 2015 and 2016 in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 19 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2017. The amounts reported for 2014 in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with IFRS 2 Share Based Payment as we prepared and reported our consolidated financial statements under IFRS as issued by the International Accounting Standards Board (“IASB”) for the year ended December 31, 2014. For information regarding the assumptions used in determining the fair value of an award, for awards granted in 2014, please refer to Note 8 of our Annual Report on Form 20-F as filed with the SEC on March 27, 2015.

(6)	The amounts reported in the “Stock Award” column represent the grant date fair value of the 2015 and 2016 PSU awards at target, which also reflects the maximum award.

(7)
The amounts reported in the Non-Equity Incentive Plan Compensation column represent the amount of the cash incentive bonus earned by our named executive officers for performance for the three years ended December 31, 2016, 2015 and 2014 under our annual cash incentive bonus plan. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer in respect of 2016.

(8)	The amounts reported in the All Other Compensation column for 2016 include the following:

Named Executive Officer	Unemployment Insurance Premiums ($)(a)	Life Insurance and Disability Benefit Plan Contributions ($)(b)	Company-Provided Travel ($)	Relocation Costs ($)(c)	Defined Contribution Plan Payments ($)(d)	Tax Reimbursements ($)(e)	Tax Preparation and Planning Services ($)(f)
Jean-Baptiste Rudelle	20,674	—	6,585(g)	—	—	—	125,064
Eric Eichmann	—	—	5,178(h)	44,335	36,129	—	—
Benoit Fouilland	—	13,100	—	—	—	1,391	—
Romain Niccoli	—	—	—	—	—	—	—

(a)
As the Executive Chairman of the Company, Mr. Rudelle was not entitled to receive state-provided unemployment benefits in the event of termination pursuant to French law. The amount listed in this column represents the cost to us of the premium payments in respect of the unemployment insurance policy obtained by us on Mr. Rudelle’s behalf to provide similar benefits to the state-provided unemployment benefits that Mr. Rudelle would have otherwise been eligible to receive, were he not the Executive Chairman, in the event of a termination of his employment and $2,877 in social charges remitted to France by us pursuant to French law. See “—Potential Payments upon Termination or Change of Control” for a discussion of the severance benefits payable to Mr. Rudelle upon termination of employment.

(b)	Represents the cost to us in respect of Mr. Fouilland’s life insurance and disability plan, which includes premium cost and $6,000 in social charges remitted to France by us pursuant to French law.

(c)
Represents the cost to us of moving and related relocation expenses incurred in connection with Mr. Eichmann’s relocation to New York, New York, excluding the amount represented in the “Company-Provided Travel” column.

(d)	Represents the cost to us of our contribution to Mr. Eichmann’s defined contribution pension plan in the United Kingdom and his 401(k) plan in the United States.

(e)	Represents Company-paid taxes in respect of Mr. Fouilland’s health and disability plan.

(f)	Represents the costs to us of tax preparation and planning services provided to Mr. Rudelle.

(g)
Represents the cost to us of personal travel for Mr. Rudelle’s family incurred in connection with Mr. Rudelle being based in Palo Alto, California. The foregoing incremental cost to us includes the price of tickets purchased and $1,889 in social charges remitted to France by us pursuant to French law.

(h)	Represents the cost to us of personal travel for Mr. Eichmann’s family incurred in connection with Mr. Eichmann’s relocation to New York, New York.

(9)	Includes the costs to us of tax preparation and planning services provided to Mr. Rudelle, in the amount of $16,101 for 2014 and $113,311 for 2015, that were not included in prior filings.

Grants of Plan-Based Awards Table 2016
The following table sets forth the grants of plan-based awards to the named executive officers during the year ended December 31, 2016.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Closing Price on Date of Grant ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jean-Baptiste Rudelle	—	—	275,677	551,353	—	—	—	—	—	—	—	—
	7/28/16	—	—	—	25,000	31,250	31,250	—	—	—	—	1,321,250
	7/28/16	—	—	—	—	—	—	—	23,592	41.99	44.03	378,416
	6/28/16	—	—	—	—	—	—	—	58,283	42.68	—	878,908
Eric Eichmann	—	—	520,019	1,040,037	—	—	—	—	—	—	—	—
	7/28/16	—	—	—	50,000	62,500	62,500	—	—	—	—	2,642,500
	7/28/16	—	—	—	—	—	—	—	47,183	41.99	44.03	756,815
	6/28/16	—	—	—	—	—	—	—	116,567	42.68	—	1,757,830
	1/29/16	—	—	—	26,408	33,010	33,010	—	—	—	—	955,640
Benoit Fouilland	—	—	251,527	503,054	—	—	—	—	—	—	—	—
	7/28/16	—	—	—	20,800	26,000	26,000	—	—	—	—	1,099,280
	7/28/16	—	—	—	—	—	—	—	19,628	41.99	44.03	314,833
	6/28/16								48,492	42.68	—	731,259
Romain Niccoli	—	—	176,783	353,566	—	—	—	—	—	—	—	—
	7/28/16	—	—	—	24,400	30,500	30,500	—	—	—	—	1,289,540
	7/28/16	—	—	—	—	—	—	—	23,025	41.99	44.03	369,321
	6/28/16	—	—	—	—	—	—	—	56,885	42.68	—	857,826

(1)
The amounts in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column represent each named executive officer’s annual cash incentive that could have been earned in respect of the annual cash incentive established in 2016. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer for 2016.

(2)
On July 28, 2016, the named executive officers received a grant of PSUs. Mr. Eichmann received an additional grant of PSUs on January 29, 2016, in connection with his promotion to Chief Executive Officer. Since the 2016 Revenue ex-TAC performance goal was achieved at 97.6%, 50% of the earned PSUs will vest on the second anniversary of the date of grant and the remainder will vest in eight equal quarterly installments thereafter, based on continued employment. See “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2016. As a result of Mr. Niccoli’s resignation as of December 31, 2016, the entire amount of his 2016 PSU award was forfeited.

(3)
The named executive officers each received a grant of stock options on June 28, 2016 and on July 28, 2016, as described in “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation.” 25% of the stock options will vest on the first anniversary of the date of grant and the remainder will vest in 12 equal quarterly installments thereafter, based on continued employment. As a result of Mr. Niccoli’s resignation as of December 31, 2016, the entire amount of his 2016 stock option awards was forfeited.

(4)
Pursuant to our 2014 Stock Option Plan and 2016 Stock Option Plan, and consistent with Article L. 225-177 of the French Commercial Code, the exercise price of a stock option is set at the higher of (i) the closing price on the day prior to the grant date, and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. This pricing formula may result in an exercise price that is greater than or less than the closing price on the date of grant. The column titled Closing Price on the Date of Grant is provided pursuant to SEC disclosure requirements, where the exercise price of a stock option is less than the closing price of the underlying stock on the date of grant.

(5)
Represents the grant date fair value, measured in accordance with ASC Topic 718, of stock option awards and PSU awards made in 2016. Grant date fair values are calculated pursuant to assumptions set forth in Note 19 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2017.

Executive Employment Agreements
We have entered into an offer letter agreement or employment agreement with each of the named executive officers, the material terms of which are described below. Each of the agreements with our named executive officers is for an indefinite term. The provisions of these arrangements relating to termination of employment are described under “Potential Payments Upon Termination or Change of Control” below. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program” for a discussion of the elements of compensation of each of the named executive officers for the year ended December 31, 2016.
Mr. Rudelle
Mr. Rudelle is not party to an employment agreement with Criteo S.A. Prior to August 1, 2014, Mr. Rudelle served exclusively as the Chief Executive Officer and Chairman of Criteo S.A. Effective August 1, 2014, and in addition to continuing to serve as our Chairman and Chief Executive Officer, Mr. Rudelle became the Chief Executive Officer of Criteo Corp., our wholly-owned U.S. subsidiary. In connection with his appointment to the position of Chief Executive Officer of Criteo Corp., we entered into an at-will offer letter agreement with Mr. Rudelle. As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman. Under the terms of his offer letter agreement, for the year ended December 31, 2016, Mr. Rudelle was entitled to receive an annual base salary of $137,500 and a target annual bonus opportunity equal to 100% of his base salary, each subject to periodic review and adjustment. In addition, as our Executive Chairman, Mr. Rudelle receives compensation in his capacity as the Chairman of Criteo S.A., as described in footnote 2 to the “Summary Compensation Table” above.
Mr. Eichmann
As of January 1, 2016, Mr. Eichmann was promoted to the role of Chief Executive Officer of Criteo S.A. Prior to January 1, 2016, Mr. Eichmann served as our Chief Operating Officer and President. Under the terms of his management agreement, for the year ended December 31, 2016, Mr. Eichmann was entitled to receive an annual base salary of $550,000, effective as of July 1, 2016, and an annual target bonus opportunity equal to 100% of his annual base salary, with a maximum annual bonus opportunity equal to 200% of his annual base salary, each subject to periodic review and adjustment.
Mr. Fouilland
We entered into an employment agreement effective as of March 1, 2012 with Mr. Fouilland, our Chief Financial Officer. Under the terms of his employment agreement, for the year ended December 31, 2016, Mr. Fouilland was entitled to receive an annual base salary of €303,000 (equivalent to $335,369, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 75% of his annual base salary.
Mr. Niccoli
We entered into an employment agreement effective as of March 1, 2006 with Mr. Niccoli, our former Chief Product Officer. Under the terms of his employment agreement, for the year ended December 31, 2016, Mr. Niccoli was entitled to receive an annual base salary of €266,200 (equivalent to $294,638, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 60% of his annual base salary. Mr. Niccoli resigned from the Company effective December 31, 2016.

Outstanding Equity Awards at 2016 Fiscal Year End
The following table sets forth the number of securities underlying outstanding equity awards held by the named executive officers as of December 31, 2016.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(4)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Jean-Baptiste Rudelle	4/30/12	77,773	—	—	7.87	4/30/22	—	—	—	—
	7/30/14	185,220	144,061 (2)	—	30.82	7/30/24	—	—	—	—
	10/29/15	27,500	82,500 (2)	—	39.00	10/29/25	46,020	1,890,502	—	—
	6/28/16	—	58,283 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	—	23,592 (2)		41.99	7/28/26	—	—	31,250	1,283,750
Eric Eichmann	4/18/13	120,000	40,000 (2)	—	13.69	4/18/23	—	—	—	—
	9/3/13	55,000	15,000 (2)	—	15.95	9/3/23	—	—	—	—
	1/29/15	56,393	72,507 (2)	—	39.78	1/29/25	—	—	—	—
	10/29/15	—	—	—	—	—	20,920	859,394	—	—
	1/29/16	—	—	—	—	—	—	—	33,010	1,356,051
	6/28/16	—	116,567 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	—	47,183 (2)	—	41.99	7/28/26	—	—	62,500	2,567,500
Benoit Fouilland	3/20/12	300,046	—	—	7.82	3/20/22	—	—	—	—
	9/3/13	48,750	11,250 (3)	—	15.95	9/3/23	—	—	—	—
	10/29/15	15,000	45,000 (2)	—	39.00	10/29/25	25,100	1,031,108	—	—
	6/28/16	—	48,492 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	—	19,628 (2)	—	41.99	7/28/26	—	—	26,000	1,068,080
Romain Niccoli	4/30/12	35,856	—	—	7.87	4/30/22	—	—	—	—
	10/25/12	61,845	—	—	10.72	10/25/22	—	—	—	—
	7/30/14	79,876	—	—	30.82	7/30/24	—	—	—	—
	10/29/15	12,500	—	—	39.00	10/29/25	10,460	429,697	—	—

(1)	Refer to “—Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(2)	The stock options will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 12 equal quarterly installments thereafter, based on continued employment.

(3)	The employee warrants will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 12 equal quarterly installments thereafter, based on continued employment.

(4)	The applicable exchange rate for the exercise price of the stock option and employee warrant awards shown in the Outstanding Equity Awards at Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
7/28/16	1.0991
6/28/16	1.0998
10/29/15	1.1086
1/29/15	1.1343
7/30/14	1.3429
9/3/13	1.3207
4/18/13	1.3129
10/25/12	1.2942
4/30/12	1.3229
3/20/12	1.3150

(5)	Determined with reference to $41.08, the closing price of an ADS on December 30, 2016.

(6)
Based on the achievement of the 2016 Revenue ex-TAC performance goal at 97.6% (as determined by the board of directors in 2017), 50% of the earned PSUs will vest on the second anniversary of the date of grant and in eight equal quarterly installments thereafter. The vesting of the quarterly installments is subject to continued employment. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2016.

Option Exercises and Stock Vested in 2016
The following table summarizes for each named executive officer the stock option exercises and shares vested from outstanding stock awards during the year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jean-Baptiste Rudelle	—	—	—	—
Eric Eichmann	70,000	2,093,903	—	—
Benoit Fouilland	137,000	4,617,772	—	—
Romain Niccoli	—	—	—	—

Potential Payments upon Termination or a Change of Control
Individual Agreements
We have entered into employment agreements and non-compete agreements, as described below, which require us to provide specified payments and benefits to certain of our executive officers as a result of certain terminations of employment, including following a change of control. Except as discussed below, no other employment agreements with our named executive officers, discussed above in “Executive Compensation—Compensation Tables—Executive Employment Agreements,” provide for any severance, non-compete or change of control payments.
Mr. Rudelle
Mr. Rudelle is party to a non-compete agreement with us that provides for a severance benefit equivalent to 50% of his total gross compensation (not including equity-based compensation) for the 12-month period preceding the date of his termination of employment, payable in a lump sum within 30 days following the date of termination of employment, subject to deduction of any amount that Mr. Rudelle may receive separately from us in remuneration for non-compete obligations under any other agreements. If we elect to waive the competitive restrictions in the non-compete agreements within 15 days following the date of termination of employment, however, we will not be required to make any such severance payments.
Mr. Eichmann
Mr. Eichmann’s employment agreement provides for a potential severance payment in the event of termination of employment by us other than for cause or due to his death or disability (each as defined in the agreement), which occurs other than within 12 months following a change of control of the Company. Subject to execution of a release of claims and provided that he does not materially breach his restrictions on certain competitive activities during the one-year period following the date of his termination, Mr. Eichmann will be entitled to receive (i) continued payment of his base salary for 12 months, to be paid in equal monthly installments; (ii) payment of a pro-rated target bonus for the year of termination (and payment of his bonus for any completed year of service based on actual performance for the year preceding the year of termination, to the extent that such bonus has not been paid prior to the date of the termination of employment); (iii) continued life and disability insurance and health insurance coverage for 12 months following the date of termination; (iv) immediate vesting of the number of outstanding unvested stock options and time-based restricted stock units, if any, that would have vested had he remained in office for six months following the date of termination; and (v) vesting of a pro-rata portion of outstanding performance-based restricted stock units based on actual financial performance at the end of the applicable performance year, provided that, in the case of both (iv) and (v), no time-based or performance-based restricted stock units granted within the one-year period prior to the date of Mr. Eichmann’s termination will vest. All vested stock options will remain exercisable by Mr. Eichmann for the 12-month period following his termination date, or the earlier expiration of the stock option pursuant to its original terms.
In the event that Mr. Eichmann’s employment is terminated by us other than for cause, and other than due to his death or disability, or by him for good reason, in each case upon, or within 12 months following, a change of control of the Company (as defined in the agreement), then subject to execution of a release of claims and provided that he does not materially breach his restrictions on certain competitive activities during the one-year period following the date of his termination, Mr. Eichmann will be entitled to receive (i) continued payment of his base salary for 12 months, to be paid in equal monthly installments; (ii) payment of target bonus for the year of termination (and payment of his bonus for any completed year of service based on actual performance for the year preceding the year of termination, to the extent that such bonus has not been paid prior to the date of the termination of employment); (iii) continued life and disability insurance and health insurance coverage for 12 months following the date of termination; and (iv) immediate vesting of all outstanding unvested stock options and time-based restricted stock units and immediate vesting of all outstanding performance-based restricted stock units based on achievement of the target level of performance, provided that no time-based or performance-based restricted stock units granted within the one-year period prior to the date of Mr. Eichmann’s termination will vest. All vested stock options will remain exercisable by Mr. Eichmann for the 12-month period following his termination date, or the earlier expiration of the stock option pursuant to its original terms.
Time-based restricted stock units or performance-based restricted stock units that become vested in connection with a qualifying termination will be subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested time-based restricted stock units or performance-based restricted stock units will be definitively acquired by (delivered to) Mr. Eichmann no earlier than the expiration of the required holding period.
Mr. Fouilland
Mr. Fouilland’s employment agreement provides for a potential severance payment in the event of termination of employment within a period of six months following a change of control of the Company (as defined in the agreement), either by way of a dismissal by us, other than due to his gross negligence, or a resignation by Mr. Fouilland following a decrease of his compensation or responsibilities. Such severance payment is equivalent to one year’s total cash compensation, including the bonus for the year of termination, calculated based on the actual achievement of all objectives. In addition, Mr. Fouilland’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Fouilland during the 12 months preceding his termination. We may choose to waive the competitive restrictions, in which case we will not be required to make the non-compete payment.
In addition, in March 2017, the board of directors approved an amendment to the terms of Mr. Fouilland’s outstanding equity awards, to provide that in the event that Mr. Fouilland is terminated by us without cause or resigns as a result of a significant reduction in his functions or responsibilities or a unilateral reduction in his remuneration, in each case, within six months following a change of control of the Company (as defined in the grant agreement for Mr. Fouilland’s March 20, 2012 employee warrant award), his entire award will accelerate and become exercisable as of his termination date, provided that no time-based or performance-based restricted stock units granted within the one-year period prior to the date of Mr. Fouilland’s termination will vest.
Mr. Niccoli
Mr. Niccoli resigned from the Company effective December 31, 2016. Upon his resignation, he received an amount only in respect of accrued but unused vacation. Both Mr. Niccoli’s employment agreement and his founder non-compete agreement included restrictions on certain competitive activities during the one-year period following the date of his termination of employment in exchange for certain severance payments. However, we waived the competitive restrictions in such agreements upon Mr. Niccoli’s termination of employment and, therefore, did not make any severance payments thereunder.
Treatment Under Equity Plans
Stock Option Plans
Each of our 2012 Stock Option Plan, 2013 Stock Option Plan, 2014 Stock Option Plan and 2016 Stock Option Plan provides that in the event of a change of control of the Company (as defined in the plans), a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination.
If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.
Employee Warrants (BSPCE)
Our employee warrants provide that an unvested warrant will only accelerate in the case of a change of control of the Company (as defined in the relevant grant agreement), if the acquirer or the successor corporation does not agree to assume or substitute equivalent rights for the outstanding unvested employee warrants. Upon termination of a BSPCE holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested BSPCE will remain exercisable for 90 days following the BSPCE holder’s termination.
Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Performance-Based Free Share Plan, in the event of a change of control of the Company, if a successor corporation does not agree to assume an unvested PSU award or substitute for the PSU award with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU award will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU award is less than one year prior to the date of the change of control of the Company and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Performance-Based Free Share Plan), an unvested PSU will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Performance-Based Free Share Plan), our board of directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the Amended and Restated 2015 Performance-Based Free Share Plan, if any, will terminate effective as of the date that such an employee is no longer actively employed.

Estimated Payments and Benefits
The following table estimates the potential amounts payable to our named executive officers in connection with certain terminations of their employment or a change of control of the Company, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2016. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause					Termination Without Cause or Resignation by the Executive With Change of Control
Name(1)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(2)	Non-Compete Payments ($)(3)	Continued Insurance Coverage ($)(4)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(5)	Non-Compete Payments ($)(3)	Continued Insurance Coverage ($)(4)	Total ($)
Jean-Baptiste Rudelle	—	—	372,064	—	372,064	—	4,325,818	372,064	—	4,697,882
Eric Eichmann	1,100,000	1,745,351	—	47,176	2,892,527	1,100,000	2,611,756	—	47,176	3,758,933
Benoit Fouilland	—	—	110,672	—	110,672	586,897	1,439,217	110,672	—	2,136,786

_________

(1)	Mr. Niccoli is not included in the table, as he resigned from the Company effective as of December 31, 2016. See “– Individual Agreements – Mr. Niccoli” above.

(2)
The value shown includes the value of equity awards held by Mr. Eichmann that would become vested upon termination without cause. The value of stock options is based on the excess of $41.08, the closing price of an ADS on December 30, 2016, over the exercise price of such options, multiplied by the number of unvested stock options held by Mr. Eichmann that would become vested upon termination without cause. The exchange rate used to convert the exercise price of the options from euros into U.S. dollars is 1.10683.

(3)	Assumes we did not elect to waive the competitive restrictions in the relevant non-compete clause.

(4)	Amount shown is an estimate based on the monthly cost of life and disability insurance and health insurance coverage as of the end of 2016.

(5)
The value shown includes the value of equity awards held by the executive that would become vested under the applicable circumstances. The value of stock options and employee warrants, to the extent applicable, is based on the excess of $41.08, the closing price of an ADS on December 30, 2016, over the exercise price of such options or warrants, multiplied by the number of unvested stock options or warrants held by the executive that would become vested under the applicable circumstances. The exchange rate used to convert the exercise price of the options or warrants from euros into U.S. dollars is 1.10683. The amount shown represents the value of the equity awards that would vest upon a change of control under the additional assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Mesrobian and Warner. Mr. Vidal was a member of the compensation committee until December 31, 2016. Ms. Evan served on the compensation committee from January 1, 2017 to February 28, 2017. During fiscal year 2016, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2016, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2016, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s board of directors or compensation committee.

RESOLUTION 6:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding, advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis” and the tables that follow).
Our primary compensation goals for our named executive officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our named executive officers operate and are designed to achieve our compensation objectives.
We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2016 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. At the 2016 Annual General Meeting, our shareholders recommended that our board of directors hold a say-on-pay vote on an annual basis. Also at the 2016 Annual General Meeting, approximately 97% of the votes cast were in favor of the advisory vote to approve our executive compensation. We engaged in outreach to a significant number of our shareholders, covering a large percentage of our outstanding shares. We continuously engage with our largest investors and regularly solicit their feedback on a variety of corporate governance topics, including executive compensation, as part of the compensation committee’s review of our compensation strategy.
Although this is an advisory vote which will not be binding on our compensation committee or board of directors, our compensation committee and board of directors will carefully review the results of the shareholder vote. Our compensation committee and board of directors will consider shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our board of directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2016 as outlined in this Proxy Statement, by voting “FOR” Resolution 6.
For the full text of Resolution 6, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 6.

RESOLUTIONS 7 TO 10:

VOTE ON THE 2016 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS
In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements prepared in accordance with IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2016 French GAAP statutory financial statements and our 2016 IFRS consolidated financial statements.
Resolution 7 approves our statutory financial statements for the fiscal year ended December 31, 2016 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, an English translation of our statutory financial statements for the fiscal year ended December 31, 2016 prepared in accordance with French GAAP is set forth in Annex B.

Resolution 8 approves our consolidated financial statements for the fiscal year ended December 31, 2016 and the transactions disclosed therein. For reference, an English translation of our consolidated financial statements for the fiscal year ended December 31, 2016 prepared in accordance with IFRS as adopted by the European Union is set forth in Annex C.
Resolution 9, a routine matter under French law, grants discharge (donner quitus) to our directors and RBB Business Advisors and Deloitte & Associés (collectively, the “Statutory Auditors”) for the exercise of their respective duties over the course of the past fiscal year. This discharge does not absolve our board of directors or the Statutory Auditors of any wrongdoing or misconduct not expressly brought to the attention of shareholders at the Annual General Meeting.
Resolution 10 allocates the profits for the Company’s statutory financial statements of €55,308,222 for the fiscal year ended December 31, 2016, as follows:

•	€3,769 to the legal reserve, and

•	The remaining balance of €55,304,453 to retained earnings.
For the full text of Resolutions 7 to 10, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTIONS 7 TO 10.

RESOLUTIONS 11 AND 12:

VOTE ON THE AGREEMENTS REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE
Pursuant to French law, each of our board of directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code in advance of our Annual General Meeting, and such transactions must be submitted to our shareholders for approval at our Annual General Meeting. As a result, we ask that the shareholders approve the related person agreements referred to in Articles L. 225-38 et seq. of the French Commercial Code. Only new agreements entered into over the course of 2016 are subject to a vote at the Annual General Meeting, and agreements entered into between the Company and its wholly-owned subsidiaries are no longer subject to the procedure of regulated agreements. Pursuant to French law, interested persons may not participate in the shareholder vote on such agreement and their Ordinary Shares will not be taken into account in calculating the quorum or majority for such resolution.
The following agreements are submitted for approval for 2016 pursuant to Resolutions 11 and 12. It should be noted that none of the agreements set forth below constitute related person transactions that would require disclosure under Item 404 of Regulation S-K.
Agreement Relating to the Translation of Mr. Rudelle’s Book
We entered into a Letter of Agreement, dated April 7, 2016, as amended on July 24, 2016, relating to the English translation by Mr. Glenn Burney, at our request, of Mr. Rudelle’s book “They Told Me It Was Impossible: The Manifesto of the Founder of Criteo,” for free distribution to our English-speaking employees. The fees paid by us pursuant to the Letter of Agreement for the fiscal year 2016 were approximately €20,000. Taking into account the nominal amount, our board of directors approved the arrangement on February 25, 2016 because it promoted Criteo’s image and the value of entrepreneurship. Mr. Rudelle did not participate in the vote to approve the Letter of Agreement.
Management Agreement with Mr. Eichmann
As of January 1, 2016, Mr. Eichmann was promoted to the role of Chief Executive Officer. In connection therewith, on October 27, 2016, our board of directors approved a new management agreement entered into between us and Mr. Eichmann. Pursuant to the management agreement, dated as of October 27, 2016 (the “Management Agreement”), Mr. Eichmann will serve in the office (mandat social) of Chief Executive Officer (directeur général) of the Company. Mr. Eichmann did not participate in the vote to approve the Management Agreement.
For a description of Mr. Eichmann’s salary and bonus opportunity under the Management Agreement, see “Executive Compensation–Compensation Tables – Executive Employment Agreements” elsewhere in this proxy statement. For a description of Mr. Eichmann’s potential payments upon termination or a change in control, see “Executive Compensation–Compensation Tables – Potential Payments upon Termination or a Change of Control” elsewhere in this proxy statement.
Pursuant to the Management Agreement, Mr. Eichmann is subject to customary restrictive covenants provided by our protective covenants agreement in the United States, including a requirement not to compete with us and our affiliates anywhere in the world for a period of 12 months after termination of employment. The Management Agreement replaces and supersedes Mr. Eichmann’s previous employment agreement with Criteo Ltd.
A copy of the Management Agreement was filed with the SEC as Exhibit 10.1 to our Current Report on Form 8-K filed on November 2, 2016.
A special report of the Statutory Auditors on the related person transactions entered into in 2016 and submitted for the shareholders’ approval, as well as on related person transactions entered into in previous years that continued in effect in 2016, will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.

For the full text of Resolutions 11 and 12, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 11 AND 12.

AUDIT COMMITTEE REPORT
Following is the report of the audit committee with respect to the Company’s audited 2016 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2016, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial condition, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the board of directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2016, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2016, Deloitte & Associés. The audit committee also discussed with Deloitte & Associés the matters required to be discussed by AS 1301, “Communications with Audit Committees,” issued by the PCAOB, together with the guidelines established by the SEC and the Sarbanes-Oxley Act, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.

Submitted by the audit committee of the board of directors:

Hubert de Pesquidoux (Chair)

Dana Evan

James Warner

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The fees for professional services rendered by Deloitte & Associés in each of 2015 and 2016 were:

	Year Ended December 31,
	2015	2016
	(in thousands)
Audit Fees(1)	$1,860	$2,288

Audit-Related Fees	$–	$339

Tax Fees	$15	$12

Other Fees	$–	$–

Total	$1,875	$2,639
______________________
(1) As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. In 2016, these services primarily included services performed in relation to the acquisition of HookLogic as well as assurance services for the issuance of the report on corporate social responsibility, as required under the French Commercial Code.
“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. In 2015 and 2016, these services included tax certification services for foreign entities.
“Other Fees” are any additional amounts for products and services provided by the principal accountant.
There were no “Audit Related Fees” or “Other Fees” during 2015 and no “Other Fees” during 2016.
Our audit committee approved all audit and non-audit services provided by our independent accountant.

RESOLUTION 13:

VOTE TO RENEW DELOITTE & ASSOCIES’ TERM AS STATUTORY AUDITOR
Pursuant to French law, our Statutory Auditors are appointed for a period of six fiscal years. The accounting firm of Deloitte & Associés was appointed by shareholders in 2011 to serve as the independent registered public accounting firm for the Company until the annual meeting of our shareholders approving the financial statements for the fiscal year 2016. Pursuant to Resolution 13, our shareholders are being asked to renew the appointment of Deloitte & Associés for another period of six fiscal years. Deloitte & Associés has audited the accounts and records of Criteo and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
For information on the fees paid to Deloitte & Associés in 2015 and 2016, see “Independent Registered Public Accounting Firm” included elsewhere in this proxy statement.
For the full text of Resolution 13, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 13.

SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. Based solely upon a review of the copies of such reports furnished to us, we believe that during the fiscal year 2016, all persons subject to the reporting requirements of Section 16(a) of the Exchange Act filed the required reports on a timely basis, except as follows: due to inadvertent administrative errors, Form 4s for each of Jean-Baptiste Rudelle, Eric Eichmann, Benoit Fouilland and Romain Niccoli for the grant of stock options on June 28, 2016 were filed on July 13, 2016.

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of March 31, 2017 for:

•	each beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 31, 2017, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March 31, 2017. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 64,665,637 Ordinary Shares outstanding as of March 31, 2017.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of our directors, director nominees, executive officers and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche, 75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
FMR LLC (1)	6,376,145	9.9
Named Executive Officers, Directors and Director Nominees:
Jean-Baptiste Rudelle (2)	2,955,341	4.5
Benoit Fouilland (3)	375,221	*
Eric Eichmann (4)	212,505	*
Romain Niccoli (5)	991,783	1.5
Dana Evan (6)	24,466	*
Sharon Fox (7)	2,275	*
Edmond Mesrobian	—	*
Hubert de Pesquidoux (8)	34,466	*
James Warner (9)	51,466	*
Nathalie Balla	—	*
Rachel Picard	—	*
All directors and executive officers as a group (10 persons)	3,675,490	5.6
* Represents beneficial ownership of less than 1%.
(1) Based on Schedule 13G/A filed on February 14, 2017 by FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (the “Investment Company Act”), to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2) Includes 345,403 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of options and employee warrants. The principal address of Mr. Rudelle is c/o Criteo Corp., 411 High Street, Palo Alto, CA 94301.
(3) Includes 317,046 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of options and employee warrants.
(4) Includes 212,505 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of options. The principal address of Mr. Eichmann is c/o Criteo Corp., 387 Park Ave South, 12th floor, New York, NY 10016.
(5) Includes 190,077 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of options and employee warrants. The principal address of Mr. Niccoli is 187 rue de Javel 75015 Paris, France.
(6) Includes 24,466 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of warrants.
(7) Includes 2,275 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of warrants.
(8) Includes 34,466 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of warrants.

(9)	Includes 50,466 Ordinary Shares issuable within 60 days after March 31, 2017, upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our General Counsel of any potential related person transactions as soon as they become aware of any such transaction. Our General Counsel informs the audit committee and the board of directors of any related person transaction of which they are aware. The board of directors must approve or ratify any related person transactions. The audit committee or the board of directors may, in its discretion, engage outside counsel to review certain related person transactions.
Since January 2016, we have engaged in, or continue to be party to, the following related person transactions.
Transactions with Our Principal Shareholders
Registration Rights Agreement
We entered into a Registration Rights Agreement dated as of August 30, 2013 with the holders of our then outstanding preferred shares. Mr. Rudelle is a party to the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, certain holders of our Ordinary Shares are entitled to certain rights with respect to registration of such shares under the Securities Act of 1933, as amended. These shares are referred to as registrable securities.
The registration of Ordinary Shares pursuant to the exercise of registration rights described below would enable the holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective. Unless our Ordinary Shares are listed on a national securities exchange or trading system and a market for our Ordinary Shares not held in the form of ADSs exists, any Registrable Securities sold pursuant to an exercise of the registration rights described below will be sold in the form of ADSs. Subject to any limitations under French law, we will pay the registration expenses, other than underwriting discounts, selling commissions and share transfer taxes, of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described below.
Generally, in an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares the holders may include. The demand, piggyback and Form S-3 registration rights described below will expire five years after the effective date of the registration statement relating to our initial public offering (or on October 29, 2018) or, with respect to any particular holder, at such time that such holder can sell its shares under Rule 144 of the Securities Act during any three-month period.
Demand Registration Rights. Under our Registration Rights Agreement, upon a written request from holders of at least 30% of the registrable securities that we file a registration statement under the Securities Act covering registrable securities which would reasonably be expected to result in proceeds to the sellers (net of underwriting discounts and commissions) of at least $5.0 million, we are obligated to use our reasonable best efforts to register the sale of all registrable securities that the holders may request in writing to be registered. We are required to effect no more than two registration statements that become declared or ordered effective. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if, in the good faith judgment of our board of directors, such registration would be materially detrimental to us. The managing underwriter of any underwritten offering will have the right to limit, due to marketing reasons, the number of shares registered by these holders.
Piggyback Registration Rights. If we register any of our securities for sale to the public for cash consideration, either for our own account or for the account of other shareholders, we will also be required to register all registrable securities that the holders of such securities request in writing be registered. This piggyback registration right does not apply to a registration relating to any of our equity plans or share purchase or similar plans, a transaction under Rule 145 of the Securities Act or a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities which are also being registered. The managing underwriter of any underwritten offering will have the right to limit, due to marketing reasons, the number of shares registered by these holders. However, in any registration for our account, after any such reduction, the registrable securities included shall be not less than 30% of the total number of Ordinary Shares registered for sale.
Form S-3 Registration Rights. The holders of at least 30% of our registrable securities then outstanding can also request that we register all or a portion of their shares on Form S-3, if we are eligible to file a registration statement on such form and the aggregate price to the public of the shares offered is in excess of $1.0 million (net of underwriting discounts and commissions, if any). We are required to effect no more than two registration statements that are declared or ordered effective in any calendar year. We may postpone the filing of a registration statement for up to 90 days once in a 12-month period if, in the good faith judgment of our board of directors, such registration would be materially detrimental to us.
Agreements with Our Directors and Executive Officers
Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We maintain liability insurance for our directors and officers, including insurance against liability under the Securities Act. We believe that this insurance is necessary to attract qualified directors and executive officers.
Other Related Person Transactions
Pursuant to French law, each of the board of directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the scope of Article L. 225-38 et seq. of the French Commercial Code in advance of our annual meeting, and such transactions must be submitted to the shareholders for approval at our annual meeting. The definition of a related person transaction under Article L. 225-38 et seq. of the French Commercial Code is not the same as under SEC rules. See “Resolutions 11 and 12 – Vote on the Agreements Referred to in Articles L. 225-38 et seq. of the French Commercial Code” for a description of the related person transactions that require shareholder approval under French law.

RESOLUTION 14:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK
External growth and, in particular, acquisitions that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Research & Development, are important areas of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States. In order to take advantage of potential opportunities, particularly given the intense competition in the marketing technology industry, we must be able to act swiftly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of new technologies, the board of directors wishes to enable us to use Company stock as a component of acquisition consideration. Because we are not listed in the European Union and are therefore deemed a private company for French law purposes, it is not possible for our shareholders to delegate their authority to the board of directors to issue new shares as consideration for potential acquisitions. As a result, in order to issue new shares as consideration for a specific acquisition, we would need to call a special shareholders’ meeting. Alternatively, we may seek to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than seeking to issue new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, our board of directors must have a specific delegation of authority in order to buy back our shares for any purpose, including to be used as consideration for future acquisitions. The board of directors’ existing delegation of authority to buy back our shares will expire on June 29, 2017. As a result, Resolution 14 is necessary to allow us to continue to have the ability to repurchase our shares in order to use them as consideration for potential acquisitions.
In addition, equity-based compensation is an important tool for us to attract industry leaders of the highest caliber and to retain them for the long term, as well as to ensure employees’ interests are aligned with those of our shareholders. As a result, the scope of the authorization being requested pursuant to Resolution 14 has been expanded this year to also allow us to use repurchased shares to grant equity to our employees in a manner that would not be dilutive to our shareholders.
The share repurchases cannot exceed 10% of our share capital, or 5% of our share capital in the event the repurchased shares are to be used as consideration for an acquisition or merger. The share repurchases will be carried out at a price per share set in accordance with the criteria approved by the shareholders pursuant to Resolution 14, which take into account the market value of the ADSs. The price per share cannot exceed €64 per share (or $70.84, at a euro to U.S. dollar exchange rate of 1.10683). The aggregate cap on repurchases is set at €409.5 million (or $453.2 million, at a euro to U.S. dollar exchange rate of 1.10683). The maximum per share price was determined by an independent expert, in accordance with Article L. 225-209-2 of the French Commercial Code.
No share repurchases were conducted pursuant to this same authorization granted at last year’s Annual General Meeting of Shareholders on June 29, 2016.
This delegation of authority would be effective for 12 months (valid through June 28, 2018) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders.
Under no circumstances can the board of directors use this delegation of authority during a public tender offer by a third party on our shares.
The following documents will be made available to the shareholders entitled to vote at the Annual General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.

For the full text of Resolution 14, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 14.

RESOLUTIONS 15 TO 19:
EQUITY RESOLUTIONS
Introduction
The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.
Our shareholders previously authorized us, pursuant to Resolution 27 at the Annual Shareholders’ Meeting of June 29, 2016, to issue up to 4.6 million Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of December 31, 2016, approximately 2.6 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2017 and 2018, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2018 annual shareholders’ meeting.
As a result, pursuant to Resolution 19, we are requesting that shareholders authorize a share reserve of 4.6 million new Ordinary Shares, which will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting (the “New Equity Pool”), including: (i) stock options to be issued pursuant to the authorization in Resolution 15 under the 2016 Criteo Stock Option Plan (the “2016 Stock Option Plan”); (ii) time-based free shares (“RSUs”) to be issued pursuant to the authorization in Resolution 16 under the Amended and Restated 2015 Time-Based RSU Plan (the “2015 Time-Based RSU Plan”); (iii) performance-based RSUs (“PSUs”) to be issued pursuant to the authorization in Resolution 17 under the Amended and Restated 2015 Performance-Based RSU Plan (the “2015 Performance-Based RSU Plan”); and (iv) BSAs (non-employee warrants) to be issued pursuant to the authorization in Resolution 18. As a French company, we are required to submit individual authorizations for the grant of each of these award types to our shareholders for approval. Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards of that type from the Existing Equity Pool.
Additionally, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “Fungible Share Ratio”). The board of directors considered this Fungible Share Ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of approximately 2.9 million new Ordinary Shares.
Historical Overhang and Annual Share Usage
While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.

•	Overhang. As of the end of the 2016 fiscal year, we had 8.4 million Ordinary Shares subject to outstanding equity awards, as follows:

◦	5.0 million stock options,

◦	3.2 million RSUs and PSUs, and

◦	0.2 million BSAs.
Our named executive officers, senior management and independent directors held approximately 25%, 34% and 2%, respectively, of such outstanding equity awards as of the end of 2016. Additionally, 2.6 million Ordinary Shares were available for future awards under the Existing Equity Pool as of December 31, 2016. The 17.2% overhang represents the sum of the outstanding equity awards and the Ordinary Shares that remain available for issuance under the Existing Equity Pool, divided by

63,978,204 Ordinary Shares outstanding as of December 31, 2016 (the “overhang percentage”). However, 1.7 million of the outstanding stock options as of December 31, 2016, representing 15.4% of the overhang and 2.7% of the outstanding options, had an exercise price that was less than half of the closing price of our ADSs on the Nasdaq on such date. Excluding such stock options, the overhang would be reduced from 17.2% to 14.6% of our Ordinary Shares outstanding as of December 31, 2016.
Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards of that type from the Existing Equity Pool. As a result of the replenishment of Ordinary Shares available for issuance under the New Equity Pool, our overhang percentage would increase to approximately 20.3%, based on the number of equity awards and Ordinary Shares outstanding as of December 31, 2016.

•	Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2014	Three-Year Average
A: Stock Options Granted	576,443	1,621,734	3,017,104	1,738,427
B: Restricted Stock Units Granted	2,584,240	1,103,405	—	1,229,215
C: Non-Employee Warrants Granted	48,655	38,070	5,040	30,588
D: Total Options, Shares and Warrants Granted (A+B+C)	3,209,338	2,763,209	3,022,144	2,998,230
E: Basic Weighted Average Ordinary Shares Outstanding	63,337,792	61,835,499	58,928,563	61,367,285
F: Annual Share Usage (D/E)	5%	4%	5%	5%

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the 4.6 million Ordinary Shares reserved for issuance under the New Equity Pool will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the Fungible Share Ratio with respect to the issuance of RSUs and PSUs. The Company also considered the guidelines of proxy advisory firms in connection with the features of our equity compensation plans. The results of this analysis were presented to the compensation committee and the board of directors for their consideration. Upon approval of Resolutions 15 to 19, based on the factors described above, we estimate that the pool of available shares would last for approximately one year.

Shares Authorized for Issuance under Equity Compensation Plans
The following table provides information about our Ordinary Shares that may be issued under our equity compensation plans at December 31, 2016:

Plan Category	Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted Average Exercise Price per Share(1)	Securities Available for Future Issuance
Equity compensation plans approved by security holders	8,391,496	$26.05(2)	2,624,795
Equity compensation plans not approved by security holders	-	-	-
Total	8,391,496	$26.05(2)	2,624,795
(1) The weighted-average exercise price does not reflect the ordinary shares that will be issued in connection with the vesting of RSUs or PSUs, since RSUs and PSUs have no exercise price.
(2) The weighted-average exercise price was €23.54 and has been converted to U.S. dollars based on the average exchange rate for the year ended December 31, 2016 of €1.00=$1.10683.
Criteo Equity Compensation Plans
We currently maintain the following equity compensation plans and arrangements: (i) the 2015 Time-Based RSU Plan, pursuant to which we issue RSUs to our employees; (ii) the 2015 Performance-Based RSU Plan, pursuant to which we issue PSUs to our executives and certain key employees; (iii) the 2016 Stock Option Plan, pursuant to which we issue stock options to executives and employees; and (iv) the authority to grant BSAs (non-employee warrants) to our non-employee directors.
The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our board of directors on July 30, 2015 and approved by our shareholders at the Combined Shareholders’ Meeting on October 23, 2015. Our shareholders approved an amendment to each of the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan to change the Fungible Share Ratio from 2.5 to 1.57 on June 29, 2016 at the 2016 Annual Shareholder Meeting.
The 2016 Stock Option Plan was adopted by our board of directors on April 7, 2016, and approved by our shareholders on June 29, 2016 at the 2016 Annual Shareholder Meeting. The authority to grant BSAs was also approved by our shareholders at such meeting.
The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; (iii) align interests of grantees with those of shareholders; and (iv) promote the success of the Company’s business.
Equity Compensation for Employees
Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber and to retain them for the long term. Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of RSUs under French law (the enactment of the Loi Macron in August 2015), the board of directors, after careful review by the compensation committee, decided to add RSUs to our equity compensation program for employees. As a result, we implemented (i) the 2015 Time-Based RSU Plan, providing for the grant of RSUs, subject only to time-based vesting, to our employees, and (ii) the 2015 Performance-Based RSU Plan providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to our executive officers and certain other members of management and employees, as determined by the board of directors.

While stock options remain a valuable compensation tool for us, through the addition of RSUs for employees and PSUs for executives and key employees, we can continue to grant the right mix of equity incentives to our employees and executives, as appropriate, to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program.
See “Executive Compensation – Compensation Discussion and Analysis – Elements of Executive Compensation Program – Long-Term Incentive Compensation” for a detailed description of the equity compensation provided to our named executive officers.
As a result, in connection with the New Equity Pool (Resolution 19), we are seeking shareholder approval to renew our authorization to grant stock options (Resolution 15), RSUs (Resolution 16) and PSUs (Resolution 17).
Equity Compensation for Directors
We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, BSAs are a key element of our current independent director compensation. As a result, in connection with the New Equity Pool (Resolution 19), we are seeking shareholder approval to renew our authorization to grant BSAs pursuant to Resolution 18. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation.”
Description of Principal Features of our Equity Compensation Plans
Pursuant to SEC requirements, we are providing the following descriptions of the material terms of our equity compensation plans and arrangements that will collectively be subject to the requested New Equity Pool. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans. Our 2016 Stock Option Plan, 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan are attached as Appendix A, Appendix B and Appendix C, respectively, to the proxy statement as filed with the SEC.
Description of Principal Features of the 2016 Stock Option Plan
Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase our ordinary shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,500 persons (not including any new hires in 2017 and later years) are eligible to be selected to participate in the 2016 Stock Option Plan. Participants in the 2016 Stock Option Plan will be determined at the discretion of the board of directors. Options granted under the 2016 Stock Option may be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or options that do not qualify as ISOs (“NSOs”).
Shares Available; Certain Limitations. The maximum number of options that may be issued under the 2016 Stock Option Plan will not exceed the overall number of shares remaining available for issuance under our equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting will be the New Equity Pool, subject to shareholder approval. The maximum number of Ordinary Shares that may be granted in any fiscal year of Criteo to any individual beneficiary is 1,570,000. The maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Securities resulting from option exercise under the 2016 Stock Option Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
Administration. The 2016 Stock Option Plan will be administered by the board of directors. Subject to the provisions of the 2016 Stock Option Plan, the board of directors will have the authority, in its discretion, to: (i) determine the fair market value of our ordinary shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016 Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the administrator; (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan.
Exercisability and Vesting. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which, consistent with French market practice, is set at the higher of (i) the closing price on the day prior to the grant date and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. The board of directors may not reduce the exercise price of an option without shareholder approval. At the time an option is granted, the board of directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period.
Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.
Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of Criteo, the board of directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option in order to prevent dilution or enlargement of beneficiaries’ rights, and in the option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option hereunder which is or becomes subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section.
Award Treatment Upon a Change in Control. Unless otherwise provided by the board of directors, in an agreement between Criteo or its affiliates and the optionee or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the board of directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the board of directors will notify the relevant optionee in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the board of directors in its sole discretion, and the option will terminate upon the expiration of such period.
An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.
Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the board of directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the Administrator may, in its discretion, cancel such option without any consideration upon the occurrence of a change in control
Clawback. Options granted under the 2016 Stock Option Plan will be subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.
Amendment and Termination of the Plan. The board of directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Time-Based RSU Plan
Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,500 persons (not including any new hires in 2017 and later years) are eligible to be selected to participate in the 2015 Time-Based RSU Plan. Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the board of directors.
Shares Available; Certain Limitations. The maximum number of RSUs that may be issued under the 2015 Time-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any RSUs granted under the 2015 Time-Based RSU Plan are counted against this limit as 1.57 shares for every one RSU granted. RSUs subject to the 2015 Time-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
In the event that a RSU is terminated or canceled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of RSUs relating to such awards will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015 Performance-Based RSU Plan. Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance under the 2015 Time-Based RSU Plan.
Administration. The 2015 Time-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Time-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, canceled, forfeited, exchanged or surrendered.
Exercisability and Vesting. RSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that (unless otherwise determined by the board of directors at the time of grant and except for beneficiaries who are subject to taxation in certain enumerated countries) if a beneficiary leaves the Company more than one year after the grant date of the RSUs but before the first vesting date, they will receive a pro-rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of RSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The board of directors will not be required to treat each outstanding grant of RSUs similarly. The 2015 Time-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. RSUs granted under the 2015 Time-Based RSU Plan are subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.

Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Performance-Based RSU Plan
Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our chief executive officer, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant (based on past practice of consideration by the compensation committee and the board of directors, approximately ten persons are eligible to be selected to participate in the 2015 Performance-Based RSU Plan). Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the board of directors. For the number of employees employed by us and our subsidiaries, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
Shares Available; Certain Limitations. The maximum number of PSUs that may be issued under the 2015 Performance-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any PSUs granted under the 2015 Performance-Based RSU Plan are counted against this limit as 1.57 shares for every one PSU granted. PSUs subject to the 2015 Performance-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
With respect to any PSU granted under the 2015 Performance-Based RSU Plan which is intended to qualify as “performance based compensation” within the meaning of Section 162(m), unless otherwise determined by the board of directors, no single individual will be granted PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.
In the event that a PSU is terminated or canceled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of PSUs relating to such awards will, provided the 2015 Performance-Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any provision of the 2015 Performance-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to grantee will not again be available for issuance under the 2015 Performance-Based RSU Plan.
Administration. The 2015 Performance-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances PSUs may be settled, canceled, forfeited, exchanged or surrendered.
Exercisability and Vesting. PSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the board of directors at the time of grant. Unless otherwise determined by the board of directors at the time of grant, if a beneficiary leaves the Company more than one year after the grant date of the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100% attainment or higher, the beneficiary will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. PSUs have a minimum vesting period of one year. Additionally, PSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
The acquisition of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the board of directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. Once established with respect to a grant of PSUs intended to qualify as “performance based compensation” under Section 162(m), the performance targets and performance award formula applicable to a participant will not be changed during the performance period except as permitted by Section 162(m). For any grant of PSUs not intended to qualify as “performance based compensation” under Section 162(m), the board of directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within Criteo or any of our affiliates during the performance period.
Performance Targets. Performance will be evaluated by the board of directors on the basis of targets to be attained with respect to one or more measures of business or financial performance (“Performance Criteria”). Except as otherwise determined by the board of directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in the our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry. Except as otherwise determined by the board of directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the board of directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.
Performance Criteria may be one or more of the following, as determined by the board of directors: (i) revenue excluding traffic acquisition costs; (ii) adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the SEC; (iii) cash flow from operating activities; (iv) stock price; (v) completion of identified special project(s); or (vi) any combination of the foregoing. Notwithstanding the foregoing, the board of directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.
Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the board of directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of PSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.

Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The board of directors will not be required to treat each outstanding grant of PSUs similarly. The 2015 Performance-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. PSUs granted under the 2015 Performance-Based RSU Plan are subject to any applicable clawback policy of Criteo, as may be adopted by Criteo from time to time.
Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the BSAs
Types of Awards. BSAs entitle a holder to exercise the warrant for the underlying vested shares at an exercise price per share determined by the board of directors as of the date of issue, which exercise price must be at least equal to the average closing price of the ADSs for the 20 trading days preceding the grant date of the BSAs. In addition to any exercise price payable by a holder upon the exercise of a BSA, BSAs must be subscribed for at a price at least equal to the fair market value of the applicable warrants on the date of grant (the “Subscription Price”), based on a valuation prepared by an independent expert and the terms of the BSA. Each of our independent directors (currently 5 persons) is eligible to receive BSAs. We use BSAs as part of our independent director compensation. See “Director Compensation” herein for more information.

Administration. Pursuant to Resolution 18, the board of directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.
The Company is authorized, without requesting the specific consent of the holder of the warrants, to modify its corporate form and its corporate purpose provided, however, that the Company cannot amend the rules regarding profit allocation, amortize the share capital and create and issue preferred shares entailing any such modification or amortization without requesting the specific consent of the holders of the warrants.
Exercisability and Vesting. Under current independent director compensation, the BSAs granted to independent directors on an annual basis will generally vest over a four-year period from their grant date and no BSA will be exercisable for the first 12 months following the grant date, except in the event of termination or a change in control. The BSAs granted to independent directors on an annual basis are conditioned on their attendance at 80% of the annual regular in-person board of director meetings. If a director attends less than 80% of the annual regular in-person board of directors meetings, his or her annual BSA award will be reduced accordingly. The term of the BSAs is 10 years from the date of grant or, in the case of death or disability of the beneficiary during such 10-year period, six months from the death or disability of the beneficiary.
Award Treatment Upon a Change in Control. Generally, the BSAs vest and become exercisable upon a change in control (as defined in the applicable grant agreement).
Governing Law. The BSAs are governed by the laws of the French Republic.
Certain Federal Income Tax Consequences Under Equity Plans and Arrangements
The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.
Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.
Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The participant’s tax basis in any ordinary shares received upon exercise of an NSO will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.
BSAs. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the sum of (a) the exercise price and (b) the Subscription Price (paid at grant, see above). The participant’s tax basis in any ordinary shares received upon exercise of a BSA will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

Awards under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan and BSA grants are within the discretion of the board of directors. As a result, the benefits or amounts that will be awarded or allocated under our equity compensation plans are not determinable at this time. The discretion of the board of directors to make grants under our equity compensation plans is subject to the overall limit on the number of shares to be issued under the New Equity Pool being approved pursuant to Resolution 19. For a summary of the aggregate awards made under the Company’s equity compensation plans in fiscal year 2016 (as well the two prior fiscal years), see the Annual Share Usage table on page 64. For information on the equity granted to our named executive officers in fiscal year 2016, see Grants of Plan-Based Awards Table 2016 under “Executive Compensation – Compensation Tables.” For information on the equity granted to our independent directors in fiscal year 2016, see “Director Compensation.”

RESOLUTION 15:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT STOCK OPTIONS
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in respect of stock options. For a detailed discussion of the terms of the 2016 Stock Option Plan, the plan under which stock options will be granted upon approval of Resolution 15, see “Resolutions 15 to 19–Equity Resolutions–Description of Principal Features of the 2016 Stock Option Plan.”
The board of directors believes that, given our organic and external growth strategy for 2017 and 2018, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. If approved, the new authorization to grant stock options will supersede the authorization to grant stock options from the Existing Equity Pool and we will no longer be permitted to grant stock options from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant stock options, each representing a right to receive one Ordinary Share. Any options granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 19.
The renewal of this authority is fundamental to our business strategy because it enables us to continue granting options as necessary to attract and retain the high-quality executives and key employees that are critical to our success, while aligning executive and employee interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 28, 2020), and would supersede the corresponding delegation granted at the 2016 Annual General Meeting of Shareholders.
For the full text of Resolution 15, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 15.

RESOLUTION 16:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES
Under French law, our board of directors must have a specific delegation of authority from shareholders to increase the Company’s share capital by issuing Ordinary Shares in respect of RSUs, even if granted pursuant to a shareholder approved plan. For a detailed discussion of the terms of the 2015 Time-Based Free Share Plan, the plan under which RSUs are granted, see “Resolutions 15 to 19–Equity Resolutions–Description of Principal Features of the 2015 Time-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2017 and 2018, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 24 at the 2016 Annual General Meeting, is tied to the Existing Equity Pool. If approved, the new authorization to grant RSUs will supersede the authorization to grant RSUs from the Existing Equity Pool and we will no longer be permitted to grant RSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant RSUs, each representing a right to receive one Ordinary Share. Any RSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 19 and would deplete the New Equity Pool at a rate of 1.57 shares per RSU granted.
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing RSUs as necessary to attract and retain high-quality employees who are critical to our success, while aligning employee interests with those of shareholders.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 28, 2020) and would supersede the corresponding delegation granted at the 2016 Annual General Meeting on June 29, 2016.
For the full text of Resolution 16, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 16.

RESOLUTION 17:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue any Ordinary Shares in respect of PSUs, even if granted pursuant to a shareholder approved plan. For a detailed discussion of the terms of the 2015 Performance-Based Free Share Plan, the plan under which PSUs are granted, see “Resolutions 15 to 19–Equity Resolutions–Description of Principal Features of the 2015 Performance-Based RSU Plan.”
The board of directors believes that, given our organic and external growth strategy for 2017 and 2018, the Existing Equity Pool may be insufficient to meet our anticipated needs for the next year. Our current authorization, approved by shareholders pursuant to Resolution 25 at the 2016 Annual General Meeting, is tied to the Existing Equity Pool. If approved, the new authorization to grant PSUs will supersede the authorization to grant PSUs from the Existing Equity Pool and we will no longer be permitted to grant PSUs from the Existing Equity Pool from and after the Annual General Meeting.
As a result, the shareholders are asked to grant the board of directors the authority to issue and grant PSUs, each representing a right to receive one Ordinary Share, subject to the attainment of applicable performance criteria. Any PSUs granted pursuant to this authorization would be deducted from the New Equity Pool set forth in Resolution 19 and would deplete the New Equity Pool at a rate of 1.57 shares per PSU granted.
The renewal of this authority is fundamental to our business management because it enables us to continue issuing PSUs as part of our executive compensation policy, while aligning executive interests with those of shareholders. For a detailed discussion of our executive compensation policy and objectives, see “Executive Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 38 months (until August 28, 2020) and would supersede the corresponding delegation granted at the 2016 Annual General Meeting on June 29, 2016.
For the full text of Resolution 17, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 17.

RESOLUTION 18:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS)
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue BSAs (non-employee warrants). Our current authorization, approved by shareholders pursuant to Resolution 15 at the 2016 Annual General Meeting of Shareholders, will expire on December 29, 2017. Therefore, we are presenting this resolution to renew the board’s authority to issue authorized shares in respect of BSAs under the terms set forth below.
The shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 120,000 BSAs, each granting the right to subscribe for one Ordinary Share. Any BSAs granted pursuant to this authorization would be deducted from the New Equity Pool.
We ask that the shareholders eliminate the shareholders’ preferential subscription rights in connection with the issuance of the BSAs, since the BSAs may only be granted to the following category of beneficiaries, listed in order of priority: (i) non-employee members of the Company’s board of directors or of any committee of the board or of any of its subsidiaries; (ii) advisors; and (iii) any natural person or legal entity bound to the Company or one of its subsidiaries by a services or consultancy contract.
To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with North American technology market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, BSAs are a key element of our current independent director compensation. Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation. In addition, pursuant to Resolution 18, annual BSA grants made to independent directors are conditional upon at least 80% attendance of the annual regular in-person board of directors meetings, otherwise the number of BSAs granted to them will be reduced accordingly. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation.”
We are also seeking authorization to grant BSAs to persons bound to the Company or one of its subsidiaries by a services or consultancy contract who, pursuant to French law, cannot be granted stock options or RSUs. In certain limited instances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry.
For a summary of the terms of the BSAs, see “Resolutions 15 to 19–Equity Resolutions–Description of Principal Features of the BSAs” above.
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing BSAs, which is essential to our ability to attract and retain highly talented directors in that it allows us to offer compensation that is competitive with our peers, while also strengthening the alignment of our directors’ interests with those of shareholders. For a detailed discussion of our director compensation and objectives, see “Director Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 18 months (until December 28, 2018) and would supersede the corresponding delegation granted at the 2016 Annual Shareholders’ Meeting on June 29, 2016.

For the full text of Resolution 18, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 18.

RESOLUTION 19:

APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTIONS 15 TO 18 ABOVE
Our shareholders previously authorized our board of directors, pursuant to Resolution 27 at the 2016 Annual Shareholders’ Meeting of June 29, 2016, to issue up to 4.6 million Ordinary Shares under our equity compensation plans, which we refer to herein as the Existing Equity Pool. As of December 31, 2016, approximately 2.6 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2017 and 2018, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2018 annual shareholders’ meeting.
As a result, we are requesting that shareholders authorize a share reserve of 4.6 million new Ordinary Shares, which we refer to herein as the New Equity Pool. The New Equity Pool will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting. Once the authorization for each of the equity instruments forming part of the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Moreover, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With the Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of approximately 2.9 million new Ordinary Shares.
The board of directors believes that in order to successfully attract and retain the best possible candidates while aligning the interests of our executives, employees, directors and shareholders, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 19, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 19.

RESOLUTION 20:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES
The shareholders are asked to grant all powers to the board of directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired in the context of the share repurchases authorized by the shareholders pursuant to Resolution 14. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.
This authorization would be granted for a 12-month period (valid through June 28, 2018).
For the full text of Resolution 20, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 20.

RESOLUTIONS 21 AND 22:

FINANCIAL AUTHORIZATIONS
Resolutions 21 and 22 seek the delegation of financial authorizations. The goal of these resolutions is to allow us to raise the funds necessary to enable us to execute our strategic objectives, including with respect to external growth.
Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our board of directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2016 Annual General Meeting on June 29, 2016, the shareholders approved certain financial authorizations. We are seeking re-approval at the Annual General Meeting of the following two financial authorizations:

•	authorization to carry out an underwritten offering, without shareholders’ preferential subscription rights; and

•	over-allotment authorization, with respect to the resolution set forth above.
We are only seeking re-approval at the Annual General Meeting of the financial authorization to carry out an underwritten offering (Resolution 21) and an over-allotment in connection therewith (Resolution 22), as the following financial authorizations approved at the 2016 Annual General Meeting are each valid for a 26-month period beginning as of the date of such meeting and will therefore remain in effect until next year’s Annual General Meeting:

•	authorization to carry out a public offering, without shareholders’ preferential subscription rights;

•	authorization to carry out a private placement, without shareholders’ preferential subscription rights; and

•	authorization to increase the Company’s share capital, while preserving the shareholders’ preferential subscription rights.
In addition, at the 2016 Annual General Meeting, shareholders approved the overall financial limit applicable to each of the financial authorizations (the “Global Limit”).
Re-approving our board of directors’ financial authorizations to carry out an underwritten offering, including an over-allotment, will allow us to maintain equal footing with our U.S. competitors and to have the flexibility to quickly raise capital and take advantage of potential business opportunities, including potential acquisitions.
Specifically, the proposed financial authorizations would provide our board of directors with the flexibility it needs to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. Our external growth strategy is focused on acquisitions that complement our technology platform and product portfolio, as well as Research & Development talent. We are committed to pursuing external growth opportunities in a manner that will preserve the quality of our offering, while improving its performance and delivering long-term value for our shareholders.
The financial delegations of authority presented for your approval at the Annual General Meeting pursuant to Resolutions 21 and 22 are subject to the following important limitations:

•	the aggregate amount of share capital increases pursuant to Resolution 21 cannot exceed €399,864, which represents 25% of our share capital as of December 31, 2016;

•
any share capital increase pursuant to Resolution 22, which grants a customary over-allotment option for any issuance pursuant to Resolution 21, would be at the same price as, and limited to 15% of, the initial issuance;

•
any share capital increase pursuant to Resolutions 21 and 22 will be subject to, and deducted from, the Global Limit of €780,886 set for the financial authorizations at the 2016 Annual General Meeting (which represented 50% of the share capital as of December 31, 2015); and

•
the aggregate nominal amount of convertible debt securities that may be issued pursuant to Resolution 21 cannot exceed €623.3 million, or the corresponding value of this amount for an issuance in a foreign currency (which represents approximately 25% of our market capitalization as of December 31, 2016).

Our board of directors will continue to use these authorizations, together with the authorizations that remain in effect from the 2016 Annual General Meeting, in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the financial authorizations granted at the 2016 Annual General Meeting have been used to date.
Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Since Resolutions 21 and 22 would enable us to carry out an underwritten offering to respond quickly to favorable financing conditions, the securities issued by virtue of such resolutions would be reserved for banks, investment services providers and other members of an underwriting syndicate. As a result, the preferential subscription rights of existing shareholders would be waived pursuant to Resolutions 21 and 22, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 21:

VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market, the goal of this delegation of authority is to allow us to issue in an underwritten offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities).
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•
any bank, investment services provider, or other member of an underwriting syndicate undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with this delegation of authority.

The board of directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation according to the following, which we believe are important safeguards for shareholders:

•
the price of the shares will be at least equal to the volume-weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 5%, as determined by the board of directors, and

•	comparing the supply of securities with the demand for subscription expressed by investors, using the method known as “book-building” (construction du livre d’ordres).
We intend to use this delegation of authority to raise funds for general corporate purposes and to finance potential external growth transactions. We do not intend to use this delegation in the context of an unsolicited tender offer for Criteo shares by a third party. As a result, we believe that a share capital increase in an amount not to exceed 25% of our share capital will provide us with sufficient flexibility in pursuing our strategic objectives. The implementation of this authorization could provide us quick access to sources of financing in significant amounts, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. We currently have no immediate plans to issue securities pursuant to this resolution. Any transaction where we sell such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2016 Annual General Meeting of Shareholders on June 29, 2016.
This delegation of authority would be granted for an 18-month period (valid through December 28, 2018) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on June 29, 2016. In the absence of a favorable vote, this delegation of authority will expire on December 29, 2017, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 21, please see Annex A.
RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 21.

RESOLUTION 22:

VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATION IN RESOLUTION 21
The purpose of this Resolution 22 is to allow the board of directors to grant a customary over-allotment option for any issuance pursuant to Resolution 21. Any share capital increase pursuant to this delegation would be at the same price as, and limited to 15% of, the initial issuance. This authorization will be subject to the Global Limit for financial authorizations set by the shareholders at the 2016 Annual General Meeting.
For the full text of Resolution 22, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 22.

RESOLUTION 23:

VOTE ON SHARE CAPITAL INCREASE THROUGH INCORPORATION OF PREMIUMS, RESERVES, PROFITS OR ANY OTHER AMOUNTS THAT MAY BE CAPITALIZED
The purpose of this delegation of authority is to enable us to increase our share capital without an injection of cash into the Company. It will allow us to incorporate into our share capital premiums, reserves, profits or other amounts transferred from other balance sheet items that may be capitalized. The resulting increase in our share capital would permit us to (i) issue and allocate to all shareholders, pro-rata according to their stake in the Company, newly created free shares, (ii) increase the par value of all existing shares, or (iii) both of the foregoing, up to the amount of the premiums, reserves, profits or other amounts so incorporated. Adoption of this resolution will permit us to, among other things, increase the par value per share in advance of a stock split or reverse stock split to avoid the existence of fractional shares or a very low par value, which could make it difficult to raise capital in the future.
This authorization will not have any dilutive impact on our shareholders, as all shareholders are treated equally. The authorization cannot be used during a tender offer for Criteo shares by a third party.
The share capital increases carried out pursuant to this authorization cannot exceed €159,946, which represents 10% of our share capital as of December 31, 2016. Our board of directors did not use the same authorization granted at the 2015 Annual General Meeting of Shareholders on June 23, 2015.
This delegation of authority would be granted for a 26-month period (valid through August 28, 2019) and would supersede the corresponding delegation granted by the shareholders at the 2015 Annual General Meeting of Shareholders on June 23, 2015, which, in the absence of a favorable vote, will expire on August 23, 2017.
For the full text of Resolution 23, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 23.

RESOLUTION 24:

VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the board of directors is required to submit for approval by the shareholders a resolution to authorize the board of directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €47,984, which represents 3% of the share capital as of December 31, 2016.
The nominal amount of any share capital increase that could potentially be carried out would be deducted from the aggregate Global Limit set for the financial delegations of authority at the 2016 Annual General Meeting.
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the board of directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
To date, we have not implemented any company savings plans involving equity of the Company and thus employees have not received any shares thereunder. However, approving this resolution will enable our board of directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee and shareholder alignment.
This delegation of authority would be granted for a 18-month period (valid through December 28, 2018).
For the full text of Resolution 24, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 24.

RESOLUTION 25:

VOTE ON AMENDMENT TO OUR BY-LAWS TO PROVIDE THAT RECORD DATE FOR A SHAREHOLDERS’ MEETING IS TWO BUSINESS DAYS PRIOR TO SUCH MEETING
Our shareholders are asked to approve an amendment to our By-laws to provide that the record date for a shareholders’ meeting for holders of Ordinary Shares is two business days prior to such meeting. Because our Ordinary Shares are admitted to the operations of the central depositary Euroclear for clearing, we are required to comply with Article R. 225-85 of the French Commercial Code, pursuant to which the record date for our shareholders’ meetings is two business days prior to the date of each such meeting. Approval of Resolution 25 will conform our By-laws with such requirement.
Accordingly, Resolution 25 is submitted for a shareholder vote at the Annual General Meeting to amend the fourth paragraph of Article 19 of our By-laws to read as follows:
“The right to participate in the shareholders’ meetings is evidenced by the registration of the shares in the name of the shareholder on the second (2nd) business day preceding the date of the shareholders’ meeting at 12:00 a.m., Paris time.”
Since the above amendment is intended to ensure that our By-laws conform to provisions of French law that are already in effect and applicable to us and our shareholders, this amendment will not substantively affect the rights of shareholders.
For the full text of Resolution 25, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 25.

RESOLUTION 26:

VOTE ON AMENDMENT TO OUR BY-LAWS TO CONFORM WITH APPLICABLE PROVISIONS OF THE FRENCH COMMERCIAL CODE
Our shareholders are asked to approve three amendments to our By-laws in order to bring them into conformity with current provisions of the French Commercial Code following the enactment of law n° 2016-1691 of December 9, 2016 and the order (ordonnance) n° 2014-863 of July 31, 2014.
In particular, shareholders are asked to approve the following:

•
An amendment to the third paragraph of Article 4 of our By-laws (“Registered Office”) to read as follows, to conform to the new provisions of the French Commercial Code enacted pursuant to the law n° 2016-1691 of December 9, 2016, according to which our registered office may now be transferred to any location in France (instead of only to the bordering departments of the current registered office) by a decision of the board of directors, subject to the ratification of shareholders by the next ordinary general shareholders’ meeting:

“The registered office may be transferred to any other location in France by a decision of the Board of Directors, provided such decision is ratified by the next ordinary general shareholders’ meeting, and anywhere else by a decision adopted by an extraordinary general shareholders’ meeting.”

•
An amendment to the last paragraph of Article 16.2 of our By-laws to read as follows, in order to take into account the modified provisions of the French Commercial Code enacted pursuant to the order (ordonnance) n° 2014-863 of July 31, 2014, according to which agreements entered into between the Company and its wholly-owned subsidiaries are no longer subject to the procedure for related person transactions:

“The foregoing provisions shall not apply to agreements concerning ordinary transactions that are entered into on arm’s length terms, nor to agreements entered into between two companies, where one holds, directly or indirectly, all the share capital of the other, less, if applicable, the minimum number of shares required to meet the requirements of Article 1832 of the French Civil Code or Articles L. 225-1 and L. 226-1 of the French Commercial Code.”

•
An amendment to the third paragraph of Article 18 (“Statutory Auditors”) of our By-laws to read as follows, in order to conform to the new provisions of the French Commercial Code enacted pursuant to the law no 2016-1691 of December 9, 2016, according to which the Company is not required to appoint a deputy statutory auditor if the principal statutory auditor is not an individual or an entity with only one shareholder:

“An ordinary shareholders’ meeting shall appoint, when required by law, one or more deputy statutory auditors, which shall replace the principal statutory auditors in the event they refuse or are unable to perform their duties, or in the event of their resignation or death.”
Since each of the above amendments is intended to ensure that our By-laws conform to provisions of French law that are already in effect and applicable to us and our shareholders, none of the amendments in Resolution 26 will have a substantive effect on your rights as a shareholder.
For the full text of Resolution 26, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 26.

SHAREHOLDER RESOLUTIONS FOR
THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the 2018 Annual General Meeting of Shareholders must deliver such resolution to the board of directors at the address below no later than December 29, 2017. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2018 Annual General Meeting of Shareholders.
Shareholders may present resolutions that are proper subjects for consideration at an annual meeting, even if the resolution is not submitted by the deadline for inclusion in the proxy statement. In order for resolutions of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act with respect to the 2018 Annual General Meeting of Shareholders, such resolutions must be received by the Board of Directors at the address below by March 14, 2018. In addition, under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the board of directors at the address below no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2018 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.
All submissions to the Board of Directors should be made to:
Criteo S.A.
32, Rue Blanche
75009 Paris, France
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.

OTHER MATTERS
The board of directors knows of no matters that may be submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, as discussed above under “Shareholder Resolutions for the 2018 Annual General Meeting of Shareholders,” which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will be treated as a vote “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a‑4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors or the management, as the case may be, and a vote against adopting any other such undisclosed resolutions.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
We have either mailed to you with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Annual Report”), including audited financial statements, or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing the Annual Report online. Printed copies of our Annual Report and the exhibits thereto are available from us without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the Annual Report, or the Notice of Internet Availability, as applicable, by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations Department at Criteo S.A., 32, Rue Blanche, Paris, 75009 France, by telephone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

ANNEX A
ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING

First resolution
Renewal of the term of office of Mr. Hubert de Pesquidoux as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Hubert de Pesquidoux expires at the end of this Shareholders’ Meeting, renews the term of office of Mr. Hubert de Pesquidoux as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.

Second resolution
Ratification of the provisional appointment of Mr. Edmond Mesrobian as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the Board of Directors at its meeting of December 15, 2016, appointed as director, as of February 27, 2017, Mr. Edmond Mesrobian to replace Mr. Dominique Vidal, who had resigned from the Board of Directors, for the remainder of Mr. Dominique Vidal’s term of office, until the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2017, ratifies, in accordance with Article L. 225-24 of the French Commercial Code, the nomination of Mr. Edmond Mesrobian as director.

Third resolution
Appointment of Ms. Nathalie Balla as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
appoints Ms. Nathalie Balla as Director, in addition to the current members, for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Ms. Balla has already indicated that she accepts the directorship which has just been conferred and that she does not have a mandate in any another company that would prohibit her from accepting such duties.

Fourth resolution
Appointment of Ms. Rachel Picard as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
appoints Ms. Rachel Picard as Director, in addition to the current members, for a two-year period, expiring at the end of

Annex A-1

the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2018.
Ms. Rachel Picard has already indicated that she accepts the directorship which has just been conferred and that she does not have a mandate in any another company that would prohibit her from accepting such duties.

Fifth resolution
Fixing the annual limit for directors’ attendance fees at €2,500,000
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to set at €2,500,000 the directors’ attendance fees amount for the fiscal year 2017 and the coming fiscal years until a new decision is taken by the Ordinary Shareholders’ Meeting.

Sixth resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, after having reviewed the Board of Directors’ report,
approves, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

Seventh resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2016
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Management Report on the Company’s activities and accounts for the year ended December 31, 2016 and the report of the Statutory Auditors, approves the statutory financial statements of the Company for the fiscal year ended December 31, 2016, which show profits amounting to €55,308,222, as well as the transactions reflected therein and summarized in these reports, notes that the aforementioned statutory financial statements show neither excess amortizations and other non-deductible amortizations, nor excessive expenses as referred to in Article 39-4 of the French General Tax Code.

Eighth resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2016
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Management Report for the Company and its subsidiaries for the year ended December 31, 2016 and the consolidated financial statements for that year, as well as the report of the Statutory Auditors thereon, approves the consolidated financial statements of the Company for the fiscal year ended December 31, 2016, as presented, as well as the transactions reflected therein and summarized in these reports.

Ninth resolution
Discharge (quitus) of the members of the Board of Directors and the Statutory Auditors for the performance of their duties during the fiscal year ended December 31, 2016
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

Annex A-2

discharges the members of the Board of Directors and the Statutory Auditors for the performance of their duties during the fiscal year ended December 31, 2016.

Tenth resolution
Approval of the allocation of profits for the fiscal year ended December 31, 2016
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report:

–	acknowledges that the profits for the fiscal year ended December 31, 2016 amount to €55,308,222;

–	decides to allocate the total profits as follows:

–	to the legal reserve in the amount of €3,769; and

–	to retained earnings in the amount of €55,304,453.
It is noted that no dividends have been distributed for the last three fiscal years.

Eleventh resolution
Approval of the agreement relating to the translation of the book written by Mr. Jean-Baptiste Rudelle into English (agreement referred to in Article L.225-38 of the French Commercial Code)

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L.225-38 of the French Commercial Code,
approves the agreement relating to the translation into English by Mr. Glenn Burney, at the request of the Company, of the book written by Mr. Jean-Baptiste Rudelle titled "They Told Me It Was Impossible”, for the purposes of free distribution to English-speaking employees of the Criteo Group to promote the image of Criteo through its founder, and the values of entrepreneurship which they convey.
The conclusion of this agreement was approved by the Board of Directors on February 25, 2016 (interested director: Mr. Jean-Baptiste Rudelle).

Twelfth resolution
Approval of the management agreement entered into with Mr. Eric Eichmann in his capacity as chief executive officer (agreement referred to in Article L.225-38 of the French Commercial Code)

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L.225-38 of the French Commercial Code,
approves the management agreement entered into with Mr. Eric Eichmann in his capacity as chief executive officer, providing for, among others things, the terms of Mr. Eichmann’s compensation in the event of his departure from the Company, depending on the circumstances of such departure.
The conclusion of this agreement was approved by the Board of Directors on October 27, 2016 (interested director: Mr. Eric Eichmann).

Thirteenth resolution
Renewal of the term of office of Deloitte & Associés as principal statutory auditor
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,

Annex A-3

having reviewed the Board of Directors’ report,
noting that the terms of office of Deloitte & Associés as statutory auditor and of BEAS as deputy statutory auditor expire at the end of this Shareholders’ Meeting, renews the term of office of Deloitte & Associés as statutory auditor for a six fiscal-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2022, decides to not renew BEAS as deputy statutory auditor, the appointment of a deputy statutory auditor being not required if the principal statutory auditor is not an individual or an entity with only one shareholder.

Fourteenth resolution
Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq. of the French Commercial Code and the Statutory Auditors’ special report, in accordance with Article L. 225-209-2 of the French Commercial Code, authorizes the Board of Directors to purchase shares of the Company under the conditions set forth in Article L. 225-209-2 of the French Commercial Code, decides that the purchase of these shares may be effected on one or more occasions, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party, decides that the authorization may be used and the shares so purchased:

–
may be allocated, within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction,

–	may be allocated to serve stock option plans, free share plans, profit sharing plans and other allocations to employees and officers of the Company and of its affiliates;
acknowledges that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 10% of the total number of shares of the Company outstanding, provided that if the shares are allocated as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, the maximum number of shares that may be purchased for that purposes shall at no time exceed 5% of the total number of shares of the Company outstanding, decides that all or part of the purchased shares, subject to the adoption of the 20th resolution below, can be cancelled under the terms and conditions set forth in the 20th resolution below, acknowledges that any shares not used for the above mentioned purposes within the relevant time period will be automatically cancelled, decides to set the maximum purchase price per share (excluding fees and commissions) at €64, in accordance with the report by the independent expert pursuant to Article L.225-209-2 of the French Commercial Code, with an overall cap of €409,460,505; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of free shares, stock splits or reverse stock splits) that might occur during the term of this authorization, decides that the purchase price per share under this authorization shall be set by the Board of Directors and shall be at least equal to the then euro equivalent of the average weighted price on the Nasdaq Stock Market of the American Depository Shares representing ordinary shares of the Company over the last five trading days preceding the date when the relevant purchase is completed, grants full powers to the Board of Directors, with the option to sub-delegate powers to the Chief Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers (directeurs généraux délégués), to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.
This authorization is granted for a period of twelve (12) months as of the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 29, 2016, provided that, if during the

Annex A-4

effective time of this authorization, the Company’s shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.

RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING

Fifteenth resolution
Authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, authorizes the Board of Directors, pursuant to Articles L.225-177 to L.225-185 of the French Commercial Code, to grant, during periods authorized by the law, in one or several times, in favor of the members of the salaried personnel and/or corporate officers (or some of them) of the Company and companies and economic interest groups related to the Company under the conditions referred to in Article L.225-180-I of the French Commercial Code, options giving the right to subscribe or to purchase ordinary shares of the Company, provided that:

–	this number shall be deducted from the overall limit set forth in the 19th resolution below, and

–	the total number of shares to be issued on exercise of issued but unexercised OSAs may never exceed one third of the share capital, decides that this authorization is granted for a period of thirty-eight (38) months from this day and supersedes any prior authorization established to grant options giving right to the subscription or to the purchase of ordinary shares of the Company, decides this authorization includes, in favor of the beneficiaries of OSAs, express waiver by shareholders of their preferential subscription right with respect to shares that may be issued as OSAs are exercised, and shall be implemented in accordance with the terms and conditions provided by applicable laws and regulations in force on the day the OSAs are allocated, decides that the purchase or subscription price per share shall be fixed by the Board of Directors on the day the option is granted, by reference to the closing sale price of an American Depositary Share representing an ordinary share of the Company on the Nasdaq Stock Market on the day preceding the date of the Board of Directors’ decision to grant the options. However, the purchase or subscription price per share shall not, in any case, be less than ninety-five percent (95%) of the average of the closing sale price of an American Depositary Share representing one ordinary share of the Company on the Nasdaq Stock Market during the twenty days of trading preceding the day of the Board of Directors’ decision to grant options;

provided that, when an option allows its beneficiary to purchase shares which have been previously purchased by the Company, its exercise price, without prejudice to the provisions above and in accordance with legal provisions in force, may not, in addition, be less than 80% of the average price paid by the Company for all the shares previously purchased by the Company;

decides the subscription or purchase price for the shares to which the options give right cannot be modified during the term of the options, provided that, if the Company were to carry out one of the transactions referred to in Article L.225-181 of the French Commercial Code, it shall take the necessary steps to protect the interests of the beneficiaries of the options under the conditions provided in Article L.228-99 of the French Commercial Code, decides that, in the event the adjustment referred to in Article L.228-99 3° of the French Commercial Code is necessary, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, provided that the value of the preferential subscription right as the value of the share before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction with respect to the share capital of the Company (capital increase, contributions-in-kind

Annex A-5

of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company), decides that in the event of the issue of new shares or new securities giving access to the Company’s share capital in connection with a merger or demerger of the Company, the Board of Directors may suspend, if necessary, the exercise of options, sets the term of the options at ten (10) years from their allocation, provided that this term may be shortened by the Board of Directors for beneficiaries residing in a specific country insofar as necessary to comply with the laws of such country, grants all powers to the Board of Directors within the limits set out above to:

–	determine the identity of beneficiaries of OSAs or OAAs, as well as the number of options to grant to each;

–
set the purchase and/or subscription price of the shares underlying the options, within the limits set forth above, provided that the subscription price per share shall be at least equal to the par value of the share;

–
ensure that number of OSAs granted by the Board of Directors is set such that the total number of OSAs granted but not exercised does not give rights to subscribe to a number of shares exceeding a third of the share capital;

–
determine the modalities of a OSA or OAA plan and set the conditions in which the options will be granted, including, in particular, the schedule of exercise of options granted, which may vary according to the holders; provided that these conditions may include clauses prohibiting immediate resale of all or part of the shares issued upon exercise of the options, within the limits set by applicable law;

–	acquire shares of the Company, if any, as necessary for the allocation of any shares to which OAAs give right;

–	complete, either itself or through a representative, all acts and formalities in order to finalize the capital increases that may be effected pursuant to the authorization subject to this resolution;

–
charge, if it deems necessary, fees of capital increases from the amount of premiums related to these increases and deduct from this amount the necessary sums to bring the legal reserve to a tenth of the new share capital following any increase;

–	modify the Company’s By-laws in connection herewith and, in general, do everything that is required;

decides that the Board of Directors shall inform the ordinary shareholders’ meeting every year of transactions completed pursuant to this resolution.

Sixteenth resolution
Authorization to be given to the Board of Directors to grant time-based free shares/restricted stock units to employees of the Company and its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, authorizes, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, an allocation of free shares/restricted stock units (“RSUs”) either existing or to be issued by the Company, in favor of all, or certain of, the employees of the Company, or companies or economic interest groups in which the Company holds, directly or indirectly, at least 10% of the share capital or the voting rights at the date of allocation of the relevant shares, in France or abroad (taken together, the “Criteo Group”), decides that the total amount of shares, with a par value €0.025 per share, which may be allocated free of charge by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the 19th resolution below, and shall, in any case, not exceed the applicable legal limits, decides that the vesting period (the “Vesting Period”) for any allocation of shares pursuant to this authorization will be at

Annex A-6

least one year and that a minimum holding period of the shares of one year from the date of their final allocation shall apply to the beneficiaries (the “Holding Period”), provided that the Board of Directors may reduce the duration of the Holding Period, or remove the Holding Period altogether, as long as it sets a total duration of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together, decides, notwithstanding the above, that the shares will be definitively allocated before the term of the Vesting Period in the event of the disability of a beneficiary ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code,
decides that allocated shares will be freely transferable in the event of a request from the heirs of a deceased beneficiary or in the event of the disability of a beneficiary corresponding to the ranking of the categories mentioned above of the French Social Security Code, decides that the duration of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits, notes that, pursuant to the provisions of Article L.225-197-1 of the French Commercial Code, when the allocation involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively realized solely as a result of the final allocation of the shares to the beneficiaries, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the beneficiaries, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and notes that all powers in connection with the foregoing are delegated to the Board of Directors, grants to the Board of Directors all powers to:

–	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be allocated,

–	determine the identity of the beneficiaries of the allocations, as well as the number of free shares/RSUs likely to be allocated to each of them,

–	set the conditions and, if applicable, the criteria of allocation of these shares,

–	decide, from time to time, the share capital increases to be acknowledged as a result of the issuance of free shares/RSUs,

–	complete any share acquisitions that may be necessary for the delivery of existing free shares/RSUs,

–	take any action necessary to ensure that beneficiaries comply with the Holding Period, if any,

–	and, generally, in accordance with applicable law, take any action that is necessary for the implementation of this authorization, sets at 38 months from this day the duration of validity of this authorization, specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the 24th resolution of the Shareholders’ Meeting dated June 29, 2016.

Seventeenth resolution
Authorization to be given to the Board of Directors to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries, from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

having reviewed the Board of Directors’ report and the Statutory Auditors’ report,

authorizes, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code, the Board of Directors to make, on one or more occasions, at the times and on the terms it shall determine, an allocation of free shares (“RSUs”) either existing or to be issued by the Company, in favor of the executives listed in Article L. 225-197-2 of the

Annex A-7

French Commercial Code (i.e. the chairman of the Board of Directors, the Chief Executive Officer and the Deputy Chief Executive Officers) and, as the case may be, certain named executive officers, members of executive management or employees, of the Criteo Group, as determined by the Board of Directors, decides that the total amount of shares, with a par value €0.025 per share, which may be allocated free of charge by the Board of Directors pursuant to this authorization shall be deducted from the overall limit set forth in the 19th resolution below, and shall, in any case, not exceed the applicable legal limits, decides that the acquisition of shares to their beneficiaries shall be expressly conditioned on the achievement of individual or company performance goals that will be set by the Board of Directors, potentially upon recommendation of the Compensation Committee, decides that the vesting period (the “Vesting Period”) for any allocation of shares pursuant to this authorization will be at least one year and that a minimum holding period of the shares of one year from the date of their final allocation shall apply to the beneficiaries (the “Holding Period”), provided that the Board of Directors may reduce the duration of the Holding Period, or remove the Holding Period altogether, as long as it sets a total duration of at least two years for both periods (i.e., Vesting Period and Holding Period) taken together, decides, notwithstanding the above, that the shares will be definitively allocated before the term of the Vesting Period in the event of the disability of a beneficiary ranking in the second and the third of the categories referred to in Article L.341-4 of the French Social Security Code,
decides that allocated shares will be freely transferable in the event of a request from the heirs of a deceased beneficiary or in the event of the disability of a beneficiary corresponding to the ranking in the categories mentioned above of the French Social Security Code, decides that durations of the Vesting Period and the Holding Period will be set by the Board of Directors within the above mentioned limits, notes that, pursuant to the provisions of Article L.225-197-1 of the French Commercial Code, when the allocation involves shares to be issued, the shareholders’ preferential subscription rights to the newly issued shares will be automatically waived pursuant to this authorization; the corresponding share capital increase shall be definitively realized solely as a result of the final allocation of the shares to the beneficiaries, notes that this decision entails, as necessary, waiver by the shareholders, in favor of the beneficiaries, with respect to reserves, profits or premiums which, if applicable, will be used in the event of an issuance of new shares at the end of the Vesting Period, and notes that all powers in connection with the foregoing are delegated to the Board of Directors, grants to the Board of Directors all powers to:

–	acknowledge the existence of sufficient reserves and, at each allocation, to wire to a restricted reserve account the funds necessary for the issuance of new shares to be allocated,

–	determine the identity of the beneficiaries of the allocations, as well as the number of free shares/RSUs likely to be allocated to each of them,

–
set the criteria, performance goals and, if applicable, other metrics for the allocation of these shares/RSUs and the timeframe for the determination of whether such criteria, goals and metrics have been met,

–
evaluate the achievement of the performance goals on which the final allocation of the shares/RSUs shall depend for some or all of the beneficiaries, and add any conditions and criteria that it deems appropriate,

–	decide, from time to time, the share capital increases to be acknowledged as a result of the issuance of free shares/RSUs,

–	complete any share acquisitions that may be necessary for the delivery of free shares/RSUs,

–	take any action necessary to ensure that beneficiaries comply with the Holding Period, if any,

–	and, generally, in accordance with applicable law, take any action that is necessary for the implementation of this authorization, sets at 38 months from this day the duration of validity of this delegation,

Annex A-8

specifies, as appropriate, that this delegation, supersedes the authorization having the same purpose granted pursuant to the 25th resolution of the Shareholders’ Meeting dated June 29, 2016.

Eighteenth resolution
Delegation of authority to the Board of Directors to issue and grant warrants (“bons de souscription d’actions” or “BSAs”) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, delegates to the Board of Directors the authority to issue a maximum number of 120,000 BSAs, each giving the right to subscribe for one ordinary share of the Company, par value of €0.025 per share, decides to remove, with respect to the BSAs, shareholders’ preferential subscription rights, and to restrict the grant of BSAs to the following categories of beneficiaries: non-employee members or advisors (censeurs) of the Board of Directors of the Company or one of its subsidiaries on the date of grant, independent members of any committee of the Company’s Board of Directors that currently exists or is formed in the future, and non-employee service providers of the Company or its subsidiaries retained or engaged through a service or consulting agreement (the “Beneficiaries”), specifies in accordance with the provisions of Articles L.228-91 and L.225-132 of the French Commercial Code, that this decision entails, in favor of the holders of the BSAs, waiver of the shareholders’ preferential subscription rights to ordinary shares for which the BSAs are exercisable, decides that the subscription price of a BSA will be set by the Board of Directors on the day of the issuance of such BSA based on its terms and shall in any event be at least equal to the fair market value of a BSA as determined by the Board of Directors with the assistance, as the case may be, of one or several experts of its choice, decides that the subscription price of the BSA must be fully paid upon subscription, either in cash or by way of set-off against receivables that have become due and payable, as the case may be, decides that the exercise price of a BSA will be set by the Board of Directors on the day of the issuance of such BSA and shall be at least equal to the weighted average market price of an American Depositary Share representing an ordinary share of the Company for the twenty (20) trading days preceding the grant date of such BSA (the “Exercise Price”), decides, pursuant to the provisions of Article L.225-138-I of the French Commercial Code, to authorize the Board of Directors to set the list of Beneficiaries and the number of BSAs to be allocated to each designated Beneficiary, authorizes the Board of Directors, within the limit set forth above, to issue and allocate the BSAs to each Beneficiary, on one or more occasions, decides to delegate to the Board of Directors the authority to determine the terms and conditions of exercise of the BSAs and, in particular, the subscription price, the Exercise Price and the vesting schedule of the BSAs; provided, BSAs shall be exercised no later than ten (10) years following the date of grant and that BSAs not exercised within ten (10) years of the date of grant shall automatically lapse, decides that, when applicable, for the annual grants made to members of the Board of Directors (other than their initial grants), the grant of BSAs shall be conditional upon the attendance by such director to at least 80% of the annual regular Board of Directors meetings, otherwise the number of BSAs granted to such director will be reduced accordingly, decides that this delegation is granted for a period of eighteen (18) months from this day and supersedes all previous delegations for the same purpose, decides that the underlying ordinary shares must be fully paid up at the time of subscription by payment in cash or by offsetting due and payable receivables, decides that new shares granted to the Beneficiary upon exercise of BSAs shall be subject to all provisions of the Company’s By-laws and shall be entitled to dividends from the first day of the fiscal year during which the shares are issued, decides that BSAs will be transferrable, shall be issued in registered form and shall be subject to book entry, decides to authorize the issuance of a maximum of 120,000 ordinary shares upon exercise of the BSAs, provided that this number of ordinary shares shall not exceed the overall limit set forth in the 19th resolution below,

Annex A-9

reminds that in accordance with Article L.228-98 of the French Commercial Code:

–
in the event of a reduction in share capital due to losses resulting from a decrease in the number of shares outstanding, the rights of holders of BSAs regarding the number of shares they are entitled to receive upon exercise of BSAs will be reduced accordingly as if the said holders had been shareholders from the issuance date of the BSAs;

–
in the event of a reduction in share capital due to losses resulting from a decrease in the par value of the shares, the subscription price for the underlying shares will not change and the premium shall be increased by the amount of the decrease of the par value;

decides furthermore that,

–
in the event of a reduction in share capital not arising from losses resulting from a decrease in the par value of the shares, the subscription price of the underlying shares will be reduced proportionally;

–
in the event of a reduction in share capital not arising from losses resulting from a decrease in the number of shares outstanding, the holders of BSAs, if they exercise their BSAs, will be able to request repurchase of their shares on the same terms as if they had been shareholders at the time when the Company repurchased its shares, decides, in accordance with the provisions of Article L.228-98 of the French Commercial Code, that the Company is authorized, without the need to obtain an authorization from the holders of BSAs to modify its legal form and its purpose, reminds that pursuant to provisions of Articles L.228-98 of the French Commercial Code, the Company can neither amend rules of distribution of its profits, nor amortize its capital, nor create preferred shares involving such amendment or such amortization except as permitted by the warrant agreement or pursuant to Article L.228-103 of the French Commercial Code and subject to ensuring that rights of holders of securities giving access to the Company’s share capital are maintained pursuant to the provisions referred to in Article L.228-99 of the French Commercial Code,
authorizes the Company to enforce against holders of BSAs the redemption or the repayment of their rights in accordance with the provisions of Article L.208-102 of the French Commercial Code,
decides that, in the event it is necessary to make the adjustment referred to in Article L.228-99 3° of the French Commercial Code, the adjustment would be realized by applying the method provided in Article R.228-91 of the French Commercial Code, provided that the value of the preferential subscription right as the value of the share before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction realized on the share capital of the Company (capital increase, contributions-in-kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company), decides to grant all powers to the Board of Directors to enforce this resolution, and in particular, to:

–
issue and allocate BSAs and set the subscription price, set the conditions of exercise and the final terms of the BSAs, including the vesting schedule, pursuant to the provisions of this resolution and within the limits set forth in this resolution;

–	determine the identity of the Beneficiaries of BSAs as well as the number of BSAs to allocate to each;

–	set the price of the shares which may be subscribed for upon exercise of BSAs, pursuant to the conditions mentioned above;

–	record the number of ordinary shares issued following the exercise of the BSAs, carry out the formalities subsequent to corresponding capital increases and amend the Company’s By-laws accordingly;

–	take any action to ensure the protection of holders of BSAs in the event of a financial transaction relating to the Company, in accordance with applicable law and regulations;

–	generally, take any action and carry out any formality necessary with respect to the issuance of the BSAs or the underlying shares.
Nineteenth resolution
Approval of the overall limits on the amount of ordinary shares to be issued pursuant to Resolutions 15 to 18 above
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings,

Annex A-10

having reviewed the Board of Directors’ report and the Statutory Auditors’ reports, decides that the sum of (i) the shares which may be issued or acquired upon the exercise of options pursuant to the 15th resolution above, (ii) the free shares/RSUs which may be issued pursuant to the 16th and 17th resolutions above and, (iii) the shares which may be issued upon exercise of the warrants (or BSAs) pursuant to the 18th resolution above shall not exceed 4,600,000 ordinary shares, par value €0.025 per share, provided that this limit does not include any additional shares issued to preserve, in accordance with applicable contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company.

Twentieth resolution
Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, subject to adoption of the 14th resolution herein,
authorizes the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial Code, to cancel, on one or more occasions, all or part of the shares repurchased by the Company and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the Company in the aggregate per twenty-four month period, decides that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction, grants full powers to the Board of Directors, with the option to sub-delegate as provided by law, to carry out all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization for the same purpose pursuant to the 28th resolution of the Shareholders’ Meeting of June 29, 2016.

Twenty-first resolution
Delegation of authority to be granted to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the statutory auditors’ report, in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,
grants to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including by way of set-off against receivables, decides that this authorization shall not be used during a public tender offer by a third party, decides that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Shareholders’ Meeting to the Board of Directors pursuant to this resolution, may not exceed the global amount of €399,864. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities

Annex A-11

and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any such share capital increase shall be deducted from the global limit applicable to the capital increases authorized by the shareholders pursuant to the 34th resolution of the Shareholders’ Meeting of June 29, 2016 (the “Global Limit”),
decides that the nominal amount of all debt securities giving access to the Company’s share capital to be issued pursuant to this authorization will not exceed €623,333,796.68 (or the corresponding value of this amount for an issuance in a foreign currency),

–	this amount will be increased, if applicable, for any redemption premium above the nominal value,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code, decides to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:

–
any bank, investment services provider or member of a banking syndicate (underwriting) undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority;

takes note, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to the Company’s share capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right, decides that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the American Depositary Shares representing the Company’s ordinary shares on the Nasdaq Stock Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price shall be determined in accordance with the provisions of Article L. 225-136-1° of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to the Company’s share capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and applicable after the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the aforementioned maximum discount may be determined, if the Board of Directors deems appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of the securities giving access to the Company’s share capital issued by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting and supersedes all previous delegations for the same purpose, decides that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:

–
determine the amount of the share capital increase, the issue price (provided that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;

–	set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;

–	determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital to be issued and the method of payment;

–	set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;

Annex A-12

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;

–	acknowledge completion of each share capital increase and make the corresponding amendments to the Company’s By-laws;

–
in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances, take all measures and accomplish all formalities required for the issuance, for the listing and for any financial services relating to the securities issued by virtue of the present delegation, as well as pursuant to the exercise of the rights attached thereto;

–	make any decisions relating to the admission of the shares or securities issued for trading on the Nasdaq Stock Market.

Twenty-second resolution
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolution 21st, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129, L.225-129-2, L.225-135, L.225-135-1 et seq., L. 228-91 and L. 228-92 of the French Commercial Code,
grants to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, with or without a preferential subscription right, in connection with increases to the share capital of the Company carried out pursuant to the 21st resolution above, in accordance with the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as the initial issuance and up to a limit of 15% of the amount of the initial issuance, within thirty days of the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement date, decides, in addition, that the nominal amount of any share capital increase that may be completed by virtue of the powers granted to the Board of Directors pursuant to this resolution will be deducted from the Global Limit, decides that the present delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of this Shareholders’ Meeting, decides that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

–
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determines the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities giving access to the Company’s share capital that shall be issued, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

–	suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months, decides that the Board of Directors may:

–	in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share

Annex A-13

capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase,

–	take any decision in relation to the admission of the securities issued to trading on the Nasdaq Stock Market, and

–
more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.

Twenty-third resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized
The Shareholders’ Meeting, acting under the conditions of quorum and majority required under Article L. 225-130 of the French Commercial Code, having reviewed the Board of Directors’ report, and acting in accordance with Articles L. 225-129, L. 225-129-2, and L. 225-130 of the French Commercial Code,
grants to the Board of Directors, with the right to sub-delegate in accordance with applicable law, for a period of twenty-six (26) months from the date of the present shareholders’ meeting, the authority to increase the share capital, on one or more occasions, at times and under the conditions that it deems favorable, through the incorporation into the share capital of premiums, reserves, profits, or other amounts that may be capitalized, followed by the issuance and the free allocation of new shares or the increase of the par value of the existing shares, or by using any combination of these two methods, said shares granting the same rights as the former shares, except for their dividend entitlement date, decides that this authorization shall not be used during a public tender offer by a third party, decides that the total nominal amount of the share capital increases that may be achieved, immediately and/or in the future, pursuant to this resolution shall not exceed €159,946. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments carried out in order to protect the interests of holders of rights attached to the securities that shall be issued on the basis of this delegation, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in accordance with Article L. 225-130 of the French Commercial Code, that in case of use of the present delegation by the Board of Directors, rights constituting odd lots will not be negotiable and the corresponding securities will be sold with the proceeds from such sale to be allocated among holders of said rights during the period provided by the regulations, decides that this delegation supersedes all previous delegations for the same purpose.

Twenty-fourth resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and Article L. 3332-1 et seq. of the French Labor Code,
grants to the Board of Directors, the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code,
decides that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution

Annex A-14

may not exceed €47,984. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions, decides, in addition, that the nominal amount of any share capital increase that may be completed pursuant to this resolution will be deducted from the Global Limit, decides that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed €74,800,056 (or the corresponding value of this amount for an issuance in a foreign currency), decides, in addition, that total amount of any issue of debt securities giving access to the Company’s share capital that may be issued pursuant to this resolution shall be deducted from the Global Limit, specifies that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting, decides that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the French Labor Code,
decides to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription rights to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution, decides that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:

–	decide that the subscriptions may be completed directly or through employee shareholding funds, or any other structure or entity permitted by applicable laws or regulations;

–
set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the Company’s share capital, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the Company’s share capital;

–
to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s By-laws, to carry out, directly or through an assignee, all transactions and formalities related to the share capital increases and, to charge the expenses of the share capital increases to the amount of the premiums related to such increases, and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each increase.

Twenty-fifth resolution
Amendment to Article 19 of the Company’s By-laws to provide that the record date for attending shareholders’ meetings is two business days prior to such meeting at 12:00 a.m., Paris time

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides to amend the conditions to participate in shareholders’ meetings and, accordingly, to amend the fourth paragraph of Article 19 of the Company’s By-laws to read as follows:
“The right to participate in the Shareholders’ Meetings is evidenced by the registration of the shares in the name of the shareholder on the second (2nd) business day preceding the date of the Shareholders’ Meeting at 12:00 a.m., Paris time.”

Twenty-sixth resolution
Amendment to the Company’s By-laws to comply with applicable provisions of the French Commercial Code, including modifications to: (i) Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the Board of Directors to any other location in France, (ii) Article 16 “Agreements Subject to Authorization,” to provide

Annex A-15

that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the Board of Directors, and (iii) Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law.
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
decides

–
to amend the third paragraph of Article 4 of the Company’s By-laws (“Registered Office”) to read as follows, to conform to the new provisions of the French Commercial Code enacted pursuant to the law n° 2016-1691 of December 9, 2016:

“The registered office may be transferred to any other location in France by a decision of the Board of Directors, provided such decision is ratified by the next ordinary general shareholders’ meeting, and anywhere else by a decision adopted by an extraordinary general shareholders’ meeting.”

–
to amend the last paragraph of Article 16.2 to read as follows, in order to take into account the modified provisions of the French Commercial Code enacted pursuant to the order n° 2014-863 of July 31, 2014:

“The foregoing provisions shall not apply to agreements concerning ordinary transactions that are entered into on arm’s length terms, nor to agreements entered into between two companies, where one holds, directly or indirectly, all the share capital of the other, less, if applicable, the minimum number of shares required to meet the requirements of Article 1832 of the French Civil Code or Articles L. 225-1 and L. 226-1 of the French Commercial Code.”

–
to amend the third paragraph of Article 18 “Statutory Auditors” to read as follows, in order to conform to the new provisions of the French Commercial Code enacted pursuant to the law n° 2016-1691 of December 9, 2016:

“An Ordinary Shareholders’ Meeting shall appoint, when required by law, one or more deputy statutory auditors, which shall replace the principal statutory auditors in the event they refuse or are unable to perform their duties, or in the event of their resignation or death.”

Annex A-16

ANNEX B
FRENCH GAAP STATUTORY FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the resolutions included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO SA

32 rue Blanche
75009 Paris

ANNUAL FINANCIAL STATEMENTS
for the fiscal year ending on
31 December 2016

Annex B-1

P&L STATEMENT

		2016	2015

Revenue		70,227,477	53,801,577
NET TURNOVER		70,227,477	53,801,577
Capitalised Projects		5,226,192
Provisions and depreciations reversals		29,106	497,695
Other income		336,848,251	257,343,120

OPERATING REVENUES TOTAL	I	412,331,027	311,642,392

Other purchases and external charges		205,978,037	161,006,068
Taxes, levies and similar payments		5,234,499	4,256,783
Wages and salaries		60,831,986	46,844,814
Social charges		37,947,935	25,536,624

OPERATING PROVISIONS
On fixed assets :	depreciation and amortisation expenses	24,716,334	20,086,148
impairment expenses
On current assets: allowance for bad debt and other current assets provisions		89,581	10,355
Provisions for contingent liabilities

Other charges		16,998,325	10,878,885

OPERATING CHARGES TOTAL	II	351,796,697	268,619,677
1. OPERATING PROFIT OR LOSS (I - II)		60,534,330	43,022,715

Interests on intercompany funding		4,532,143	1,948,678
Other interest and similar income		25,032,739	13,268,359
FX Provisions and depreciations reversals		3,196,196	2,734,127
Currency exchange gains		12,018,234	28,719,664
Proceeds from sale of short-term investments		22,630	249,448

FINANCIAL INCOME TOTAL	V	44,801,941	46,920,276

FX Provisions and financial assets impairment		3,846,854	3,297,538
Interest and similar charges		33,130,859	22,465,663
Currency exchange losses		12,224,980
Losses from sale of short-term investments		369

FINANCIAL CHARGES TOTAL	VI	49,203,062	25,763,201
2. FINANCIAL PROFIT OR LOSS (V - VI)		-4,401,121	21,157,075
3. CURRENT PROFIT OR LOSS BEFORE TAX (I - II + III - IV + V - VI)		56,133,209	64,179,790

Income on non-current Operating transactions		162,208	583
Income on non-current capital transactions		57,500	223,756
Non-current provisions and depreciations reversals			534,620

EXTRAORDINARY INCOME	VII	219,708	758,959

Expenses on non-current Operating transactions		25,611	216,518
Expenses on non-current capital transactions		15,852	127,128
Non-current provisions expenses		200,000	109,000

EXTRAORDINARY CHARGES	VIII	241,463	452,646
4. EXTRAORDINARY PROFIT OR LOSS (VII - VIII)		-21,755	306,313
Employee profit sharing	IX	1,082,181	499,354
Income tax	X	-278,949	3,265,280

Annex B-2

TOTAL	INCOME	(I + III + V + VII)	457,352,677	359,321,627
TOTAL	CHARGES	(II + IV + VI + VIII + IX + X)	402,044,455	298,600,158

5. PROFIT OR LOSS			55,308,222	60,721,469

Annex B-3

BALANCE SHEET - ASSET

		Gross	Amortisation, depreciation and provision	2016 Net	2015 Net

INTANGIBLE FIXED ASSETS
Establishment costs
Research and development costs
Concessions, patents, licenses, trade mark, processes, software, right and similar assets		33,618,268	-18,135,234	15,483,034	14,220,359
Goodwill		7,566,658		7,566,658	2,958,983
Other intangible fixed assets		663,879		663,879
Advance payment on intangible fixed assets

TANGIBLE FIXED ASSETS
Land
Constructions
Technical installations, plant and machinery, equipment and fixtures
Other tangible fixed assets		78,854,247	-43,191,233	35,663,014	30,225,822
Tangible fixed assets in progress		1,498,828		1,498,828	1,667,267
Advance payment on tangible fixed assets		95,492		95,492

FINANCIAL FIXED ASSETS
Participating interests
Long-term equity interests		94,039,207		94,039,207	93,490,775
Portfolio long-term investment securities
Other long-term investment securities
Loans		284,398,181		284,398,181
Other financial fixed assets		9,058,922		9,058,922	6,859,556

TOTAL II		509,793,683	-61,326,467	448,467,215	149,422,762

STOCKS AND WORK IN PROGRESS

Payments on account on orders		264,061		264,061	146,934

OPERATING DEBTS RECEIVABLE
Trade debtors and related accounts		73,664,378	-79,314	73,585,064	57,309,346
Other operating debt receivable		94,228,876		94,228,876	148,815,753
Subscribed capital - called but not paid

OTHER CURRENT ASSETS
Short-term financial instruments		30,061,443		30,061,443	49,773,322
Cash balances		159,215,181		159,215,181	218,897,138

OTHER ASSETS ACCRUAL
Prepaid expenses		7,074,019		7,074,019	6,165,416

TOTAL III		364,507,958	-79,314	364,428,643	481,107,909

Loan issue costs to be spread	IV	1,397,869		1,397,869	1,772,549
Loan redemption premiums	V
Realisable exchange losses	VI	3,471,864		3,471,864	3,196,860

GRAND TOTAL (I to VI)		879,171,374	-61,405,782	817,765,592	635,500,080

Annex B-4

BALANCE SHEET - LIABILITIES AND EQUITY

			2016	2015

CAPITAL AND RESERVES
Capital	(of which paid up :	1,599,456)	1,599,456	1,561,772
Premiums on shares issued, mergers, contributions			283,545,305	263,934,241
Revaluation reserve
Legal reserve			156,177	152,257
Statutory or contractual reserves
Tax-regulated reserves			13,966,546	13,966,546
Other reserve
Profit or loss carried forward			132,398,240	71,676,771
PROFIT OR LOSS for the financial year			55,308,222	60,721,469
Investment grants
Tax-regulated provisions

		TOTAL I	486,973,947	412,013,056

OTHER PRIVATE FUNDS
Proceeds from issues of equity instruments
Conditional advances

		TOTAL II	0	0

PROVISIONS FOR LIABILITIES AND CHARGES
Provisions for contingent liabilities			3,698,864	3,221,775
Provisions for charges

		TOTAL III	3,698,864	3,221,775

DEBTS PAYABLE
Convertible debenture loans
Other debenture loans
Financing from financial institutions			74,550,027	14,052,104
Other financing			148,011,915	133,292,276
Payments on account received on orders in progress
Trade creditors and related accounts			43,297,229	28,869,564
Tax and social security debts payable			37,031,915	32,231,176
Creditors for fixed assets and related accounts			5,807,742	2,754,980
Other debts payable			7,618,878	8,586,529

OTHER LIABILITIES ACCRUAL
Deferred income			317,144

		TOTAL IV	316,634,848	219,786,629

Realisable exchange gains		V	10,457,933	478,620

Annex B-5

GRAND TOTAL (I to V)	817,765,592	635,500,080

Annex B-6

NOTES TO THE ACCOUNTS

The notes presented hereafter are part of the financial statements prepared for the year ending 31 December 2016
The fiscal year is for a 12 months period, from 01/01/2016 to 31/12/2016.

The notes or tables below are part of the annual financial statements:

1.	Accounting principles and methods

2.	Balance sheet information

2.1	Fixed assets and depreciation
2.2    Provisions details
2.3    Maturities of receivables and liabilities
2.4    Other intercompany balance sheet accounts
2.5    Accrued income
2.6 Accrued expenses
2.7     Prepaid expenses and income
2.8 Share capital
2.9    Changes in equity
2.10 Translation difference on receivables and liabilities labelled in foreign currency
3. Income statement information

3.1	Revenue breakdown

3.2	Income taxes details

3.3	Other intercompany income statement accounts
3.4    Extraordinary income and expenses
4. Financial commitments and additional information

4.1	Financial commitments

4.2	Increase and decrease in future tax liabilities
4.3 Compensation allocated to members of the Board of Directors, Management Board, and Supervisory Board
4.4 Workforce
4.5 Retirement obligations
4.6 Employment tax credit
4.7 List of subsidiaries and percentage of ownership

Annex B-7

Part 1 - Accounting principles and methods

The financial statements for the past fiscal year were drafted and presented in accordance with the accounting rules and the principles established by Article 121-1 to 121-5 et seq. of the 2014 French General Accounting Plan.

The accounting conventions were applied in accordance with several French regulatory sources including the French Commercial Code, the Accounting Decree of 11/29/83, as well as ANC Regulation 2015-06 concerning the redrafting of the general accounting plan applicable at the closing of the fiscal year.

The main accounting methods applied when preparing the financial statements are presented below. These methods have been continuously applied at the end of the current and previous fiscal years based on the going concern principle.
The basic method selected to evaluate the accounting items is the historic cost method.

1.1.     Rules and methods of evaluation

1.1.1	Intangible assets

Acquired intangible assets are recorded on the balance sheet at their cost of acquisition or their contribution value, less cumulated amortisation and impairment expenses. When their useful life is definite, the cost of the intangible assets, less their remaining value, as applicable, is depreciated over the anticipated period of use by the Company. This period is determined on a case-by-case basis according to the nature and characteristics of the elements included in this section. When their useful life is indefinite, the intangible assets are not depreciated but are subjected to systematic annual impairment testing.
The software is depreciated on a pro-rata basis between 1 and 5 years.

1.1.2	Goodwill

The Company goodwill comes from:

•	2,958,983 Euros technical loss recorded when cancelling the AdQuantic SAS company shares on 15 August 2014 in exchange of the contribution received during the merger.

Annex B-8

•	4,607,675 Euros technical loss recorded when cancelling the Monsieur Drive SAS company shares on 3 November 2016 in exchange of the contribution received during the merger.

Goodwill is accounted for at its cost of acquisition. It is not amortised but instead subject to an impairment test. In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss

1.1.3	Tangible fixed assets

Tangible fixed assets are accounted for at their acquisition cost (purchase price and accessory costs, excluding acquisition expenses for fixed assets) less cumulative depreciation.

Depreciation is calculated on a straight line basis over the assets estimated useful lives.

-	Fixtures and fittings	8 to 10 years
-	Office and computer equipment	1 to 3 years
-	Miscellaneous equipment	5 years

1.1.4	Other financial investments

The gross value is represented by the cost of purchase, excluding accessory costs. When the fair value is less than the carrying value, depreciation expense is recorded for the amount of the difference.

1.1.5	Receivables

Receivables are accounted for at their nominal value and current asset allowance is recorded when the fair value of the asset is less than the carrying value.

1.1.6	Cash and cash equivalents

Cash and cash equivalents include cash, bank deposits, and other highly liquid short-term investments with initial maturity dates of less than or equal to three months. The bank overdrafts are shown in the current liabilities section of the balance sheet under "loans and financial liabilities."

Annex B-9

1.1.7    Capital increase related cost

Capital increase related cost is offset against paid-in capital according to the preferential method on a one-time basis, net of taxes.

1.1.8	Financial liabilities

The financial liabilities include loans and other interest-bearing liabilities.

1.1.9	Provisions for risks and charges

Provisions are recorded when there is an obligation to a third party for which an outflow of resources to this third party is probable or certain without expecting at least equivalent consideration from this third party. This obligation may be legal, regulatory, or contractual or it may arise from the company's practices. The estimated amount of provisions corresponds to the outflow of resources that the company is likely to support to fulfil its obligation.

The provisions for risks and charges are comprised of provisions for corporate and tax risks, among others.

1.1.10	Accounts payable

Trade payables and related accounts are assessed at their nominal value.

1.1.11	Currency operations

Currency expenses and income are recorded at their exchange value as of the transaction date.

Currency liabilities, receivables, and liquidity are recorded on the balance sheet at their exchange value in effect at the end of the fiscal year. The difference resulting from the discounting of the currency liabilities and receivables at this last rate is indicated on the balance sheet as the "translation difference."

Unrealized exchange losses are covered by a provision for risks as required by French GAAP.

Annex B-10

1.1.12    Revenue

The revenue primarily comes from advertising services. These services consist of displaying personalized advertising banners referring to the merchant site of the advertisement. Each banner is created in real time and is personalized to the user based on his/her browsing history.

This user personalization optimizes the click through rate (CTR) and advertisers are billed at the cost per click (CPC). Revenue is recorded when the end user clicks on the customized banner displayed by Criteo.

The other income essentially includes the performance of services and other revenue billed to the subsidiaries of the group.

1.1.13	Research & development costs

The total research and development costs and expenses recorded for the fiscal year amounted to 86,064,736 euros.

1.1.14	Extraordinary profit or loss

The extraordinary profit or loss represents the income or expenses associated with events or transactions that are clearly separate from the company's ordinary activities that are not expected to reoccur on a frequent or regular basis.

1.1.15	Financing implementation costs

The costs for implementing financing or opening credit lines are spread over the duration of the contracts.

1.1.16	Tax consolidation

Criteo SA is the parent company of a tax group including, since 1 January 2011, the company Criteo France SAS located at 32 rue Blanche 75009 PARIS.

The subsidiaries accounted for their tax expenses as if there was no consolidation. The parent company records its taxes to reflect the tax savings generated by the consolidation.

Annex B-11

1.2	Significant events

1.2.1	Acquisitions

On May 31, 2016, Criteo acquired all of the outstanding shares of Monsieur Drive SAS. (“Monsieur Drive”), a Paris-based company building advertising products for the consumer packaged goods vertical.
The total consideration paid was $5.1 million (€4.6 million) for the acquisition of the shares, financed by available cash resources at the acquisition date.
1.2.2    Financing

On 20 October 2016, a $75.0 million drawdown (€68.3 million ) was made on the €250-million multi-currency revolving credit line entered into on September 24, 2015, for the acquisition of HookLogic Inc. shares.

1.2.3	New subsidiairies opening

Opening of Criteo India Pvt Ltd (India)
This subsidiary is 100% owned and controlled by the Group. Although being immaterial to the Group financial statements, this subsidiary has been consolidated.

Opening of Criteo Finance S.A.S (France)
This subsidiary is 100% owned and controlled by the Group. Although being immaterial to the Group financial statements, this subsidiary has been consolidated. The purpose of this subsidiary is to improve customers’ level of service by centralizing customer invoicing and related payment processing as well as enabling the implementation of centralized cash management, including cash and currency risk management.

1.3    Subsequent events

No events occurred after year-end that would likely have a material impact on the company's consolidated financial position.

Annex B-12

Part 2 – Balance sheet information

2.1	Fixed assets and depreciation

Changes in fixed assets and depreciation are reported in the tables below:

GROSS VALUES	As of 01/01/16	Acquisitions	Merger Mr Drive	Transfers	Assignments	As of 31/12/16

Intangible assets
Concessions, Patents	26,121,443	7,994,681	1,005	40,817	539,677	33,618,268
Goodwill	2,958,983	4,607,676				7,566,658
Other tangible fixed assets		699,396		-35,517		663,879
	29,080,426	13,301,752	1,005	5,300	539,677	41,848,806

Tangible fixed assets
General equipment, fixtures, and fittings	1,967,523	545,521	3,500	200,505		2,717,048
Office and computer equipment, furniture	54,321,316	22,329,421	29,021	305,501	848,060	76,137,199
Assets under construction	1,667,267	438,359		-606,798		1,498,828
Advance payments and deposits				95,492		95,492
	57,956,106	23,313,300	32,521	-5,300	848,060	80,448,567

Other financial assets
Other financial investments	93,490,775	548,432				94,039,207
Loans and other financial	6,859,556	286,569,032	28,515			293,457,103
	100,350,331	287,117,464	28,515	—	—	387,496,310
			(*)
TOTAL	187,386,862	323,732,516	62,041	—	1,387,736	509,793,682
(*) Variance related to Mr Drive company transaction is discussed in paragraph of 1.2.1 of the notes of the account.

Annex B-13

DEPRECIATION	As of 01/01/16	Increases	Merger Mr Drive	Decreases	As of 31/12/16

Intangible assets
Concessions, Patents	11,901,085	6,773,602	224	539,677	18,135,234
	11,901,085	6,773,602	224	539,677	18,135,234

Tangible fixed assets
General equipment, fixtures, and	484,642	387,005	677		872,323
Office and computer equipment, furniture	25,578,374	17,565,201	7,542	832,207	42,318,910
Assets under construction	-				-
	26,063,016	17,952,206	8,219	832,207	43,191,233

TOTAL	37,964,101	24,725,808	8,443	1,371,884	61,326,467

Movements during the fiscal year affecting deferrals over several fiscal years	Net amount at beginning of fiscal year	Increases		Depreciation and amortization	Net amount at end of fiscal year
Expenses to be deferred over several fiscal years	1,772,549			374,680	1,397,869

Annex B-14

2.2    Provisions details

The changes in provisions are reported below:

	As of 01/01/16	Allocations for the fiscal year	Merger Mr Drive	Reversals for the fiscal year	As of 31/12/16
Provisions for risks and charges
Provisions for disputes	25,000	200,000		0	225,000
Provisions for guarantees given to customers					0
Provisions for losses on futures markets					0
Provisions for fines and penalties					0
Provisions for exchange losses	3,196,775	3,471,864		3,196,775	3,471,864
Provisions for pensions and similar obligations					0
Provisions for taxes					0
Provisions for renewal of fixed assets					0
Provisions for major repairs					0
Provisions for social security and tax charges on paid vacation					0
Other provisions for risks and charges			2,000		2,000
Total	3,221,775	3,671,864	2,000	3,196,775	3,698,864
Depreciation and amortisation
On intangible assets					0
On tangible assets					0
On equity-method investments					0
On equity interests					0
On other financial investments					0
On inventory and work in progress					0
On accounts receivable	19,500	88,921		29,106	79,315
Other depreciation					0
Total	19,500	88,921	0	29,106	79,315
GENERAL TOTAL	3,241,275	3,760,785	2,000	3,225,881	3,778,179
operating		88,921		29,106
financial		3,471,864		3,196,775
extraordinary		200,000		0

Annex B-15

2.3    Maturities of receivables and liabilities

2.3.1    Maturity of receivables

Receivables	Gross amount	Less than one year	More than 1 year
Loans	284,398,180		284,398,180
Other financial investments	9,058,922	8,241,381	817,542
Doubtful or disputed receivables	18,655	18,655
Other trade receivables	73,645,723	73,645,723
Other social security receivables	41,315	41,315
Income taxes	4,855,737	4,855,737
Value-added tax	16,905,255	16,905,255
Other taxes, duties, and social security payments	2,286,752	2,286,752
Group and partners	68,960,549	68,960,549
Sundry debtors	1,179,269	1,179,269
Prepaid expenses	7,074,019	5,907,236	1,166,783
TOTAL	468,424,376	182,041,871	286,382,505
Amount of loans granted during fiscal year	284,398,180

2.3.2    Maturity of liabilities

Annex B-16

Statement of liabilities	Gross amount	Less than one year	From 1 to 5 years	More than 5 years
Loans, debts, and credit with a maximum 1 year maturity	648,507	648,507
Loans, debts, and credit with more than 1 year maturity	73,901,520	650,000	73,251,520
Miscellaneous loans and financial liabilities	513,910	424,150	89,760	-
Trade payables and related accounts	43,297,229	43,297,229
Personnel and related accounts	10,859,127	10,859,127
Social security and other social bodies	13,213,513	13,213,513
Income taxes	5,678,452	5,678,452
Value-added tax	6,027,489	6,027,489
Other taxes, duties, and related	1,253,333	1,253,333
Debts on fixed assets and related accounts payable	5,807,742	5,807,742
Group and partners	147,498,005	147,498,005
Other liabilities	7,618,878	1,892,771	5,726,107
Prepaid income	317,144	317,144	-
TOTAL	316,634,848	237,567,462	79,067,387	-
Loans obtained during the fiscal year	71,150,745
Loans repaid during the fiscal year	(1,671,921)
Loans, debts contracted with partners

Annex B-17

2.4    Other intercompany balance sheet accounts

Other intercompany balance sheet accounts	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10% own	Less than 10 % own
Subscribed capital called but unpaid
Intangible assets
Advance payments and deposits
Tangible fixed assets
Advance payments and deposits
Other financial assets
Holdings	94,039,207
Receivables attached to holdings
Loans	284 398,180
Other equity investments
Other financial investments
Total fixed assets	378 437,387	0	0
Advance payments on orders
Receivables
Trade and other receivables	62 259,207
Other receivables	68 965,205
Subscribed capital called but unpaid
Total receivables	131 224,412	0	0
Marketable securities
Cash and cash equivalents
Liabilities
Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions
Miscellaneous loans and financial liabilities	147 498,005
Advances and deposits received on current orders
Trade payables and related accounts	18 464,853
Debts on fixed assets and related accounts payable
Other liabilities	252,275
Total liabilities	166 215,133	0	0

Transactions between related parties are concluded under normal market conditions. Therefore, they do not require additional information as referred to in Article R.123-198 11.

Annex B-18

2.5    Accrued income

Accrued income in the following items of the balance sheet	31/12/16	31/12/15
Intercompany AR
Other equity investments
Loans
Other financial investments
Trade and other receivables	13,359,812	5,838,019
Other receivables	248,629	2,450,619
Marketable securities
Cash and cash equivalents	269,492	306,909
Total	13,877,933	8,595,547

2.6    Accrued expenses

Accrued expenses included in the following items of the balance sheet	31/12/16	31/12/15
Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions	262,460	9,046
Miscellaneous loans and financial liabilities
Trade payables and related accounts	19,922,072	11,913,440
Tax and social security liabilities	19,978,709	22,473,159
Debts on fixed assets and related accounts payable	1,332,818	2,276,015
Other liabilities	473,062	579,802
Total	41,969,121	37,251,462

2.7    Prepaid expenses and income

Annex B-19

Prepaid income	31/12/16	31/12/15
Operating income	317,144
Financial income
Extraordinary income
Total	317,144	—

Prepaid expenses	31/12/16	31/12/15
Operating expenses	7,074,019	6,165,416
Financial expenses
Extraordinary expenses
Total	7,074,019	6,165,416

Annex B-20

2.8    Share capital

Different categories of securities	Nominal value		Number of securities
	At start of fiscal year	At end of fiscal year	At start of fiscal year	Created	Reimbursed	At end of fiscal year
Ordinary shares	0.025	0.025	62,470,881	1,507,323		63,978,204

Share capital consisted of 62,470,881 shares with a nominal value of 0.025 Euros; the share capital amounted to 1,599,455 Euros.

Share Options Plans and Employee Warrants Grants (BSPCE)

The Board of Directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:

•	Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010 (“Plan 2”);

•
1,584,000 Share Options, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1,584,000 share options until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 share options or BSPCE (“Plan 3”);

•	Issuance of 361,118 BSPCE, granted to Criteo co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•
2,800,000 BSPCE or Share Options (Options de Souscription d'Actions or “OSA”), authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 share options or BSPCE (“Plan 5”);

•	1,654,290 BSPCE or Share Options, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 share options or BSPCE (“Plan 6”).

•	6,627,237 BSPCE or Share Options, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 share options or BSPCE (“Plan 7”).

Annex B-21

•
9,935,710 Share Options, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 share options (“Plan 8”). The Board of Directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of the Management, subject to the achievement of internal performance objectives and presence condition.

•
4,600,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 BSAs (any BSA granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon exercise of the BSPCE or OSA, or the vesting of an RSU, we offer beneficiaries newly issued ordinary shares of the Parent.

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:

•	up to one third (1/3) of the BSPCE on the first anniversary of the date of grant;

•	up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the date of grant, and this during twenty-four (24) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

For the Plan 3 amended to Plan 9, the vesting schedule is as follows:

•	up to one fourth (1/4) of the BSPCE/share options on the first anniversary of the date of grant;

•	up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

The vesting schedule for the RSUs is as follows:

•	50% at the expiration of a two year period;

•	6.25% at the expiration of each quarter following the first two years-period during twenty four (24) months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Annex B-22

Details of BSPCE / OSA / RSU plans

	Plans 1 & 2	Plan 3	Plan 4	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9
Dates of grant (Boards of Directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	April 23, 2010	Nov 18, 2011 - May 22, 2012	Oct 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014 - June 28, 2016		July 28, 2016 - Nov 9, 2016
Vesting period	3 years	3 - 4 years	—	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	—	10 years	—
Expected option life	8 years	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	—	6 years	—
Number of options granted	1,819,120	4,289,940	361,118	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262	147,400	1,153,383
Type : Share Option (S.O. / BSPCE / RSU	BSPCE	BSCPCE & S.O	BSPCE	BSCPCE & S.O	BSPCE	BSPCE & S.O	BSCPCE & S.O	S.O	RSU	S.O	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1
Exercice price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 2,1	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - € 47,47	—	€ 38,2	—
Performance conditions	No	Yes (A)	No	No	Yes (B)	No	No	No	Yes (C)	No	Yes (D)
(1)  Based on similar listed entities.
(2)  Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) Options subject to performance condition: Among the 960,000 share options granted in April 7, 2011, 180,000 are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.
(B)  On October 25, 2012, the Board of Directors of the Parent also granted a total of 257,688 BSPCE to our co-founders. The conditions of exercise of these BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, we determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
(C)  On October 29, 2015, the Board of Directors of the Parent also granted a total of 337,960 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2015, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion. This assumption was confirmed in 2016. On January 29, 2016, the Board of Directors of the Parent granted a total of 33,010 RSUs to members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.
(D)  On July 28, 2016, the Board of Directors of the Parent granted a total of 195,250 RSUs to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Annex B-23

Change in Number of BSPCE / OSA / RSU

	Plans 1 & 2	Plan 3	Plan 4	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	RSUs	Total
Balance at January 1, 2014	1,134,737	2,333,763	361,118	1,929,299	1,204,248	1,555,144	—	—	—	8,518,309
Granted	—	—	—	—	—	749,330	2,267,774	—	—	3,017,104
Exercised	(930,660)	(1,315,733)	(273,559)	(337,352)	(271,520)	(47,019)	—	—	—	(3,175,843)
Forfeited	—	(82,439)	—	(407,222)	(42,928)	(440,320)	(30,820)	—	—	(1,003,729)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2014	204,077	935,591	87,559	1,184,725	889,800	1,817,135	2,236,954	—	—	7,355,841
Granted	—	—	—	—	—	—	1,621,734	—	1,103,405	2,725,139
Exercised	(116,520)	(449,069)	(87,559)	(343,021)	(156,801)	(310,827)	(69,819)	—	—	(1,533,616)
Forfeited	—	(148,864)	—	(22,357)	(40,068)	(218,730)	(466,086)	—	(7,820)	(903,925)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2015	87,557	337,658	—	819,347	692,931	1,287,578	3,322,783	—	1,095,585	7,643,439
Granted	—	—	—	—	—	—	429,043	147,400	2,584,240	3,160,683
Exercised	(33,403)	(162,265)	—	(310,236)	(281,166)	(383,127)	(300,126)	—	—	(1,470,323)
Forfeited	—	300	—	3,956	(12,324)	(153,923)	(508,866)	(23,025)	(436,546)	(1,130,428)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2016	54,154	175,693	—	513,067	399,441	750,528	2,942,834	124,375	3,243,279	8,203,371

Breakdown of the Closing Balance

	Plans 1 & 2	Plan 3	Plan 4	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	RSUs	Total
Balance at December 31, 2014
Number outstanding	204,077	935,591	87,559	1,184,725	889,800	1,817,135	2,236,954	—	—	7,355,841
Weighted-average exercise price	€ 1,08	€ 2,08	€ 2,10	€ 5,95	€ 9,81	€ 18,29	€ 23,40	—	—	€ 14,10
Number exercisable	204,077	883,399	87,559	730,371	362,778	394,785	—	—	—	2,662,967
Weighted-average exercise price	€ 1,08	€ 1,94	€ 2,10	€ 5,95	€ 9,58	€ 14,02	—	—	—	€ 5,81
Weighted-average remaining contractual life	4,6 years	5,8 years	5,3 years	7,3 years	8,1 years	8,9 years	9,6 years	—	—	8,2 years
Balance at December 31, 2015
Number outstanding	87,557	337,658	—	819,347	692,931	1,287,578	3,322,783	—	1,095,585	7,643,439
Weighted-average exercise price	€ 1,41	€ 3,14	—	€ 5,95	€ 9,75	€ 17,97	€ 30,50	—	—	€ 20,97
Number exercisable	87,557	337,658	—	713,165	420,228	564,034	521,578	—	—	2,644,220
Weighted-average exercise price	€ 1,41	€ 3,14	—	€ 5,95	€ 9,58	€ 17,24	€ 23,32	—	—	€ 11,85
Weighted-average remaining contractual life	3,6 years	4,8 years	—	6,3 years	7,1 years	7,9 years	8,9 years	—	—	7,9 years
Balance at December 31, 2016
Number outstanding	54,154	175,693	—	513,067	399,441	750,528	2,932,374	93,875	3,284,239	8,203,371
Weighted-average exercise price	€ 1,24	€ 3,29	—	€ 5,95	€ 9,77	€ 18,13	€ 31,32	€ 38,20	—	€ 23,92
Number exercisable	54,154	175,693	—	513,067	325,596	504,262	1,135,634	—	—	2,708,406
Weighted-average exercise price	€ 1,24€	€ 3,29	—	€ 5,95	€ 9,66	€ 17,94	€ 28,96	—	—	€ 17,73
Weighted-average remaining contractual life	2,9 years	3,8 years	—	5,3 years	6,1 years	6,9 years	7,9 years	9,6 years	—	6,9 years

Annex B-24

Non-Employee Warrants (Bons de Souscription d’Actions or BSA)

In addition to the RSUs, share options and BSPCE grants, the shareholders of the Parent also authorized the grant of non-employee warrants or Bons de Souscription d’Actions (“BSA”), as indicated below:

•
Plan A : up to one-eight (1/8) at the expiration of each quarter following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan B : up to one third (1/3) of the non-employee warrants on the first anniversary of the date of grant; then up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during twenty-four (24) months thereafter; and at the latest within ten (10) years as from the date of grant.

•
Plan C : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months, and at the latest within ten (10) years as from the date of grant.

•
Plan D (member of the advisory board) : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan D (not member of the advisory board) : one-third (1/3) at the date of grant; one third (1/3) at the first anniversary of the date of grant; one third (1/3) at the second anniversary of the date of grant; and at the latest within ten (10) years as from the date of grant.

•
Plans E and F : up to one fourth (1/4) of the non-employee warrants on the first anniversary of the date of grant; up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and at the latest within ten (10) years from the date of grant.

Upon exercise of the non-employee warrants, we offer settlement of the warrants in newly issued ordinary shares of the Parent.

Annex B-25

Details of Non-Employee warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F
Dates of grant (Boards of Directors)	Nov 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Oct 27, 2016
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years
Expected warrant life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years
Number of warrants granted	231,792	277,200	192,000	125,784	38,070	48,655
Share entitlement per warrant	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 14,55
Exercise price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 35,41
Performance conditions	No	Yes(A)	No	No	No	No

(1) Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) All the performance conditions were achieved during the period ended December 31, 2010.

Changes in Number of Non-Employee Warrants

BSA
Balance at January 1, 2014	542,148
Granted	5,040
Exercised	(345,780)
Forfeited	(2,000)
Expired	0
Balance at December 31, 2014	199,408
Granted	38,070
Exercised	(34,568)
Forfeited	(48,000)
Expired	0
Balance at December 31, 2015	154,910
Granted	48,655
Exercised	(37,000)
Forfeited	21,560
Expired	0
Balance at December 31, 2016	188,125

Annex B-26

Breakdown of the Closing Balance

	December 31, 2014	December 31, 2015	December 31, 2016
Number outstanding	199,408	154,910	188,125
Weighted-average exercise price	€ 7,54	€ 15,72	€ 19,04
Number exercisable	155,609	117,783	117,096
Weighted-average exercise price	€ 6,88	€ 8,49	€ 11,73
Weighted-average remaining contractual life	7,5 years	7,4 years	7,3 years

2.9    Changes in equity

Equity at closing of fiscal year N-1 before allocations	351,291,588
Equity at opening of fiscal year N	412,013,057
Contributions received with retroactive effect to the opening of the fiscal year
Equity at opening of fiscal year after retroactive contributions	412,013,057
Changes in the share capital	37,684
Changes in the operator account
Changes in issue, merger, contribution premiums, etc.	19,611,064
Changes in revaluation differences
Changes in legal, statutory, contractual, and other reserves	3,920
Changes in regulated reserves
Changes in retained earnings
Changes in investment grants and regulated provisions
- Allocation of profit N-1 to equity (excluding distribution)
Changes during the fiscal year	19,652,667
Equity at the end of the fiscal year before earnings	431,665,724
Earnings for the fiscal year	55,308,222
Equity at the end of the fiscal year after earnings and before the general shareholders' meeting	486,973,947

2.10    Translation difference on receivables and liabilities denominated in foreign currency

Annex B-27

Nature of variances	Assets Amount	Difference offset by currency rate hedge	Provision for exchange loss	Amount of Liabilities
	As of 31/12/2016			As of 31/12/2016
On other non-financial assets
On other financial assets
On receivables	598,852		598,852	647,270
On financial liabilities	2,820,792		2,820,792	9,752,383
On accounts payable	52,220		52,220	58,280
On fixed asset liabilities
Total	3,471,864	—	3,471,864	10,457,933

Annex B-28

Part 3 – Income statement information

3.1    Revenue breakdown

	France	Abroad	Total
Sales of finished products			—
Sales of intermediate products			—
Sales of residual products			—
Work			—
Studies			—
Performance of services		66,595,983	66,595,983
Sales of goods			—
Income from related activities	2,624,857	1,006,638	3,631,495
Total	2,624,857	67,602,621	70,227,478

3.2    Income taxes detail

	Before taxes	Corresponding taxes	After taxes
* Earnings before tax	56,133,209	- 278,949	56,412,158
+ Extraordinary profit or loss	- 21,755		- 21,755
- Employee profit sharing	- 1,082,181		- 1,082,181
Accounting result	55,029,273	- 278,949	55,308,222

The indicated tax amount corresponds to the sum of the following items:

•	Income taxes: 15,707,795 Euros

•	Research tax credit: - 4,463,818 Euros

Annex B-29

•	Tax consolidation income - 11,522,926 Euros

3.3    Other intercompany income statement accounts

Other intercompany income statement accounts	Intercompany balance from entities		Other intercompany bills of exchange receivables and payables
	More than 10 % owned	Less than 10 % owned
Financial expenses
	—
Total Expenses	—	0
Financial income
	4,377,790
Total Income	4,377,790	0	0

3.4    Extraordinary income and expenses

Extraordinary income	Amount
Early termination penalties Income from assignments of assigned tangible assets	162,208 57,500
Total	219,708

Extraordinary expenses	Amount
Penalties and fines	25,611
Book values of assigned tangible fixed assets	15,852
Depreciation, amortization, and exceptional provisions	200,000
Total	241,463

Annex B-30

Part 4 – Financial commitments and additional information

4.1    Financial commitments

Commitments given	Amount
Discounted bills not due
Endorsements, bonds, and guarantees
Movable property lease commitments	94,390
Real estate lease commitments
Commitments regarding pensions, retirement, and similar obligations	2,707,522
Other commitments given	52,132,368
Stand alone bank guarantee	5,628,000
Total (1)	60,562,280
(1) Including:	0
- managers	0
- subsidiaries	0
- holdings	0
- affiliated companies	0
Commitments backed by collateral	0

Commitments received	Amount
Other commitments received	1,872,412
Total	1,872,412

Reciprocal commitments	Amount

Total

The other commitments indicated primarily include future minimum payments on real estate, hosting, and other non-cancellable commitments.

Annex B-31

4.2    Increases and reductions in future tax liabilities

Increases in future tax liabilities	Amount
Regulated provisions:
- Accelerated depreciation
- Provisions for price increases
- Provisions for price fluctuation
Other:
- 2016 unrealized exchange loss	538,139
Total	538,139

Decreases in future tax liabilities	Amount
Provisions not deductible for their accounting year:
- Provisions for paid vacation
- Employee profit sharing	169,716
Other:
- C3S 2016	86,399
- 2016 construction effort	38,421
- Provision for 2016 exchange loss	538,139
- 2016 unrealized exchange loss	1,620,980
Total	2,453,654

4.3    Compensation allocated to members of the Board of Directors, Management Board, and Supervisory Board

The compensation of managers by category is not provided because it could be used to identify the situation of a given member of the governing bodies. In 2016, 1,813,205 Euros were paid to the Company's directors as attendance fees.
In accordance with the legislation in force, no advances or credits were granted to the Company Executives or Corporate Officers.
Retirement pensions and similar benefit obligations for executives and officers came to 175,000 euros at 31 December 2016.

Annex B-32

4.4    Workforce

as of 31 December 2016
Executives	710
Supervisors and technicians
Employees
Workers
Total	710

4.5    Retirement obligations

Commitments related to retirement benefits were estimated on 31 December 2016 using the retrospective method. This method takes into account the current age and seniority of each employee, their life expectancy until 65 years of age, and the probability of their remaining with the company at that age.

The selected scale concerning the number of months of compensation pay is the scale from the SYNTEC collective bargaining agreement; the amount of retirement benefits is equal to one month per year in the company, plus 1/5 of a month starting from the 6th year.

The calculation is estimated using the compensation paid in 2016 and takes into account a rotation rate by age segment of between 0% and 8%, a discount rate of 1.90%, a wage revaluation rate of 5%, and a social security contribution rate of 49%.

4.6 Employment tax credit

The purpose of the ETC is to fund improvements in the competitiveness of companies. For the past calendar year, we received a tax credit of 296,265 Euros, which we primarily allocated to efforts involving:

Annex B-33

Description of efforts	Amount
- investment - research - innovation - training - recruitment - new market prospecting - ecological and energy transition - reconstitution of working capital	296,265
Total	296,265

It therefore did not allow us to finance an increase in the amount of benefits distributed or increase the compensation of the managers.

1
4.7    List of subsidiaries and percentage of ownership

	Capital	Equity (excluding capital) before allocation result 2016	% held at the end of the fiscal year	Result
	(Euros)	(Euros)		(Euros)

Criteo France (France)	1,207,476	48,829,722	100%	7,563,701
Criteo Ltd (RU)	116,798	2,609,448	100%	2,554,715
Criteo GmbH (Germany)	25,000	11,777,764	100%	6,345,781
Criteo BV (Netherlands)	100,000	5,671,886	100%	2,919,249
Criteo Corp (USA)	79,016,673	(-) 28,121,792	100%	9,104,053
Criteo Do Brazil Desenvolvimento De Serviços De Internet LTDA (Brasil)	131,176	(-) 15,428,632	99%	4,726,839
Criteo Australie PTY (Australia)	69	(-) 1,574,573	100%	(-) 1,243,110
Criteo KK (Japan)	89,141	11,963,604	66%	13,784,177
Criteo SRL (Italy)	20,000	1,184,144	100%	3,087,881

Annex B-34

Criteo Singapore PTE Ltd (Singapore)	7,659	(-) 4,685,704	100%	(-) 5,405,297
Criteo LLC (Russia)	157	1,550,333	100%	740,227
Criteo Espana S.L. (Spain – Madrid)	3,000	628,588	100%	1,864,906
Criteo Europa MM S.L. (Spain – Barcelona)	3,000	(-) 84 022	100%	553,461
CRITEO MEA FZ LLC	12,770	653,658	100%	1,085,781
(Dubaï)
Criteo Reklmacilik Hzimztleri ve Ticaret AS (Turkey)	251,639	(-) 230,015	100%	849,806
Criteo Canada Corp. (Canada)	1	917,260	100%	228,519
Criteo Finance SAS (France)	10,000		100%	(-) 37
Criteo India Private Limited (India)	558,710		99%	88,084

Annex B-35

ANNEX C
IFRS CONSOLIDATED FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the resolutions included in this Annex C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

Consolidated Financial Statements
for the year ending December 31, 2016

Annex C-1

Annex C-2

CONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros)	Notes	December 31, 2014	December 31, 2015	December 31, 2016

Revenue	6	745,081	1,193,414	1,627,291
Traffic acquisition costs	7	(441,427)	(711,755)	(967,043)
Other cost of revenue	7	(36,150)	(56,100)	(77,061)
Gross Profit		267,504	425,559	583,187
Research and development expenses	7/8	(45,293)	(78,313)	(111,845)
Sales and operations expenses	7/8	(133,393)	(206,325)	(255,539)
General and administrative expenses	7/8	(48,788)	(71,386)	(106,177)
Income from Operations		40,030	69,535	109,626
Financial income (expense)	10	8,587	(4,094)	(494)
Income before taxes		48,617	65,441	109,132
Provision for income taxes	11	(13,253)	(8,689)	(29,963)
Net income		35,364	56,752	79,168
- Available to shareholders of Criteo S.A.		34,354	54,296	74,599
- Available to non-controlling interests		1,010	2,456	4,569

Basic earnings per share (in € per share)	21	0.58	0.88	1.18
Diluted earnings per share (in € per share)	21	0.55	0.84	1.14

The accompanying notes form an integral part of these consolidated financial statements.

Annex C-3

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016

Net income	35,364	56,752	79,168
Foreign currency translation differences, net of taxes	3,376	7,014	3,486
- Foreign currency translation differences	3,376	7,014	3,486
- Income tax effect	—	—	—
Actuarial (losses) gains on employee benefits, net of taxes	328	95	(1,020)
- Actuarial (losses) gains on employee benefits	386	115	(1,206)
- Income tax effect	(58)	(20)	188
Financial instruments, net of taxes	—	—	—
- Fair value change on financial instruments	—	—	—
- Income tax effect	—	—	—
Comprehensive income	39,068	63,861	81,634
- Available to shareholders of Criteo S.A.	38,102	61,185	76,919
- Available to non-controlling interests	966	2,676	4,715

The accompanying notes form an integral part of these consolidated financial statements.

Annex C-4

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands of euros)	Notes	December 31, 2014	December 31, 2015	December 31, 2016
Goodwill	13	22,944	38,553	198,670
Intangible assets	14	10,560	15,126	97,657
Property, plant and equipment	15	43,027	75,762	103,008
Non-current financial assets	16	9,494	15,784	16,155
Deferred tax assets	11	7,113	18,432	28,907
TOTAL NON-CURRENT ASSETS		93,138	163,657	444,397
Trade receivables	17	158,633	240,264	376,862
Current tax assets	11	2,883	2,500	2,606
Other current assets	18	21,021	41,944	68,792
Cash and cash equivalents	19	289,784	324,733	256,447
TOTAL CURRENT ASSETS		472,322	609,441	704,707

TOTAL ASSETS		565,459	773,098	1,149,104

(In thousands of euros)	Notes	December 31, 2014	December 31, 2015	December 31, 2016
Share capital	20	1,523	1,562	1,599
Additional paid-in capital		265,522	277,901	297,512
Currency translation adjustment		4,804	11,598	14,938
Consolidated reserves		35,302	90,997	181,669
Retained earnings		34,354	54,296	74,599
Equity - available to shareholders of Criteo S.A.		341,505	436,354	570,317
Non-controlling interests		1,433	4,315	9,245
TOTAL EQUITY		342,938	440,669	579,562
Financial liabilities - non current portion	23	4,333	3,005	73,628
Retirement benefit obligation	24	1,024	1,327	3,056
Deferred tax liabilities		946	132	654
TOTAL NON-CURRENT LIABILITIES		6,303	4,464	77,338
Financial liabilities - current portion	23	7,841	6,573	7,560
Provisions	25	1,131	614	621
Trade payables		135,557	226,304	347,016
Current tax liabilities		7,969	14,113	13,713
Other current liabilities	26	63,719	80,361	123,294
TOTAL CURRENT LIABILITIES		216,217	327,965	492,204

TOTAL EQUITY AND LIABILITIES		565,459	773,098	1,149,104

The accompanying notes form an integral part of these consolidated financial statements.

Annex C-5

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of euros)	Notes	December 31, 2014	December 31, 2015	December 31, 2016
Net income		35,364	56,752	79,168
Non-cash and non-operating items		53,931	70,867	125,812
- Amortization and provisions		25,146	42,469	56,693
- Share-based compensation expense		14,778	21,642	39,154
- Net gain (loss) on disposal of non-current assets		106	(1,918)	(73)
- Interest accrued and non-cash financial income and expenses		649	25	35
- Change in deferred taxes		(4,007)	(14,098)	(9,024)
- Income tax for the period		17,260	22,747	39,027
Change in working capital		3,516	13,022	(27,198)
- (Increase) in trade receivables		(63,064)	(75,247)	(107,679)
- Increase in trade payables		53,195	90,233	74,619
- (Increase) in other current assets		(6,021)	(21,737)	(25,710)
- Increase in other current liabilities		19,406	19,773	31,572
Income taxes paid		(5,142)	(16,960)	(39,322)
CASH FROM OPERATING ACTIVITIES		87,670	123,681	138,460
Acquisition of intangible assets, property, plant and equipment		(35,389)	(67,090)	(70,019)
Proceeds from disposal of intangible assets, property, plant and equipment		40	9	80
Payments for acquired business, net of cash acquired		(18,775)	(18,009)	(213,646)
Change in other non-current financial assets		(1,728)	(5,964)	144
CASH FROM INVESTING ACTIVITIES		(55,853)	(91,054)	(283,441)
Issuance of long-term borrowings		4,243	3,629	76,185
Repayment of borrowings (1)		(4,919)	(8,106)	(12,569)
Proceeds from capital increase		23,854	12,417	18,140
Change in other financial liabilities		205	(905)	(204)
CASH FROM FINANCING ACTIVITIES		23,383	7,035	81,552

CHANGE IN NET CASH AND CASH EQUIVALENTS		55,200	39,661	(63,429)
Net cash and cash equivalents at beginning of period	19	234,342	289,784	324,733
Effect of exchange rate changes on cash and cash equivalents		242	(4,712)	(4,857)
Net cash and cash equivalents at end of period	19	289,784	324,733	256,447
(1) Interest paid for the year ended December 31, 2016 amounted to 1,2 million of euros, and was immaterial for the year ended December 31, 2015 and 2014.
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-6

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(In thousands of euros)	Share capital	Additional paid-in capital	Currency translation adjustment	Consolidated Reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity

Balance at January 1, 2014	1,421	241,468	1,384	19,523	1,065	264,861	213	265,074
Net income	—	—	—	—	34,354	34,354	1,010	35,364
Other comprehensive income (loss)	—	—	3,420	328	—	3,748	(44)	3,704
Total comprehensive income	—	—	3,420	328	34,354	38,102	966	39,068
Allocation of net income from prior period	—	—	—	1,065	(1,065)	—	—	—
Issuance of common shares	102	24,054	—	—	—	24,156	—	24,156
Share-based compensation	—	—	—	14,523	—	14,523	255	14,778
Other changes in equity	—	—	—	(137)	—	(137)		(137)
Balance at December 31, 2014	1,523	265,522	4,804	35,302	34,354	341,505	1,433	342,938
Net income	—	—	—	—	54,296	54,296	2,456	56,752
Other comprehensive income	—	—	6,794	95	—	6,889	220	7,109
Total comprehensive income	—	—	6,794	95	54,296	61,185	2,676	63,861
Allocation of net income from prior period	—	—	—	34,354	(34,354)	—	—	—
Issuance of common shares	39	12,379	—	—	—	12,418	—	12,418
Share-based compensation	—	—	—	21,435	—	21,435	206	21,641
Other changes in equity	—	—	—	(189)	—	(189)	—	(189)
Balance at December 31, 2015	1,562	277,901	11,598	90,997	54,296	436,354	4,315	440,669
Net income	—	—	—	—	74,599	74,599	4,569	79,168
Other comprehensive income (loss)	—	—	3,340	(1,020)	—	2,320	146	2,466
Total comprehensive income	—	—	3,340	(1,020)	74,599	76,919	4,715	81,634
Allocation of net income from prior period	—	—	—	54,296	(54,296)	—	—	—
Issuance of common shares	37	19,611	—	—	—	19,648	—	19,648
Share-based compensation	—	—	—	37,430	—	37,430	215	37,645
Other changes in equity	—	—	—	(34)	—	(34)	—	(34)
Balance at December 31, 2016	1,599	297,512	14,938	181,669	74,599	570,317	9,245	579,562
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-7

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of the activity
Criteo S.A. is a société anonyme or S.A, under the laws of the French Republic. The headquarters are located at 32 rue Blanche, 75009 Paris. The Company is registered on Registre du Commerce (Trade and Companies Registry) in Paris under no. 484 786 249 RCS Paris.
Criteo S.A. is a global technology company specialized in digital performance marketing. We strive to deliver post-click sales to our advertiser clients at scale across multiple digital marketing channels, and according to the client's targeted return on investment. The Company uses its proprietary machine-learning algorithms, coupled with large volumes of granular shopping intent data and deep insights into consumer intent and purchasing habits, to price and deliver in real time highly relevant and personalized digital performance advertisements to consumers.
The Consolidated Financial Statements as of December 31, 2016 have been prepared under the responsibility of Criteo S.A.’s management. The Consolidated Financial Statements were authorized for issuance by the Board of Directors of Criteo S.A. on March 1, 2017 and will be approved by the General Meeting on June 28, 2017.
All amounts are expressed in thousands of euros, unless stated otherwise.
In these notes, Criteo S.A. is referred to as the Parent company and together with its subsidiaries, collectively, as "Criteo," the Company "or" the Group".

Annex C-8

Note 2 – Basis of preparation
The Consolidated Financial Statements have been prepared assuming a going concern and using the historical cost principle with the exception of certain assets and liabilities that are measured at fair value in accordance with IFRS. The categories concerned are detailed in the following notes.
In application of the 1606/2002 regulation adopted by the European Parliament and the European Council, the Consolidated Financial Statements have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as endorsed by the European Union issued by the International Accounting Standard Board (“IASB”) and whose application is mandatory for the year ending December 31, 2016. Furthermore, regarding its mandatory compliance as a NASDAQ listed company and under the Securities Exchange Act of 1934, the Group publishes consolidated financial statements in accordance with the applicable accounting standards in the United States.
The set of texts adopted by the European Union is available on the web site of the European Commission : http://ec.europa.eu/internal_market/accounting/ias/index_fr.htm.

Standards and amendments applicable from January 1, 2016

The following new standards and amendments have been adopted by Criteo from January 1, 2016 but have had no material impact on the Company’s consolidated financial statements:

•	Amendment to IAS 1, Disclosure initiative (12/2014)

•	Amendments to IAS 16 and IAS 38 (05/2014)

•	Amendment to IAS 19 (11/2013)

•	Amendments to IAS 27 (08/2014)

•	Amendments to IFRS 11 (05/2014)

•	Improvements of the IFRS 2010-2012 cycle (12/2013)

•	Improvements of the IFRS 2012-2014 cycle (09/2014)

Standards and amendments adopted but not yet applicable as of December 31, 2016

None of the accounting standards and amendments are eligible as of December 31, 2016.

Annex C-9

Note 3 – Principles and accounting methods
Consolidation Methods
The Group has control over all its subsidiaries, and consequently they are all fully consolidated. The table below presents at each period’s end and for all entities included in the consolidation scope the following information:

•	Country of incorporation; and

•	Percentage of voting rights and ownership interests

	Country	December 31, 2014		December 31, 2015		December 31, 2016		Consolidation method
		Voting rights	Ownership interest	Voting rights	Ownership interest	Voting rights	Ownership interest

French subsidiaries
Criteo SA	France	100%	100%	100%	100%	100%	100%	Parent Company
Criteo France SAS	France	100%	100%	100%	100%	100%	100%	Fully consolidated

Foreign subsidiaries
Criteo Ltd	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Corp	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo GmbH	Germany	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo KK	Japan	66%	66%	66%	66%	66%	66%	Fully consolidated
Criteo Do Brasil	Brazil	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo BV	The Netherlands	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Pty	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Srl	Italy	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Advertising (Beijing) Co.Ltd	China	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Singapore Pte.Ltd	Singapore	100%	100%	100%	100%	100%	100%	Fully consolidated
Ad-X Ltd (*)	United Kingdom	100%	100%	—	—	—	—	Fully consolidated
Criteo LLC	Russia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Europa S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Espana S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Canada Corp	Canada	—	—	100%	100%	100%	100%	Fully consolidated
Criteo Reklamcılık Hizmetlerive Ticaret Anonim Şirketi	Turkey	—	—	100%	100%	100%	100%	Fully consolidated
Criteo MEA FZ-LLC	United Arab Emirates	—	—	100%	100%	100%	100%	Fully consolidated
Criteo India Private Limited	India	—	—	—	—	100%	100%	Fully consolidated
HookLogic Inc.	United States	—	—	—	—	100%	100%	Fully consolidated
HookLogic Ltd	United Kingdom	—	—	—	—	100%	100%	Fully consolidated
Hooklogic Brasil Solucoes EM Tacnología Ltda	Brazil	—	—	—	—	100%	100%	Fully consolidated
(*) Ad-X Ltd was liquidated in April 2015

Annex C-10

Functional Currency and Translation of Financial Statements in Foreign Currency
The Consolidated Financial Statements are presented in euros, which is also the functional currency of the Parent company. The statements of financial position of consolidated entities having a functional currency different from the euro are translated into euros at the closing exchange rate (spot exchange rate at the statement of financial position date), and the statements of income, statements of comprehensive income and statements of cash flow of such consolidated entities are translated at the average period to date exchange rate. The resulting translation adjustments are included in equity under the caption “Cumulative translation adjustment” in the Consolidated Statements of Changes in Equity.
Conversion of Foreign Currency Transactions
Foreign currency transactions are converted to euros at the rate of exchange applicable on the transaction date. At period-end, foreign currency monetary assets and liabilities are converted at the rate of exchange prevailing on that date. The resulting exchange gains or losses are recorded in the Consolidated Statements of Income in “Financial income (expense)” with the exception of exchange differences arising from monetary items that form part of the reporting entity’s net investment in a foreign operation which are recognized in other comprehensive income; they will be recognized in profit or loss on disposal of the net investment.
Business combinations
The acquisition method is used in accounting for business combinations. The consideration transferred to obtain control of a subsidiary is calculated as the sum of the acquisition-date fair values of assets transferred, liabilities incurred and the equity interests issued by the Company, which includes the fair value of any asset or liability arising from a contingent consideration arrangement.
Acquisition costs are expensed as incurred.
Identifiable assets acquired and liabilities assumed are recognized in a business combination regardless of whether they have been previously recognized in the acquiree’s financial statements prior to the acquisition. Assets acquired and liabilities assumed are generally measured at their acquisition date fair values.
Goodwill is stated after separate recognition of identifiable intangible assets. It is calculated as the excess of the fair value of the consideration transferred over the sum of the recognized amount of any non-controlling interest in the acquiree and the acquisition date fair values of identifiable net assets.
When the cost of the acquisition is below the fair value of the Company’s share in the assets, liabilities and contingent liabilities of the acquiree, the difference is recognized directly in the income statement.
If the initial accounting for a business combination can only be determined provisionally, provisional values of the assets and liabilities should be adjusted within one year from the acquisition date, in accordance with IFRS 3.
The impact of capital gains or losses and of depreciation charges and reversals recognized after 12 months of the acquisition date in relation to the values assigned to assets acquired and liabilities assumed at the time of the first consolidation is recognized prospectively, as the income of the period of change and future periods, if any, without adjusting goodwill except in the case of the correction of an error, in accordance with IAS 8—Accounting policies, changes in accounting estimates and errors.

Annex C-11

Intangible Assets (Excluding Goodwill)
Acquired intangible assets are accounted for at acquisition cost, less accumulated amortization and any impairment loss. Acquired intangible assets are primarily composed of software amortized on a straight-line basis over their estimated useful lives comprised between one and five years. Intangible assets are reviewed for impairment whenever events or changes in circumstances such as, but not limited to, significant declines in revenue, earnings or cash flows or material adverse changes in the business climate indicate that the carrying amount of an asset may be impaired.
Costs related to customized internal-use software that have reached the development stage are capitalized. Capitalization of such costs begins when the preliminary project stage is complete and stops when the project is substantially complete and is ready for its intended purpose. In making this determination, several analysis for each phase were performed, including analysis of the feasibility, availability of resources, intention to use and future economic benefits. Amortization of these costs begins when assets are placed in service and is calculated on a straight-line basis over the assets’ useful lives estimated at three to five years.
The research and development efforts are focused on enhancing the performance of our solution and improving the efficiency of the services the Group delivers to clients. All development costs, principally headcount-related costs, are expensed as incurred as management has determined that technological feasibility is reached shortly before the product is available for release to customers.
Property, Plant and Equipment
Property, plant and equipment are accounted for at acquisition cost less cumulative depreciation and any impairment loss. Depreciation is calculated on a straight-line basis over the assets’ estimated useful lives as follows:

•	Fixtures and fittings ……………………………………………………………………………………….… 5 to 10 years

•	Furniture and equipment (servers and IT equipment in data centers and office equipment) .............1 to 5 years

Leasehold improvements are depreciated over their useful life or over the lease term, whichever is shorter.
The gains and losses on disposal of assets are determined by comparing selling price with the net book value of the disposed asset. Residual values and the duration of assets’ useful lives are revised and, if applicable, adjusted at each closing date for each reporting period.

Annex C-12

Impairment of Assets
Goodwill, Intangible Assets, Property, plan and equipment
In accordance with IAS 36—Impairment of Assets, whenever events or changes in market conditions indicate a risk of impairment of intangible assets, property, plant and equipment, a detailed review is carried out in order to determine whether the net carrying amount of such assets remains lower than their recoverable amount, which is defined as the greater of fair value (less costs to sell) and value in use. Value in use is measured by discounting the expected future cash flows from continuing use of the asset and its ultimate disposal. Goodwill is tested once a year for impairment following the principle that the Group operates as a single reporting unit and has selected December 31 as the date to perform its annual impairment test.
In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss. Impairment losses for property, plant and equipment or intangible assets with finite useful lives can be reversed if the recoverable value becomes higher than the net carrying value (but not exceeding the loss initially recorded).
There has been no impairment of goodwill during the years ended December 31, 2014, 2015 and 2016, as the Company's reporting unit's fair value was substantially in excess of the carrying value based on the annual goodwill impairment test.
Leases
Assets acquired under finance leases are capitalized when the lease contract transfers substantially all the risks and rewards incidental to ownership to us. Criteria used to assess whether a contract should be classified as a finance lease or an operating lease include:

•	the term of the lease compared with the useful life of the asset;

•	total future lease payments compared with fair value of the asset financed;

•	whether or not ownership is transferred at the end of the lease term;

•	existence of a purchase option favorable to the lessee; and

•	type of asset leased.

Financial Assets and Liabilities, Exluding Derivatives Financial Instruments
Financial assets, excluding cash, consist exclusively of loans and receivables. Loans and receivables are non-derivative financial assets with a payment, which is fixed or can be determined, not listed on an active market. They are included in current assets, except those that mature more than twelve months after the reporting date.
Loans are measured at amortized cost using the effective interest method. The recoverable amount of loans and advances is estimated whenever there is an indication that the asset may be impaired and at least on each reporting date. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the Consolidated Statement of Income.
Accounts receivables are carried at net realizable value. On a periodic basis, the management evaluates the accounts receivables and determines whether to provide an allowance or if any accounts should be written down and charged to expense as a bad debt.
The evaluation is based on a past history of collections, current credit conditions, the length of time the account is past due and a past history of write downs. A receivable is considered past due if we have not received payments based on agreed-upon terms.

Annex C-13

A higher default rate than estimated or a deterioration in our clients’ creditworthiness could have an adverse impact on our future results. Allowances for doubtful accounts on trade receivables are recorded in “Sales and operations expenses” in our Consolidated Statement of Income. We generally do not require any security or collateral to support our receivables.
Financial liabilities are initially recorded at their fair value at the transaction date. Subsequently they are measured at amortized cost using the effective interest method.
Derivatives Financial Instruments
The Group buys and sells derivative financial instruments (mainly put, forward buying and selling) in order to manage and reduce the exposure to the risk of exchange rate fluctuations. The Group deals only with first-class financial institutions. Under IAS 39, financial instruments may only be classified as hedges when the effectiveness of the hedging relationship at inception and throughout the life of the hedge can be demonstrated and documented.
The effectiveness of the hedge is determined by reference to changes in the value of the derivative instrument and the hedged item. The ratio must remain within 80% to 125%.
Derivative financial instruments are recognized in the balance sheet at their market value on the reporting date in financial current assets or liabilities.
Changes in fair value are recorded as follows:

•
cash flow hedges: the portion of the gain or loss on the financial instrument that is determined to be an effective hedge is recorded directly to equity. The ineffective portion is recorded to the income statement;

•	fair value hedges and financial instruments not designated as hedges: changes in fair value are recorded to the income statement.

Market value is the price quoted by an external provider.
In accordance with amendment to IFRS 7—Financial instruments: Disclosures, financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:

•	level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;

•	level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;

•	level 3: fair value calculated using valuation techniques based wholly or partially on unobservable inputs such as prices in an active market or a valuation based on multiples for unlisted companies.

Annex C-14

Cash and cash equivalents
Cash includes cash on hand and demand deposits with banks. Cash equivalents include short-term, highly liquid investments, for which the risk of changes in value is considered to be insignificant. Demand deposits therefore meet the definition of cash equivalents. Cash equivalents are measured at fair value and any changes are recognized in the Consolidated Statement of Income.
Employee Benefits
Depending on the laws and practices of the countries in which the Group operates, employees may be entitled to compensation when they retire or to a pension following their retirement. For state-managed plans and other defined contribution plans, we recognize them as expenses when they become payable, our commitment being limited to our contributions.
In accordance with IAS 19, the liability with respect to defined benefit plans is estimated using the projected unit credit method. Under this method, each period of service gives rise to an additional unit of benefit entitlement and each unit is valued separately to obtain the final obligation. The final amount of the liability is then discounted.
The main assumptions used to calculate the liability are:

•	discount rate;

•	future salary increases; and

•	employee turnover.

Service costs are recognized in the income statement and are allocated by function.
Finance costs are presented as part of “Financial income (expense)” in the Consolidated Statement of Income.
Actuarial gains and losses are recognized in other comprehensive income. Actuarial gains and losses arise as a result of changes in actuarial assumptions or experience adjustments (differences between the previous actuarial assumptions and what has actually occurred).

Annex C-15

Provisions
The Group recognizes provisions in accordance with IAS 37—Provisions, Contingent Liabilities and Contingent Assets, if the following three conditions are met:

•	the Group has a present obligation (legal or constructive) towards a third-party that arises from an event prior to the closing date;

•	it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation;

•	and the obligation amount can be estimated reliably.
With respect to litigation and claims that may result in a provision to be recognized, the Group exercises significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation or other outstanding claims. These judgment and estimates are subject to change as new information becomes available.
Revenue recognition
The Group sells personalized display advertisements featuring product-level recommendations either directly to clients or to advertising agencies, which it collectively refers to as clients, and generate revenue when a user clicks on the banner ad. The Group prices the advertising campaigns on a cost per click (“CPC”) model based on the number of clicks generated by users on each advertising campaign.
Revenue is recognized when the related services are delivered based on the specific terms of the contract, which are commonly based on specified CPCs and related campaign budgets. The revenue is recognized when four basic criteria are met: (1) persuasive evidence exists of an arrangement with the client reflecting the terms and conditions under which the services will be provided; (2) services have been provided or delivery has occurred; (3) the fee is fixed or determinable; and (4) collection is reasonably assured. Collectability is assessed based on a number of factors, including the creditworthiness of a client, the size and nature of a client’s website and transaction history. Amounts billed or collected in excess of revenue recognized are included as deferred revenue.
The Group recognizes revenue from the delivery of display advertisements in the period in which the display advertisements are delivered. Specifically, it recognizes revenue for display ad delivery through the solution once the consumer clicks on the personalized banner displayed by us on the client’s website for CPC ad campaigns. For CPC ad campaigns, sales are valued at the fair value of the amount received. Rebates and discounts granted to clients, along with free or extended advertising campaigns, are recorded as a deduction from revenue. In the specific case of Criteo Predictive Search, revenue is recognized when users exposed to the Google Shopping campaigns of our clients generate a sale on the digital property of our clients after clicking on the shopping advertisements displayed on Google. The revenue for Criteo Predictive Search is a percentage of the sales generated by a client's Google Shopping campaigns, which means we only get paid for completed sales.
The determination of whether revenue should be reported on a gross or net basis is based on an assessment of whether the Group is acting as the principal or an agent in our transactions. In determining whether the Group acts as the principal or an agent, the Group follows the accounting guidance for principal-agent considerations. The determination of whether the Group is acting as a principal or an agent in a transaction involves judgment and is based on an evaluation of the terms of each arrangement. While none of the factors individually are considered presumptive or determinative, because the Group is the primary obligor and is responsible for (1) identifying and contracting with third-party clients; (2) establishing the selling prices of the display advertisements sold; (3) performing all billing and collection activities, including retaining credit risk; and (4) bearing sole responsibility for fulfillment of the advertising and the inventory

Annex C-16

risk, the Group acts as the principal in these arrangements and therefore reports revenue earned and costs incurred related to these transactions on a gross basis.
With Criteo Predictive Search, the Group does not purchase search inventory itself; the advertiser clients have direct access to Google Shopping inventory and buy such inventory themselves. As a result of not incurring inventory costs related to these transactions, the Group acts as an agent for its clients with respect to these transactions. Consequently, revenue for Criteo Predictive Search is reported on a net basis. In the specific case of Criteo Sponsored Products, the Group generally acts as principal and as a result, reports revenue earned and costs incurred related to these transactions on a gross basis. When the Group does not (i) set the price, (ii) select the publisher site the advertisement is placed on, (iii) take responsibility for the acceptability of the service and (iv) bear the credit risk, it reports revenue earned and costs incurred related to these transactions on a net basis.
Cost of revenue
The cost of revenue primarily includes traffic acquisition costs and other cost of revenue.
Traffic Acquisition Costs. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. The Group purchases impressions directly from publishers or third-party intermediaries, such as advertisement exchanges. It recognizes cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our Consolidated Statement of Financial Position as accounts payable and accrued expenses. Under the current agreements with the publishers, the Group only commits to purchase a defined volume of impressions from any given publisher to the extent that a pre-determined click through rate (“CTR”) is reached. If the publisher fails to reach the targeted volume of impressions, the Group can either terminate the agreement or reduce the commitment to buy impressions accordingly.
Other Cost of Revenue. Other cost of revenue includes expenses related to third-party hosting fees, depreciation of data center equipment.
For Criteo Sponsored Products, the Group pays for the inventory of our ecommerce retailer partners on a revenue sharing basis, effectively paying the retailers a portion of the click-based revenue generated by user clicks on the sponsored products advertisements displaying the products of our brand manufacturer clients. For Criteo Predictive Search, the Group does not purchase search inventory itself; the advertiser clients have direct access to Google Shopping inventory, and the Group optimizes the bidding price for such inventory on behalf of the clients to maximize the sales generated by shopping campaigns.
Share-Based Compensation
Shares, employee share options and employee and non-employee warrants are exclusively awarded to our employees or directors. As required by IFRS 2—Share-Based Payment (“IFRS 2”), these awards are measured at their fair value on the date of grant. The fair value is calculated with the most relevant formula regarding the settlement and the conditions of each plan. The fair value is recorded in personnel expenses (allocated by function in the Consolidated Statement of Income) on a straight line basis over each milestone composing the vesting period with a corresponding increase in shareholders’ equity.
At each closing date, the Group re-examines the number of options likely to become exercisable. If applicable, the impact of the review of the estimate is recognized in the Consolidated Statement of Income with a corresponding adjustment in equity.

Annex C-17

Income Taxes
The Group elected to classify the French business tax, Cotisation sur la Valeur Ajoutée des Entreprises (“CVAE”), as an income tax in compliance with IAS 12—Income Taxes (“IAS 12”).
The French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”), is a French tax incentive to stimulate research and development (“R&D”). Generally, the CIR offsets the income tax to be paid and the remaining portion (if any) can be refunded at the end of a three-fiscal year-period. The CIR is calculated based on the claimed volume of eligible R&D expenditures by us. As a result, the CIR is presented as a deduction to “Research and development expenses” in the Consolidated Statement of Income. The Group has exclusively claimed R&D performed in France for purposes of the CIR.
Deferred taxes are recorded on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. Differences are defined as temporary when they are expected to reverse within a foreseeable future. Only deferred tax assets may be recognized if, based on the projected taxable incomes within the next three years; the Group determines that it is probable that future taxable profit will be available against which the unused tax losses and tax credits can be utilized. This determination requires many estimates and judgments by the management for which the ultimate tax determination may be uncertain. If future taxable profits are considerably different from those forecasted that support recording deferred tax assets, the amount of deferred tax assets will be revised downwards or upwards, which would have a significant impact on the net income. In accordance with IAS 12, tax assets and liabilities are not discounted. Amounts recognized in the Consolidated Financial Statement are calculated at the level of each tax entity included in the consolidation scope.
Operating Segments
In accordance with IFRS 8—Operating Segments, segment information reported is built on the basis of internal management data used for performance analysis of businesses and for the allocation of resources. An operating segment is a distinct component of the Company which is engaged in the supply of distinct products and services and which is exposed to risks and returns different from the risks and the returns of other operating segments.
The chief operating decision-maker is the Chief Executive Officer (“CEO”). The CEO reviews consolidated data for revenue, revenue excluding traffic acquisition costs (revenue ex-TAC) and Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, share-based compensation, service costs (pension) and acquisition-related costs and deferred price consideration) for the purposes of allocating resources and evaluating financial performance.
The Group has concluded that its operations constitute one operating and reportable segment.

Annex C-18

Use of Estimates
The Consolidated Financial Statements are prepared in accordance with IFRS. The preparation of the Consolidated Financial Statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Group bases its estimates and assumptions on historical experience and other factors that it believes to be reasonable under the circumstances. The Group evaluates the estimates and assumptions on an ongoing basis. The actual results may differ from these estimates.
The most significant areas that require management judgment and estimates relate to (1) the recognition of revenue and particularly, the determination as to whether revenue should be reported on a gross or a net basis; (2) the evaluation of the trade receivables and the recognition of a valuation allowance for doubtful accounts; (3) the recognition of the deferred tax assets considering the subsidiaries projected taxable profit within the next three years and the potential tax deduction upon future exercises of share-options in certain jurisdictions ; (4) the recognition and measurement of intangible assets and particularly costs capitalized in relation to our customized internal-use software; (5) recognition of identifiable intangible assets and goodwill in the context of business combinations; and (6) the measurement of share-based compensation. The accounting policies for these areas are discussed elsewhere in these Consolidated Financial Statements.
Earnings Per Share
In accordance with IAS 33—Earnings Per Share, basic earnings per share (“EPS”) are calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding. The weighted average number of shares outstanding is calculated according to movements in share capital.
In addition, diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued.

Annex C-19

Note 4 – Significant Events and Transactions of the Period
Business combinations
HookLogic Inc.
On November 9, 2016, Criteo Corp., the Group's U.S. subsidiary, completed the acquisition of all of the outstanding shares of Hooklogic, Inc., a New York-based company connecting many of the world's largest ecommerce retailers with consumer brand manufacturers. The total consideration paid was €226.9 million ($250.1 million) for the acquisition of shares. For additional information, please refer to note 13 - Goodwill.
Monsieur Drive S.A.S.
On May 31, 2016, Criteo S.A acquired all of the outstanding shares of Monsieur Drive SAS, a Paris-based company building advertising products for the consumer packaged goods vertical. The total consideration paid was €4.6 million for the acquisition of the shares, financed by available cash resources at the acquisition date. For additional information, please refer to note 13 - Goodwill.

Consolidation scope
Creation de Criteo India Pvt Ltd (Inde)
This new subsidiary is 100% held and controlled by the Parent company. It is included in the Company’s consolidation scope as of December 31, 2016, but its contribution to the Consolidated Financial Statements is not material.
Creation of Criteo Finance SAS (France)
This new subsidiary is 100% held and controlled by the Parent company. It is included in the Company’s consolidation scope as of December 31, 2016, but its contribution to the Consolidated Financial Statements is not material. The business objective of this subsidiary is to enhance the service level to strategic global customers by providing them with one single billing relationship and to consolidate the management of the foreign exchange risk.

Changes in Group funding
Drawing on Group Revolving Credit Facility
In September 2015, Criteo S.A. entered into a Multicurrency Revolving Facility Agreement for general purposes of the Group including the funding of business combinations. In the context of the acquisition of HookLogic, Inc., $75.0 million (€68.3 million) was drawn in November 2016.
Drawing on Chinese revolving loan facility
In October 2014, the Group entered into a revolving loan facility with HSBC to support the development of the Chinese subsidiary for a total amount of RMB 15.0 million. This facility was increased to RMB 40.0 million in May 2015. At December 31, 2016, RMB 30.0 million (€4.1 million) was drawn.

Annex C-20

Note 5 – Financial risk management
Credit risk
The maximum exposure to credit risk at the end of each reported period is represented by the carrying amount of financial assets and summarized in the following table:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Non-current financial assets	9,494	15,784	16,155
Trade receivables	158,633	240,264	376,862
Other current assets	21,021	41,944	68,792
Cash and cash equivalents	289,784	324,733	256,447
Total	478,932	622,725	718,256

Trade receivables
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. The Group performs internal ongoing credit risk evaluations of the clients. When a possible risk exposure is identified, the Group requires prepayments.
For each period presented, the aging of trade receivables and allowances for potential losses is as follows:

(In thousands of euros)	December 31, 2014				December 31, 2015				December 31, 2016
	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%
Not yet due	116,020	71.7%	33	-1.0%	177,824	72.3%	—	—	251,972	65%	—	—
0-30 days	31,658	19.6%	—	—	49,420	20.1%	—	—	87,434	22.5%	(47)	0.4%
31-60 days	6,195	3.8%	(50)	1.5%	7,612	3.1%	—	—	18,734	4.8%	(172)	1.6%
60-90 days	2,192	1.4%	(53)	1.6%	2,364	1%	(2)	—	5,744	1.5%	(181)	1.6%
> 90 days	5,805	3.6%	(3,167)	97.8%	8,797	3.6%	(5,751)	100%	23,980	6.2%	(10,602)	96.4%
Total	161,870	100%	(3,237)	100%	246,017	100%	(5,753)	100%	387,864	100%	(11,002)	100%

Cash and Cash Equivalents
Cash and cash equivalents are exclusively invested in secure investments such as interest-bearing term deposits.

Annex C-21

Market Risk
Foreign Currency Risk
A 10% increase or decrease of the Sterling pound, the U.S dollars, the Japanese yen or the Brazilian real against the euro would have impacted the Consolidated Statement of Income in Equity including non-controlling interests as follows:

(In thousands of euros)	December 31, 2014		December 31, 2015		December 31, 2016

GBP/EUR	+10%	-10%	+10%	-10%	+10%	-10%

Net income impact	174	(174)	13	(13)	3	(3)

(In thousands of euros)	December 31, 2014		December 31, 2015		December 31, 2016

USD/EUR	+10%	-10%	+10%	-10%	+10%	-10%

Net income impact	(48)	48	956	(956)	(75)	75

(In thousands of euros)	December 31, 2014		December 31, 2015		December 31, 2016

JPY/EUR	+10%	-10%	+10%	-10%	+10%	-10%

Net income impact	196	(196)	477	(477)	887	(887)

(In thousands of euros)	December 31, 2014		December 31, 2015		December 31, 2016

BRL/EUR	+10%	-10%	+10%	-10%	+10%	-10%

Net income impact	(83)	83	(711)	711	372	(372)
Counter Party Risk
As of December 31, 2016, we show a positive net cash position. Since 2012, we have utilized a cash pooling arrangement, reinforcing cash management centralization. Investment and financing decisions are carried out by our internal central treasury function. We only deal with counterparties with high credit ratings. In addition, under our Investment and Risk Management Policy, our central treasury function ensures a balanced distribution between counterparties of the investments, no matter the rating of such counterparty.

Annex C-22

Liquidity Risk
The following tables disclose for each presented period the contractual cash flows of our financial liabilities and operating lease arrangements :

	December 31, 2014
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	12,174	12,446	7,412	3,834	1,200
Trade payables	135,557	135,557	135,557	—	—
Other current liabilities	63,719	63,719	63,719	—	—
Operating lease arrangements	—	65,342	13,293	47,413	4,636
Total	211,450	277,064	219,981	51,247	5,836

	December 31, 2015
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	9,578	9,901	6,664	2,923	314
Trade payables	226,304	226,304	226,304	—	—
Other current liabilities	80,361	80,361	80,361	—	—
Operating lease arrangements	—	231,863	55,752	132,823	43,288
Total	316,243	548,429	369,081	135,746	43,602

	December 31, 2016
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	81,188	92,528	10,028	82,500	—
Trade payables	347,016	347,016	347,016	—	—
Other current liabilities	123,294	123,294	123,294	—	—
Operating lease arrangements	—	274,566	83,851	143,708	47,007
Total	551,498	837,404	564,189	226,208	47,007

Annex C-23

Note 6 – Breakdown of Revenue and Non-Current Assets by Geographical Areas

The Company operates in the following three geographical markets:

•	Americas: North and South America;

•	EMEA: Europe, Middle-East and Africa; and

•	Asia-Pacific.

The following tables disclose the consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2014	228,773	366,404	149,904	745,081
December 31, 2015	456,049	488,071	249,294	1,193,414
December 31, 2016	661,828	597,034	368,429	1,627,291
Revenue generated in France amounted to €87.0 million, €105.3 million et €119.4 million for the periods ended December 31, 2014, 2015 and 2016, respectively.
Revenue generated in other significant countries where the Group operates is presented in the following table:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016

Americas
United-States	178,975	378,567	570,721
EMEA
Germany	79,574	100,824	123,881
United-Kingdom	68,092	96,567	104,211
Asia-Pacific
Japan	116,709	171,420	258,373
Other Information
For each reported period, non-current assets (corresponding to the net book value of tangible and intangible assets) are presented in the table below. The geographical information results from the locations of legal entities.

(In thousands of euros)	Holding	Americas	of which	EMEA	Asia-Pacific	of which	Total
			United-States			Japan
December 31, 2014	26,702	11,653	11,351	6,240	8,992	4,899	53,587
December 31, 2015	44,234	22,445	21,431	8,127	16,082	7,171	90,888
December 31, 2016	52,222	41,085	40,294	6,766	24,698	8,505	124,771

Annex C-24

Note 7 – Nature of Expenses Allocated by Function
Nature of Expenses Allocated to Cost of Revenue

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Traffic acquisition costs	(441,427)	(711,755)	(967,043)
Other cost of revenue	(36,150)	(56,100)	(77,061)
- Hosting cost	(18,683)	(27,444)	(37,950)
- Depreciation and amortization	(16,176)	(26,936)	(34,756)
- Data acquisition costs	(452)	(232)	(112)
- Other	(839)	(1,488)	(4,243)
Total cost of revenue	(477,577)	(767,855)	(1,044,104)

Nature of Expenses Allocated to Research and Development

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Personnel expenses	(30,215)	(52,390)	(78,131)
- Personnel expenses excluding shared-based payment & research tax credit	(31,256)	(49,560)	(71,641)
- Share based compensation	(2,776)	(5,884)	(10,954)
- Research tax credit	3,817	3,054	4,464
Other cash operating expenses	(11,221)	(19,020)	(27,032)
- Subcontracting and other headcount related costs	(6,196)	(11,358)	(13,305)
- Rent and facilities costs	(4,346)	(6,410)	(9,884)
- Consulting and professional fees	(577)	(1,084)	(2,189)
- Marketing costs	(73)	(145)	(861)
- Other	(29)	(23)	(793)
Other non-cash operating expenses	(3,857)	(6,903)	(6,682)
- Depreciation and amortization	(3,731)	(7,214)	(6,517)
- Net change in other provisions	(126)	311	(165)
Total Research and development expenses	(45,293)	(78,313)	(111,845)

Annex C-25

Nature of Expenses Allocated to Sales and Operations

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Personnel expenses	(90,178)	(135,687)	(167,377)
- Personnel expenses excluding shared-based payment	(80,911)	(125,153)	(152,109)
- Share based compensation	(9,267)	(10,534)	(15,268)
Other cash operating expenses	(39,264)	(63,359)	(75,814)
- Subcontracting and other headcount related costs	(13,091)	(18,815)	(21,917)
- Rent and facilities costs	(11,825)	(23,039)	(27,078)
- Marketing costs	(7,120)	(11,255)	(13,763)
- Other	(7,228)	(10,250)	(13,056)
Other non-cash operating expenses	(3,951)	(7,278)	(12,347)
- Depreciation and amortization	(2,762)	(4,670)	(7,009)
- Net change in provision for doubtful receivables	(1,012)	(2,399)	(4,913)
- Net change in provisions for risks and charges	(177)	(209)	(425)
Total Sales and operations expenses	(133,393)	(206,325)	(255,539)

Nature of Expenses Allocated to General and Administrative

(En milliers d'€)	December 31, 2014	December 31, 2015	December 31, 2016
Personnel expenses	(22,417)	(33,976)	(55,036)
- Personnel expenses excluding shared-based payment	(19,682)	(28,752)	(42,104)
- Share based compensation	(2,735)	(5,224)	(12,932)
Other cash operating expenses	(25,205)	(37,715)	(47,788)
- Subcontracting and other headcount related costs	(13,158)	(18,006)	(20,777)
- Rent and facilities costs	(3,566)	(5,842)	(8,629)
- Consulting and professional fees	(7,610)	(11,654)	(16,528)
- Other	(871)	(2,213)	(1,854)
Other non-cash operating expenses	(1,166)	305	(3,354)
- Depreciation and amortization	(863)	(1,377)	(3,028)
- Net change in provision for risks and charges	(303)	(318)	(326)
- Other	—	2,000	—
Total General and administrative expenses	(48,788)	(71,386)	(106,177)

Annex C-26

Note 8 – Allocation of Personnel Expenses
Allocation of Personnel Expenses By Function

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Research and development expenses	(30,215)	(52,390)	(78,131)
Sales and operations expenses	(90,178)	(135,687)	(167,377)
General and administrative expenses	(22,417)	(33,976)	(55,036)
Total Personnel expenses	(142,810)	(222,053)	(300,544)

Allocation of Personnel Expenses by Nature

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Wages and salaries	(97,060)	(153,408)	(199,240)
Severance pay	(1,861)	(1,212)	(2,463)
Social charges	(29,263)	(42,550)	(53,943)
Other social expenses	(2,394)	(5,450)	(8,929)
Acquisition - related deferred price consideration	(716)	(292)	(81)
Share based compensation	(14,778)	(21,642)	(39,154)
Profit sharing	(553)	(553)	(1,198)
Research tax credit (classified as a reduction of R&D expenses)	3,815	3,054	4,464
Total personnel expenses	(142,810)	(222,053)	(300,544)

Annex C-27

Note 9 – Share-Based Compensation
Share Options Plans (OSA), Restricted Stock Units (RSU) and Employee Warrants Grants (BSPCE)

The Board of Directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:

•	Issuance of 2 112 000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2 112 000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1 472 800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1 472 800 BSPCE until October 16, 2010 (“Plan 2”);

•
1 584 000 OSA, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1 584 000 OSA until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2 700 000 OSA or BSPCE (“Plan 3”);

•	Issuance of 361 118 BSPCE, granted to Criteo co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•	2 800 000 BSPCE or OSA, authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2 800 000 OSA or BSPCE (“Plan 5”);

•	1 654 290 BSPCE or OSA, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1 654 290 OSA or BSPCE (“Plan 6”).

•	6 627 237 BSPCE or OSA, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6 627 237 OSA or BSPCE (“Plan 7”).

•
9 935 710 OSA, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9 935 710 OSA (“Plan 8”). The Board of Directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of the Management, subject to the achievement of internal performance objectives and presence condition.

•
4 600 000 OSA or RSU, authorized at the General Meeting of Shareholders on June 29, 2016 and 100 000 BSA (any BSA granted will also be deducted from the 4 600 000 limit), such authorizations collectively referred to as “Plan 9”. The Board of Directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon exercise of the BSPCE or OSA, or the vesting of an RSU the Group offers beneficiaries newly issued ordinary shares of the Parent company.

Annex C-28

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:

•	up to one third (1/3) of the BSPCE on the first anniversary of the date of grant;

•	up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the date of grant, and this during twenty-four (24) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

For the Plan 3 amended to Plan 9, the vesting schedule is as follows:

•	up to one fourth (1/4) of the BSPCE/OSAs on the first anniversary of the date of grant;

•	up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

The vesting schedule for the RSUs is as follows:

•	50% at the expiration of a two year period;

•	6,25% at the expiration of each quarter following the first two years-period during twenty four (24) months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.
Details of BSPCE / OSA / RSU plans

	Plans 1 &2	Plan 3	Plan 4	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9
Dates of grant (Boards of Directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	April 23, 2010	Nov 18, 2011 - May 22, 2012	Oct 25, 2012	Oct 25, 2012 - April 18, 2023	Sept 3, 2013 - April 23, 2014	Jul 30, 2014 - June 28, 2016		July 28, 2016 - Nov 9, 2016
Vesting period	3 years	3 - 4 years	-	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	-	10 years	-
Number of options granted	1,819,120	4,289,940	361,118	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262	147,400	1,153,383
Type: Share Option (S.O. / BSPCE / RSU)	BSPCE	BSPCE & SO	BSPCE	BSPCE & SO	BSPCE	BSPCE & SO	BSPCE & SO	SO	RSU	SO	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 2,10	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - €47,47	-	€38,20	-
Valuation method					Black & Scholes
Grant date share fair value	€ 0,20 - € 0,70	€ 0,20 - € 4,98	€ 2,10	€ 4,98	€ 6,43	€ 5,45 - € 6,43	€ 12,08 - €38,81	€ 22,50 - € 47,47	€ 35,18 - € 35,58	€ 38,20	€ 33,98 - €39,03
Expected volatility(1)	53,0% - 55,7%	55,2% - 57,8%	55,2%	52,1% - 52,9%	50,2%	49,6% - 50,20%	44,20% - 50,1%	39,40% - 44,50%	-	-	-
Discount rate(2)	2,74% - 4,10%	2,62% - 3,76%	3,40%	2,79% - 3,53%	2,20%	1,80% - 2,27%	1,20% - 2,40%	0,00% - 0,71%	-	-	-
Expected dividends	-	-	-	-	-	-	-	-	-	-	-
Performance conditions	No	Yes (A)	No	No	Yes (B)	No	No	No	Yes (C)	No	Yes (C)
Fair value per option / RSU	€ 0,08 - € 0,45	€ 0,08 - € 2,88	€ 1,33	€ 2,75 - €2,85	€ 3,28	€ 3,28 - € 5,83	€ 6,85 - 16,90	€ 9,47 - € 17,97	€ 26,16 - € 37,10	€ 14,49	€ 33,98 - € 39,03
(1) Based on similar listed entities.
(2) Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).
(A) 180 000 OSA are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.
(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
(C) On October 29, 2015, January 29, 2016 and July 28, 2016, the Board of Directors of the Parent granted a total of 337 960, 33 010 and 195 250 PSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2015 and 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Annex C-29

Change in Number of BSPCE / OSA / RSU

	Plans 1 &2	Plan 3	Plan 4	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	RSUs	Total
Balance at January 1, 2014	1,134,737	2,333,763	361,118	1,929,299	1,204,248	1,555,144	—	—	—	8,518,309
Granted	—	—	—	—	—	749,330	2,267,774	—	—	3,017,104
Exercised	(930,660)	(1,315,733)	(273,559)	(337,352)	(271,520)	(47,019)	—	—	—	(3,175,843)
Forfeited	—	(82,439)	—	(407,222)	(42,928)	(440,320)	(30,820)	—	—	(1,003,729)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2014	204,077	935,591	87,559	1,184,725	889,800	1,817,135	2,236,954	—	—	7,355,841
Granted	—	—	—	—	—	—	1,621,734	—	1,103,405	2,725,139
Exercised	(116,520)	(449,069)	(87,559)	(343,021)	(156,801)	(310,827)	(69,819)	—	—	(1,533,616)
Forfeited	—	(148,864)	—	(22,357)	(40,068)	(218,730)	(466,086)	—	(7,820)	(903,925)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2015	87,557	337,658	—	819,347	692,931	1,287,578	3,322,783	—	1,095,585	7,643,439
Granted	—	—	—	—	—	—	429,043	147,400	2,584,240	3,160,683
Exercised	(33,403)	(162,265)	—	(310,236)	(281,166)	(383,127)	(300,126)	—	—	(1,470,323)
Forfeited	—	300	—	3,956	(12,324)	(153,923)	(508,866)	(23,025)	(436,546)	(1,130,428)
Expired	—	—	—	—	—	—	—	—	—	—
Balance at December 31, 2016	54,154	175,693	—	513,067	399,441	750,528	2,942,834	124,375	3,243,279	8,203,371
Breakdown of the Closing Balance

	Plans 1 &2	Plan 3	Plan 4	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	RSUs	Total
Balance at December 31, 2014
Number outstanding	204,077	935,591	87,559	1,184,725	889,800	1,817,135	2,236,954	—	—	7,355,841
Weighted-average exercise price	€ 1.08	€ 2.08	€ 2.10	€ 5.95	€ 9.81	€ 18.29	€ 23.40	—	—	€ 14.10
Number exercisable	204,077	883,399	87,559	730,371	362,778	394,785	—	—	—	2,662,969
Weighted-average exercise price	€ 1.08	€ 1.94	€ 2.10	€ 5.95	€ 9.58	€ 14.02	—	—	—	€ 5.81
Weighted-average remaining contractual life	4,6 years	5,8 years	5,3 years	7,3 years	8,1 years	8,9 years	9,6 years	—	—	8,2 years
Balance at December 31, 2015
Number outstanding	87,557	337,658	—	819,347	692,931	1,287,578	3,322,783	—	1,095,585	7,643,439
Weighted-average exercise price	€ 1.41	€ 3.14	—	€ 5.95	€ 9.75	€ 17.97	€ 30.50	—	—	€ 20.97
Number exercisable	87,557	337,658	—	713,165	420,228	564,034	521,578	—	—	2,644,220
Weighted-average exercise price	€ 1.41	€ 3.14	—	€ 5.95	€ 9.58	€ 17.24	€ 23.32	—	—	€ 11.85
Weighted-average remaining contractual life	3,6 years	4,8 years	—	6,3 years	7,1 years	7,9 years	8,9 years	—	—	7,9 years
Balance at December 31, 2016
Number outstanding	54,154	175,693	—	513,067	399,441	750,528	2,932,374	124,375	3,243,279	8,203,371
Weighted-average exercise price	€ 1.24	€ 3.29	—	€ 5.95	€ 9.77	€ 18.13	€ 31.32	€ 38.20	—	€ 23.92
Number exercisable	54,154	175,693	—	513,067	325,596	504,262	1,135,634	—	—	2,708,406
Weighted-average exercise price	€ 1.24	€ 3.29	—	€ 5.95	€ 9.66	€ 17.94	€ 28.96	—	—	€ 17.73
Weighted-average remaining contractual life	2,9 years	4,3 years	—	5,2 years	6,1 years	6,8 years	8,2 years	9,6 years	—	6,9 years
Non-Employee Warrants (Bons de Souscription d’Actions or BSA)
In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of non-employee warrants or Bons de Souscription d’Actions (“BSA”), as indicated below:

•
Plan A : up to one-eight (1/8) at the expiration of each quarter following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan B : up to one third (1/3) of the non-employee warrants on the first anniversary of the date of grant; then up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during twenty-four (24) months thereafter; and at the latest within ten (10) years as from the date of grant.

•
Plan C : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months, and at the latest within ten (10) years as from the date of grant.

Annex C-30

•
Plan D (member of the advisory board) : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan D (not member of the advisory board) : one-third (1/3) at the date of grant; one third (1/3) at the first anniversary of the date of grant; one third (1/3) at the second anniversary of the date of grant; and at the latest within ten (10) years as from the date of grant.

•
Plans E and F : up to one fourth (1/4) of the non-employee warrants on the first anniversary of the date of grant; up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and at the latest within ten (10) years from the date of grant.

Upon exercise of the non-employee warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.

Details of Non-Employee warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F
Dates of grant (Boards of Directors)	Nov 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Oct 27, 2016
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years
Number of warrants granted	231,792	277,200	192,000	125,784	38,070	48,655
Share entitlement per warrant	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 14,55
Exercise price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 35,41
Performance conditions	No	Yes (A)	No	No	No	No
Valuation method				Black & Scholes
Grant date share fair value	€ 0,20	€ 0,70	€ 0,70 - € 4,98	€ 6,43 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 35,41
Expected volatility(1)	55.7%	55.2%	53,5% - 55,0%	50,0% - 50,2%	39.9%	40.6%
Discount rate(2)	3.58%	3.44%	2,62%-3,38%	2,13%-2,27%	0,00%-0,52%	0,10%-0,25%
Fair value per warrant	€ 0,05	€ 0,33 - € 0,38	€ 0,40 - € 2,58	€ 2,85 - € 4,98	€ 9,98 - € 16,82	€ 13,89 - € 14,55

(1) Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) All the performance conditions were achieved during the period ended December 31, 2010.

Annex C-31

Changes in Number of Non-Employee Warrants

BSA
Balance at January 1, 2014	524,148
Granted	5,040
Exercised	(345,780)
Forfeited	(2,000)
Balance at December 31, 2014	199,408
Granted	38,070
Exercised	(34,568)
Forfeited	(48,000)
Balance at December 31, 2015	154,910
Granted	48,655
Exercised	(37,000)
Forfeited	21,560
Balance at December 31, 2016	188,125

Breakdown of the Closing Balance

	December 31, 2014	December 31, 2015	December 31, 2016
Number outstanding	199,408	154,910	188,125
Weighted-average exercise price	€ 7.54	€ 15.72	€ 19.04
Number exercisable	155,609	117,783	117,096
Weighted-average exercise price	€ 6.88	€ 8.49	€ 11.73
Weighted-average remaining contractual life	7,5 years	7,4 years	7,3 years

Reconciliation with the Consolidated Statement of Income

	Balance at December 31, 2014				Balance at December 31, 2015				Balance at December 31, 2016
(in thousands of Euros)	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total
RSUs	—	—	—	—	(637)	(943)	(491)	(2,071)	(8,305)	(11,535)	(6,585)	(26,425)
Share options / BSPCE	(2,776)	(9,267)	(2,636)	(14,679)	(5,247)	(9,591)	(4,511)	(19,349)	(2,647)	(3,733)	(4,838)	(11,220)
Plan 3	26	11	(27)	10	1	(5)	—	(4)	—	—	—	—
Plan 5	(162)	(101)	(194)	(457)	(64)	24	(97)	(137)	(7)	(24)	(6)	(37)
Plan 6	(381)	(1,025)	(33)	(1,439)	(170)	(346)	(12)	(528)	(32)	(18)	(146)	(196)
Plan 7	(1,205)	(6,405)	(855)	(8,465)	(797)	(1,586)	(342)	(2,725)	(211)	216	(175)	(170)
Plan 8	(1,054)	(1,747)	(1,527)	(4,328)	(4,217)	(7,678)	(4,060)	(15,955)	(2,337)	(3,847)	(4,192)	(10,376)
Plan 9	—	—	—	—	—	—	—	—	(60)	(60)	(321)	(441)
BSA	—	—	(99)	(99)	—	—	(7)	(7)	—	—	(1,509)	(1,509)
Plan D	—	—	(99)	(99)	—	—	(7)	(7)	—	—	—	—
Plans E and F	—	—	—	—	—	—	(215)	(215)	—	—	(1,509)	(1,509)
Total	(2,776)	(9,267)	(2,735)	14,778	(5,884)	(10,534)	(5,224)	(21,642)	(10,952)	(15,268)	(12,934)	(39,154)
	S&O : Sales and Operations				R&D : Research and Development				G&A : General and Administrative

Annex C-32

Note 10 – Financial Income and Expenses

The Consolidated Statements of Income line item “Financial income (expense)” can be broken down as follows:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Financial income from cash equivalents	1,440	1,898	1,222
Interest and fees	(439)	(588)	(2,139)
Interest on debt	(439)	(498)	(1,025)
fees	-	(90)	(1,114)
Foreign exchange (loss) gain	7,611	(5,384)	456
Other financial expense	(25)	(20)	(33)
Total financial income (expense)	8,587	(4,094)	(494)
The €0.5 million financial expense for the period ended December 31, 2016 resulted from the interest incurred as a result of drawing of $75.0 million (€68.3 million) on the revolving credit facility entered into in September 2015 to partially fund the acquisition of HookLogic in November 2016 and the negative impact of foreign exchange reevaluations and related hedging mainly recorded during the first quarter, partially offset by the foreign exchange gain realized on the hedging of U.S. dollar denominated currency paid for the HookLogic acquisition. At the end of December 2016, the main positions bearing a risk of foreign currency are centralized at the Parent company level and hedged using foreign currency swaps or forward purchases or sales of foreign currencies.
The €5.4 million foreign exchange loss for the period ended December 31, 2015 mainly resulted from the revaluation of the intra-group positions between Criteo S.A. and its Brazilian subsidiary, associated with a higher related cost of hedging, partially offset by a €1.9 million gain realized on the sale of the $70 million remaining from the initial public offering proceeds. At the end of December 2015, the main positions bearing a risk of foreign currency are centralized at the Parent company level and hedged using foreign currency swaps or forward purchases or sales of foreign currencies.

Annex C-33

Note 11 – Income Tax
Breakdown of Income Taxes
The Consolidated Statement of Income line item “Provision for income taxes” can be broken down as follows:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Current income tax	(17,260)	(22,787)	(38,987)
Deferred tax	4,007	14,098	9,024
Income tax	(13,253)	(8,689)	(29,963)
As mentioned in Note 3 (Principles and Accounting Methods), the French Research Tax Credit is not included in the line item “Provision for income taxes” but is deducted from “Research and development expenses” (see Note 8 - Allocation of Personnel Expenses). French business tax, CVAE, is included in the current tax balance for an amount of €1.9 million, €2.7 million and €3.7 million, for the years ended December 31, 2014, 2015 and 2016 respectively.
Reconciliation between the Effective and Nominal Tax Expense
The following table shows the reconciliation between the effective and nominal tax expense at the nominal standard French rate of 34,43% (excluding additional contributions):

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Income before taxes	48,617	65,441	109,132
Theoretical group tax rates	34.43%	34.43%	34.43%
Nominal tax expense	(16,739)	(22,531)	(37,574)
Increase/decrease in tax expense arising from :
- Research tax credit	1,314	1,220	1,537
- Net effect of shares based compensation (1)	2,577	1,991	(8,092)
- Permanent differences	(1,688)	(906)	(3,178)
- Non recognition of deferred tax assets related to tax losses and temporary differences (2)	(2,673)	(6,812)	(6,991)
- Utilization or recognition of previously unrecognized tax losses (3)	208	11,089	12,076
- French CVAE included in income taxes	(1,860)	(2,752)	(2,860)
- Special tax deductions (4)	6,773	11,314	18,089
- Effect of different tax rates	(768)	(941)	(1,001)
- Other differences	(397)	(361)	(1,969)
Effective tax expense	(13,253)	(8,689)	(29,963)

Effective tax rate	(27.3)%	(13.3)%	(27.5)%
(1) While in most countries share-based compensation does not give rise to any tax effect either when granted or when exercised, the United States and the United Kingdom generally permit tax deductions in respect of share-based compensation. The tax deduction generated in the United States and United Kingdom is in connection with the number of options exercised during the period which can be partially offset by the share-based compensation accounting expense exclusion.
(2) Deferred tax assets on which a valuation allowance has been recognized mainly relate to Criteo Ltd, Criteo do Brasil, Criteo Singapore Pte. Ltd and Criteo Advertising (Beijing) Co. Ltd tax losses.
(3) The 2014 balance relates exclusively to Criteo Pty. The 2015 and 2016 balances mainly relate to the recognition of Criteo Corp. tax losses considering the projected taxable income within the next 3 years and the Section IRC 382 annual limitation.
(4) Special tax deductions refer to the application of a reduced income tax rate on the majority of the technology royalties income invoiced by the Parent company to its subsidiaries.

Annex C-34

Deferred Tax Assets and Liabilities

The following table shows the changes in the major sources of deferred tax assets and liabilities:

(in thousands of euros)	Defined Benefit Obligation	Tax losses	Intangible & Tangible assets	Other	Limitation of Deferred Tax Assets	Deferred Tax Position
Balance at January 1, 2014	328	15,024	(1,495)	3,838	(13,512)	4,183
Recognized in profit or loss	160	1,265	1,957	792	(167)	4,007
Recognized in other comprehensive income	(133)	—	—	5,028	(4,953)	(58)
Change in consolidation scope	31	1,054	(2,563)	241	(1,170)	(2,407)
Currency translation adjustments	2	1,987	(106)	242	(1,683)	442
Balance at December 31, 2014	388	19,330	(2,207)	10,141	(21,485)	6,167
Recognized in profit or loss	184	(266)	2,990	4,350	6,835	14,093
Recognized in other comprehensive income	(40)	—	—	—	20	(20)
Change in consolidation scope	—	5,145	(2,562)	961	(6,270)	(2,726)
Currency translation adjustments	—	1,906	(131)	21	(1,010)	786
Balance at December 31, 2015	532	26,115	(1,910)	15,473	(21,910)	18,300
Recognized in profit or loss	192	(945)	(2,199)	8,697	3,279	9,024
Recognized in other comprehensive income	421	—	(431)	(3)	(14)	(27)
Currency translation adjustments	—	(66)	(110)	1,366	(234)	956
Balance at December 31, 2016	1,145	25,104	(4,650)	25,533	(18,879)	28,253
Amounts recognized in our Consolidated Financial Statements are calculated at the level of each subsidiary within our Consolidated Financial Statements. As at December 31, 2014, 2015 and 2016, the valuation allowance against net deferred income taxes amounted to €21.5 million, €21.9 million and €18.9 million, which related mainly to Criteo Corp. (€10.0 million, €11.4 million and €0.9 million, respectively), Criteo do Brasil (€2.1 million, €3.6 million and €3.4 million, respectively), Criteo Ltd (€6.3 million, €4.3 million and €4.4 million, respectively), Criteo China (€0.6 million, €1.3 million and €3.5 million, respectively) and Criteo France (€0.6 million, €0.6 million and €2.8 million, respectively).
The main changes that occurred in 2016 relate to the recognition of deferred tax assets for Criteo Corp. tax losses and temporary differences in connection with the 3-year tax plan (€7.7 million).
The Group has various net operating loss carryforwards in the U.S. and China for €14.1 million and €3.4 million, respectively, which begin to expire in 2030 and 2019, respectively. The Group has net operating loss carryforwards in the United Kingdom of €4.5 million which have no expiration date.
Current tax assets
The total amount corresponds to prepayments of income taxes by Criteo do Brasil Ltda.

Annex C-35

Note 12 – Categories of Financial Assets and Liabilities
Financial Assets
The following schedules disclose our financial assets categories for the presented periods:

	December 31, 2014
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	9,494	9,494	9,494
Trade receivables, net of allowances	158,633	158,633	158,633
Other current assets	21,021	21,021	21,021
Cash and cash equivalents	289,784	—	289,784
Total	478,932	189,148	478,932

	December 31, 2015
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	15,784	15,784	15,784
Trade receivables, net of allowances	240,264	240,264	240,264
Other current assets	41,944	41,944	41,944
Cash and cash equivalents	324,733	—	324,733
Total	622,725	297,992	622,725

	December 31, 2016
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	16,155	16,155	16,155
Trade receivables, net of allowances	376,862	376,862	376,862
Other current assets	68,792	68,792	68,792
Cash and cash equivalents	256,447	—	256,447
Total	718,256	461,809	718,256

Annex C-36

Financial Liabilities

The following schedules disclose our financial liabilities categories for the presented periods:

	December 31, 2014
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	12,174	12,174
including derivative instruments	612	612
Trade Payables	135,557	135,557
Other current liabilities	63,719	63,719
Total	211,450	211,450

	December 31, 2015
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	9,578	9,578
including derivative instruments	508	508
Trade Payables	226,304	226,304
Other current liabilities	80,361	80,361
Total	316,243	316,243

	December 31, 2016
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	81,188	81,188
including derivative instruments	1,867	1,867
Trade Payables	347,016	347,016
Other current liabilities	123,294	123,294
Total	551,498	551,498

Annex C-37

Note 13 – Goodwill

(In thousands of euros)	Goodwill

Balance at January 1, 2015	22,944
Additions to goodwill	14,652
Currency translation adjustment	957
Balance at December 31, 2015	38,553
- Gross value at end of period	38,553

Balance at January 1, 2016	38,553
Additions to goodwill	150,636
Currency translation adjustment	9,481
Balance at December 31, 2016	198,670
- Gross value at end of period	198,670
On November 9, 2016, Criteo Corp., the Group's U.S. subsidiary, completed the acquisition of all of the outstanding shares of Hooklogic, a New York-based company connecting many of the world's largest ecommerce retailers with consumer brand manufacturers. The total consideration paid was €226.9 million ($250.1 million) for the acquisition of shares. The acquisition was financed by (i) a €68.3 million ($75.0 million) amount drawn on the Revolving Credit Facility entered into in September 2015 and (ii) a €158.6 million ($175.1 million) amount financed by available cash resources. The purchase price allocation is in progress, a preliminary valuation of the fair value of HookLogic's assets acquired and liabilities assumed has been performed as of December 31, 2016. Provisional goodwill amounted to €156.8 million ($165.3 million), subject to post-closing working capital adjustments. Once this valuation analysis is finalized, the estimate of the fair value of the assets acquired and liabilities assumed may be adjusted. In addition, acquisition costs amounting to €2.0 million ($2.2 million) were fully expensed as incurred.

(In millions of euros)
Intangible assets	79.4
Property, plant and equipment	1.1
Non-current financial assets	0.3
Trade receivables	26.5
Other current assets	0.9
Cash and cash equivalents	17.8
Financial liabilities	(6.7)
Trade payables	(35.1)
Other currents liabilities	(4.4)
Total identifiable net assets	79.8
Cash paid	(226.9)
Currency translation adjustments	(9.7)
Goodwill HookLogic as of December 31, 2016	(156.8)

Annex C-38

On May 31, 2016, the Group acquired all of the outstanding shares of Monsieur Drive SAS, a Paris-based company building advertising products for the consumer packaged goods vertical. The total consideration paid was €4.6 million for the acquisition of the shares, financed by available cash resources at the acquisition date. The purchase price allocation is in progress, a preliminary valuation of the fair value of Monsieur Drive's assets acquired, liabilities assumed and the related allocation of purchase price has been performed as of December 31, 2016, resulting in the identification of a technology asset of €1.2 million and a related deferred tax liability of €0.2 million. Provisional goodwill has been valued at €3.5 million. Acquisition costs were fully expensed as incurred for a total amount of €0.2 million.
On February 17, 2015, the Group acquired all of the outstanding shares of DataPop, Inc., a Los Angeles-based company specializing in the optimization of shopping campaigns on large search engines. The total consideration paid was €16.0 million ($22.0 million), including €2.7 million ($3.7 million) as cash advances and €13.3 million ($18.3 million) for the acquisition of shares. As a result of the purchase price allocation, a technology asset of €6.8 million ($7.8 million) was identified. Residual goodwill has been valued at €14.7 million ($16.7 million). Acquisition costs amounting to €0.5 million were fully expensed as incurred.
On April 7, 2014, the Group acquired all the outstanding shares of AdQuantic, a bidding technology company headquartered in Paris. The total consideration paid for the acquisition was €3.0 million paid in cash at the acquisition date. Consequently, as of December 31, 2014, further to the purchase price allocation, goodwill was recognized for €2.8 million corresponding to the workforce and know-how acquired. Acquisition costs amounting to €0.1 million were fully expensed as incurred.
On February 19, 2014, the Group acquired all the outstanding shares of Tedemis, a leading provider of realtime personalized email marketing solutions that help advertisers turn web visitors into customers. The total consideration paid for the acquisition was €21.0 million composed as follows: €17.0 million paid in cash at the acquisition date and €4.0 million as deferred consideration, contingent upon certain milestones over a 2 year period. As of December 31, 2014, further to the purchase price allocation, the following assets have been identified: technology for €2.8 million, cookie pool for €4.6 million and related deferred taxes for €2.3 million. Residual goodwill has been valued at €15.6 million. Acquisition costs were fully expensed as incurred for a total amount of €0.4 million, of which €0.1 million was incurred during the period ended December 31, 2013.
As at December 31, 2014, 2015 and 2016, the Company did not recognize any goodwill impairment as the recoverable value of the cash generating unit exceeded significantly its carrying value.

Annex C-39

Note 14 – Intangible assets

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Software	Technology and customer relationships	Construction in Progress	Total

Balance at January 1, 2015	4,218	6,059	283	10,560
Additions to intangible assets	5,091	500	1,057	6,648
Disposal of intangible assets	—	—	—	—
Amortization expense	(3,274)	(5,963)	—	(9,237)
Change in consolidation scope	2	6,815	—	6,817
Currency translation adjustment	—	338	—	338
Transfer into service	283	—	(283)	—
Balance at December 31, 2015	6,320	7,749	1,057	15,126

- Gross value at end of period	14,570	17,025	1,057	32,652
- Accumulated depreciation and impairment at end of period	(8,250)	(9,276)	—	(17,526)

Balance at January 1, 2016	6,320	7,749	1,057	15,126
Additions to intangible assets	7,204	500	—	7,704
Amortization expense	(3,115)	(4,490)	—	(7,605)
Change in consolidation scope	2	81,041	715	81,758
Currency translation adjustment	—	645	29	674
Transfer into service	393	—	(393)	—
Balance at December 31, 2016	10,804	85,445	1,408	97,657

- Gross value at end of period	21,602	99,144	1,408	122,154
- Accumulated depreciation and impairment at end of period	(10,798)	(13,699)	—	(24,497)

Additions to software consist mainly of internal-use software and IT licenses. Additions to technology and customer relationships relate to a preliminary valuation of Monsieur Drive and HookLogic identified intangibles, as the purchase price allocation is in progress as of December 31, 2016 (classified under “Change in consolidation scope”). Amortization on technology and customer relationships relates to Monsieur Drive, Datapop, Tedemis and Ad-X Limited intangibles resulting from business combinations.

Annex C-40

Note 15 – Property, Plant and Equipment

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Fixtures and fittings	Furniture and equipment	Construction in progress	Total

Balance at January 1, 2015	2,060	39,035	1,932	43,027
Additions to tangible assets	12,094	45,862	3,598	61,554
Disposal of tangible assets	(47)	(44)	—	(91)
Amortization expense	(1,659)	(29,299)	—	(30,958)
Change in consolidation scope	27	64	—	91
Currency translation adjustments	(8)	2,118	29	2,139
Transfer into service	707	622	(1,329)	—
Balance at December 31, 2015	13,174	58,358	4,230	75,762

- Gross value at end of period	14,648	115,706	4,230	134,584
- Accumulated depreciation and impairment at end of period	(1,474)	(57,348)	—	(58,822)

Balance at January 1, 2016	13,174	58,358	4,230	75,762
Additions to tangible assets	5,590	52,282	10,820	68,692
Disposal of tangible assets	(137)	(2,726)	—	(2,863)
Amortization expense	(3,926)	(36,733)	—	(40,659)
Change in consolidation scope	77	367	—	444
Currency translation adjustments	155	1,054	423	1,632
Transfer into service	2,298	1,159	(3,457)	—
Balance at December 31, 2016	17,231	73,761	12,016	103,008

- Gross value at end of period	22,956	169,841	12,016	204,813
- Accumulated depreciation and impairment at end of period	(5,725)	(96,080)	—	(101,805)
The increase in property plant and equipment (gross book value and accumulated depreciation) mainly includes server equipment in the French, American and Japanese subsidiaries where the Company’s data centers are located as well as fit out of new office locations in the United States and Singapore.
Note 16 – Non-Current Financial Assets
Non-current financial assets are mainly composed of (i) an interest-bearing bank deposit amounting to €6.3 million, which is pledged to the benefit of a bank in order to secure the first-demand bank guarantee in connection with our headquarters premises, and (ii) guarantee deposits for office rentals in France, Spain, the United Kingdom, the United States, Japan, China and Singapore.

Annex C-41

Note 17 - Trade Receivables

The following table shows the breakdown in trade receivables net book value for the presented periods:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Trade accounts receivables	161,870	246,017	387,864
Less allowance for doubtful accounts	(3,237)	(5,753)	(11,002)
Net book value at end of period	158,633	240,264	376,862

Changes in allowance for doubtful accounts are summarized below:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Balance at beginning of period	(1,833)	(3,237)	(5,753)
Provision for doubtful accounts	(1,695)	(2,398)	(8,946)
Reversal of provision	686	—	4,034
Change in consolidation scope	(326)	(85)	(201)
Currency translation adjustment	(69)	(33)	(136)
Balance at end of period	(3,237)	(5,753)	(11,002)
Note 18 – Other Current Assets

The following table shows the breakdown in other current assets net book value for the presented periods:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Prepayments to suppliers	546	2,548	2,314
Employee-related receivables	10	86	92
Taxes receivables	16,101	27,144	50,225
Other debtors	1,051	3,462	3,223
Prepaid expenses	3,313	8,704	12,938
Gross book value at end of period	21,021	41,944	68,792
Net book value at end of period	21,021	41,944	68,792
Taxes receivables are primarily composed of VAT receivables and research tax credit receivables. Prepaid expenses mainly consist of office rental advance payments.

Annex C-42

Note 19 – Cash and Cash Equivalents
Consolidated statement of the financial position

The following table presents for each reported period, the breakdown of cash and cash equivalents :

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Money market funds	129,073	49,773	30,061
Interest-bearing bank deposits	20,559	104,829	83,570
Cash & cash equivalents	140,152	170,131	142,816
Total Cash & cash equivalents	289,784	324,733	256,447
The short-term investments included investments in money market funds and interest–bearing bank deposits which met IAS 7 — Statement of Cash flows criteria: short-term, highly liquid investments, for which the risks of changes in value are considered to be insignificant.
Consolidated cash flow statement
At December 31, 2016, the breakdown of « cash & cash equivalents » presented in the consolidated cash flow statement can be reconcilied with the financial statement position as follows :

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Cash & cash equivalents	289,784	324,733	256,447
Net cash and cash equivalents	289,784	324,733	256,447

Annex C-43

Note 20 – Common shares

The Group manages its capital to ensure that entities in the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
Our capital structure consists of financial liabilities (net debt) and equity (issued capital, reserves, retained earnings and non-controlling interests).
The Group is not subject to any externally imposed capital requirements.
Issued Capital
As of December 31, 2016, the Parent company’s share capital was composed of 63 978 204 ordinary shares, each with a nominal value of €0.025, i.e. a total amount of 1 599 455 euros.

Change in Number of Shares

Change in number of shares	Number of ordinary shares

Balance at January 1, 2015	60,902,695
Issues of shares under share option plans and free share plans (1)	1,568,186
Balance at December 31, 2015	62,470,881

Balance at January 1, 2016	62,470,881
Issues of shares under share option plans and free share plans (2)	1,507,323
Balance at December 31, 2016	63,978,204
(1) Adopted by the Board of Directors on January 29, 2015, March 19, 2015, April 30,2015, July 30, 2015, October 29, 2015 and December 17, 2015
(2) Adopted by the Board of Directors on January 29, 2016, February 25, 2016, April 20,2016, June 28, 2016, July 28, 2016, October 27, 2016 and November 9, 2016

Annex C-44

Note 21 – Earnings Per Share
Basic Earnings Per Share
The Group calculates basic earnings per share by dividing the net income for the period attributable to shareholders of the Parent company by the weighted average number of shares outstanding.

	December 31, 2014	December 31, 2015	December 31, 2016
Net income attributable to shareholders of Criteo S.A.	34,354	54,296	74,599
Weighted average number of shares outstanding	58,928,563	61,835,499	63,337,792
Basic earnings per share	0.58	€0.88	€1.18	€
Diluted Earnings Per Share
The Group calculates diluted earnings per share by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued from share-based compensation plans (see note 9). There were no other potentially dilutive instruments outstanding as of December 31, 2014, 2015 and 2016. Consequently all potential dilutive effects from shares are considered.
For each period presented, a contract to issue a certain number of shares (i.e. share option, share warrant, restricted share award or BSPCE contracts) is assessed as potentially dilutive, if it is “in the money” (i.e., the exercise or settlement price is inferior to the average market price).

	December 31, 2014	December 31, 2015	December 31, 2016
Net income attributable to shareholders of Criteo S.A.	34,354	54,296	74,599
Weighted average number of shares outstanding of Criteo S.A.	58,928,563	61,835,499	63,337,792
Dilutive effect of :	3,137,136	2,939,608	1,974,914
- Restricted share awards	—	—	1,678,229
- Share options (OSA) and BSPCE	2,997,512	2,805,709	215,752
- Share warrants (BSA)	139,624	133,899	80,933
Weighted average number of shares outstanding used to determine diluted earnings per share	62,065,699	64,775,106	65,312,706

Diluted earnings per share	0.55	€0.84	€1.14	€

Annex C-45

Note 22 – Employee Benefits

Defined Benefit Plans
According to the French law and the Syntec Collective Agreement, French employees are entitled to compensation paid on retirement.
The following table summarizes the changes in the projected benefit obligation:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Defined Benefit Obligation present value - Beginning of period	925	1,025	1,328
Service cost	371	398	474
Finance cost	25	20	33
Actuarial losses (gains)	(386)	(115)	1,205
Change in consolidation scope	90	—	16
Defined Benefit Obligation present value - End of period	1,025	1,328	3,056
The Company does not hold any plan assets for any of the periods presented. The reconciliation of the changes in the present value of projected benefit obligation with the Consolidated Statement of Income for the presented periods is illustrated in the following table:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Service cost	(371)	(398)	(474)
- Research and development expenses	(126)	(147)	(191)
- Sales and operations expenses	(142)	(138)	(130)
- General and administrative expenses	(103)	(113)	(153)
Finance cost	(25)	(20)	(33)
- Finance income (expense)	(25)	(20)	(33)
Actuarial (losses) gains	386	115	(1,205)
- Other comprehensive (loss) income	386	115	(1,205)
The main assumptions used for the purposes of the actuarial valuations are listed below:

	December 31, 2014	December 31, 2015	December 31, 2016
Discount rate (Corp AA)	1.50%	2.50%	1.90%
Expected rate of salary increase	5.00%	5.00%	5.00%
Expected rate of social charges	44% - 47,60%	48% - 51%	49% - 51%
Estimated retirement age	65 years	65 years	Progressive table
Life table	INSEE - 2007-2009	TGHF 2005	TH-TF 2000-2002 shifted
Staff turnover assumptions	0 - 15%	0 - 15%	0 - 10,5%
Defined Contribution Plans
The total expense represents contributions payable to these plans by us at specified rates.

Annex C-46

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Defined contributions plans included in personnel expenses	(4,917)	(7,504)	(9,993)

Note 23 – Financial Liabilities
The changes in current and non-current financial liabilities during the periods ended December 31, 2016 are illustrated in the following schedules:

(In thousands of euros)	December 31, 2015	New borrowings	Repayments	Change in scope	Other (2)	Currency translation adjustment	December 31, 2016
Borrowings (1)	3,005	71,151	—	—	(731)	—	73,425
Other financial liabilities	—	—	—	—	203	—	203
Non current portion	3,005	—	—	—	(528)		73,628
Borrowings (1)	5,485	5,282	(12,792)	6,412	731	121	5,239
Financial liabilities relating to finance leases	21	—	(24)	—	—	3	—
Other financial liabilities	559	58	(262)	289	(203)	13	454
Derivatives	508	—	—	—	1,359	—	1,867
Current portion	6,573	5,340	(13,078)	6,701	1,887	137	7,560
Borrowings (1)	8,490	76,433	(12,792)	6,412	—	121	78,664
Financial liabilities relating to finance leases	21	—	(24)	—	—	3	—
Other financial liabilities	559	58	(262)	289	—	13	657
Derivatives	508	—	—	—	1,359	—	1,867
Total	9,578	76,491	(13,078)	6,701	1,359	137	81,188
(1) Accrued interest
(2) Includes reclassification from non-current to current portion based on maturity of financial liabilities

We are party to several loan agreements and revolving credit facilities, or RCF, with third-party financial institutions. Our loans and RCF agreements are presented in the table below:

Nature	Nominal / Authorized amounts (in thousands)	Amount drawn as of December 31, 2016 (in thousands)	Interest rate	Settlement date

BPI loan
February 20, 2014	3 000 €	N/A	Fixed: 2,09%	May 31, 2020
BPI RCF
February 20, 2014	2 000 €	50 €	Floating rate: EURIBOR 3M + 0,7% 0,39% as of December 31, 2016	February 28, 2017
China HSBC RCF
May 12, 2015	40 000 RMB	30 000 RMB	Floating rate: +10% 4.79% as of December 31, 2016	N/A
Bank syndicate RCF
September 24, 2015	250 000 €	75 000 $	Floating rate : EURIBOR/LIBOR + margin depending on leverage ratio 1,73% as of December 31, 2016	September 23, 2020

Annex C-47

In September 2015, Criteo entered into a five year revolving credit facility for general corporate purposes, including acquisitions, for a maximum amount of €250 million ($263.5 million), with a bank syndicate composed of Natixis, Le Credit Lyonnais (LCL) (facility agent), HSBC France, Société Générale and BNP Paribas . This multi-currency revolving credit facility bears interest at Euribor or the relevant Libor plus a variable margin (adjusted on the basis of the leverage ratio). As of December 31, 2016, €68.0 million ($75.0 million) had been drawn.
Criteo was party to a loan agreement with Le Credit Lyonnais, or LCL, to finance certain capital expenditures. The outstanding principal and interest were payable in equal monthly installments and matured in June 2016. As a result, at December 31, 2016, the loan agreement was fully repaid.
In February 2014, Criteo entered into an agreement with Bpifrance Financement (French Public Investment Bank) to support its development. This is a fixed rate seven-year term loan for €3.0 million which will be amortized quarterly after a two-year grace period.
In February 2014, Criteo also entered into a three-year RCF with Bpifrance Financement (French Public Investment Bank). Upon origination, this agreement allowed for a maximum amount of €3.0 million in the first year, decreasing by €1.0 million in each subsequent year. As of December 31, 2016, Criteo is authorized to draw €1.0 million. The interest rate is Euribor 3 months plus a 0.70% margin. A 0.30% commitment fee is due on a quarterly basis depending on the amount used. At December 31, 2016, €0.1 million had been drawn.
In October 2014, and as amended in May 2015, Criteo entered into a revolving loan facility with HSBC to support the development of the Chinese subsidiary for a total amount RMB 40.0 million (€5.5 million). Interest is determined at a rate equal to the benchmark lending rate effective on the loan drawdown date promulgated by the People’s Bank of China with a 10% mark up and payable when the loan matures. At December 31, 2016, RMB 30 million (€4.1 million) had been drawn.
All of these loans are unsecured and contain customary events of default but do not contain any affirmative, financial or negative covenants, with the exception of the September 2015 revolving credit facility which contains covenants, including compliance with a total net debt to adjusted EBITDA ratio and restrictions on the incurrence of additional indebtedness. At December 31, 2016, we were in compliance with the required leverage ratio.

Annex C-48

Note 24 – Net debt

The company net debt is calculated by offsetting the cash and cash equivalents from the financial liabilities.
As shown in note 5 and 19, the market risk is monitored by management, who define the management policy regarding the consolidated net debt in terms of liquidity, interest rates, exchange rates and counterparty risk for the upcoming months and analyzes the previous events (realized transactions, financial results).
The following tables show the maturity and allocation by currency of our financial liabilities and cash and cash equivalents.
Net debt by maturity

(In thousands of euros)	Carrying value	Maturity
		2017	2018	2019	2020	2021	2022
Borrowings (1)	78,664	5,238	775	600	71,751	300	—
Other financial liabilities	657	454	—	203	—	—	—
Derivatives	1,867	1,867	—	—	—	—	—
Financial liabilities	81,188	7,559	775	803	71,751	300	—
Cash and cash equivalents	(256,447)	(256,447)	—	—	—	—	—
Net financial debt	(175,259)	(248,888)	775	803	71,751	300	—
(1) Accrued interest
Net debt by currency

(In thousands of euros)	Carrying value	Currency
		EUR	GBP	USD	CNY	JPY	KRW	Others
Borrowings (1)	78,664	3,120	—	71,394	4,150	—	—	—
Other financial liabilities	657	428	—	229	—	—	—	—
Derivatives	1,867	1,867	—	—	—	—	—	—
Financial liabilities	81,188	5,415	—	71,623	4,150	—	—	—
Cash and cash equivalents	(256,447)	(187,836)	(2,739)	(28,115)	(2,916)	(16,428)	(2,403)	(16,010)
Net financial debt	(175,259)	(182,421)	(2,739)	43,508	1,234	(16,428)	(2,403)	(16,010)
(1) Accrued interest

Annex C-49

Note 25 – Contingencies

(In thousands of euros)	Provision for employee related litigation	Provision for tax related litigation	Other provisions	Total

Balance at January 1, 2015	643	488	—	1,131
Charges	181	40	342	563
Provision used	(439)	—	—	(439)
Provision released not used	(167)	(488)	—	(655)
Currency translation adjustments	3	—	11	14
Balance at December 31, 2015	221	40	353	614
Charges	606	—	150	756
Provision used	(363)	—	(43)	(406)
Provision released not used	—	(40)	(313)	(353)
Currency translation adjustments	—	—	10	10
Balance at December 31, 2016	464	—	157	621
Of which current	464	—	157	621
The amount of the provisions represent management’s best estimate of the future outflow. Provisions are mainly in relation to employee-related litigation and other provisions which consist of estimated restoration costs following the end of leases in 2015 and 2016.

Note 26 – Other Current Liabilities

Other current liabilities are presented in the following table:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Clients' prepayments	3,362	5,735	8,705
Employee-related payables	25,815	38,831	53,007
Taxes payable	23,721	27,266	41,616
Accounts payable relating to capital expenditures	10,376	7,382	14,689
Other creditors	86	1,001	2,316
Deferred revenues	359	146	2,961
Total	63,719	80,361	123,294

Annex C-50

Note 27 – Commitments and contingencies

Future payment obligations under non-cancellable operating leases as of December 31, 2016 are listed below:

(In thousands of euros)	Less than 1 year	1 to 5 years	5 years +	Total

Property leases
Minimum payments for property leases at December 31, 2016	31,525	92,631	47,007	171,163

Hosting services
Minimum for hosting services at December 31, 2016	48,344	46,417	—	94,761

Other leases
Minimum payments for other leases at December 31, 2016	3,982	4,660	—	8,642
Operating Lease Expenses
Operating lease expenses relating to our offices totaled €29.0 million, €21.3 million and €14.2 million for the years ended December 31, 2016, 2015, and 2014, respectively.
Hosting costs totaled €37.9 million, €27.4 million, and €18.7 million for the years ended December 31, 2016, 2015, and 2014, respectively.
Revolving Credit Facilities, Credit Lines Facilities and Bank Overdrafts
As mentioned in Note 23, Criteo is party to three RCFs including one with BPI France, for which we can draw up to €1,0 million, one with HSBC for which we can draw up to RMB 40.0 million (€5.5 million), and one with a syndicate of banks which allow us to draw up to €250.0 million. As of December 31, 2016, €0.1 million, RMB 30.0 million (€4.1 million), and €71.1 million ($ 75.0 million) had been drawn, respectively.
All of these credit facilities are unsecured and contain customary events of default but do not contain any affirmative, financial or negative covenants, with the exception of the €250.0 million RCF which contains covenants, including compliance with a total net debt to adjusted EBITDA ratio and restrictions on incurring additional indebtedness. At December 31, 2016, we were in compliance with the required leverage ratio.
We are also party to short-term credit lines and overdraft facilities with HSBC plc, and LCL. We are authorized to draw up to a maximum of €9.4 million in the aggregate under the short-term credit lines and overdraft facilities. As of December 31, 2016, we had not drawn on any of these facilities. Any loans or overdraft under these short-term facilities bear interest based on the one month EURIBOR rate or three month EURIBOR rate. As these facilities are exclusively short-term credit and overdraft facilities, our banks have the ability to terminate such facilities on short notice.

Annex C-51

Note 28 – Related Parties

During its meeting on December 17, 2015, the Board of Directors decided to separate the functions of Chairman of the Board and Chief Executive Officer. Effective January 1, 2016, Jean-Baptiste Rudelle became Executive Chairman of the Board and Eric Eichmann was appointed Chief Executive Officer. In the exercise of his responsibilities, he is assisted by Benoit Fouilland, Chief Financial Officer, and Romain Niccoli, Chief Product Officer.
On October 26, 2016, Romain Niccoli resigned as Chief Product Officer, with effect from December 31, 2016.
The Executive Officers as of December 31, 2016 are:

•	Jean-Baptiste Rudelle—Executive Chairman

•	Romain Niccoli—Chief Product Officer

•	Benoit Fouilland—Chief Financial Officer

•	Eric Eichmann—Chief Executive Officer

Total compensation for the Executive Officers, including social contributions, is summarized in the following table:

(In thousands of euros)	December 31, 2014	December 31, 2015	December 31, 2016
Short-term benefits	(3,125)	(2,766)	(2,489)
Long-term benefits	(182)	(221)	(175)
Share-based compensation	(2,481)	(4,143)	(6,468)
Total	(5,789)	(7,130)	(9,132)
1) Wages, bonuses and other compensations
2) Pension defined benefit plan

For the year ended December 31, 2016, 2015 and 2014, there were no material related party transactions.

Note 29 – Subsequent Events

The Company evaluated subsequent events that occurred after December 31, 2016 through the date of issuance of the Consolidated Financial Statements and determined that there are no significant events that require adjustments or disclosure in such Consolidated Financial Statements.

Annex C-52

APPENDIX A
2016 STOCK OPTION PLAN
Please note that because we are a French company, the full text of the 2016 Stock Option Plan included in this Appendix A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

SUMMARY

1.	Purpose of the Plan	3

2.	Definitions	3

3.	Shares Subject to the Plan	7
	(a) Number of Shares Available for Grants.	7

4.	Administration of the Plan	7
	(a) General	8
	(b) Powers of the Administrator	8
	(c) Effect of Administrator’s Decision	9

5.	Limitations	9

6.	Term of Plan	10

7.	Term of Options	10

8.	Option Exercise Price and Consideration	10
	(a) Subscription or Purchase Price	10
	(b) Prohibition on Repricing	11
	(c) Vesting Period, Minimum Vesting Period and Exercise Dates.	11
	(d) Form of Consideration	11

9.	Exercise of Options	12
	(a) Procedure for Exercise; Rights as a Shareholder	12
	(b) Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months	13
	(c) Termination of the Optionee’s Continuous Status as Beneficiary	13
	(d) Disability of Optionee	13

10.	Non-Transferability of Options	14

11.	Adjustments Upon Changes in Capitalization, Dissolution	14
	(a) Changes in Capitalization	14
	(b) Dissolution or Liquidation	14

12.	Change in Control	15
	(a) Assumption or Substitution of Options	15
	(b) Cashout of Options	16
	(c) Plan Binding on Successors	16

Appendix A-1

13.	Grant	16

14.	Amendment, Modification and Termination of the Plan	17
	(a) Amendment and Termination	17
	(b) Shareholders’ approval	17
	(c) Effect of amendment or termination	17

15.	Clawback	17

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares	17
	(a) Legal Compliance	17
	(b) Investment Representations	17

17.	Liability of Company	18

18.	Shareholder Approval	18

19.	Law, Jurisdiction	18

Exhibit A - Stock Option Grant Agreement
Part I - Notice of Stock Option Grant
Part II - Terms and Conditions

Appendix A-2

CRITEO
2016 STOCK OPTION PLAN

1.	Purpose of the Plan
Pursuant to its decision, taken on April 7, 2016 as approved by the Company's combined shareholders' general meeting of June 29, 2016, the Board decided, in compliance with the provisions of articles L. 225-177 et. seq. of the French Commercial Code, to adopt the 2016 stock option plan of the Company (the “Criteo 2016 Stock Option Plan”), the terms and conditions of which are set out below.
The purpose of the Plan is to:

•	attract and retain the best available personnel for positions of substantial responsibility;

•	provide additional incentive to Beneficiaries; and

•	promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.

2.	Definitions
(a)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(b)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225-180 of the French Commercial Code as follows:

•	entities of which at least ten per cent (10%) of the share capital or voting rights is held directly or indirectly by the Company;

•	entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and

•
entities of which at least fifty per cent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

(c)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S. laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws. Leaves of absence requiring prior approval from the Company shall include leaves of more than three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed three

Appendix A-3

(3) months, unless reemployment upon expiration of such leave is guaranteed by statute contract or Company policies. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company.
(d)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws and the Code in force in the United States of America.
(e)“Beneficiary” means the chairman of the board of directors (président du conseil d’administration), the general manager (directeur général) and the deputy general managers (directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.
(h)“Code” means the United States Internal Revenue Code of 1986, as amended.
(i)“Company” means CRITEO, a société anonyme organized under the laws of the Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.

Appendix A-4

(j)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the Beneficiary and the Company or any Affiliated Company is not terminated. Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii) transfers between locations of the Company or between the Company or any Affiliated Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(k)“Date of Grant” means the date of the decision of the Board to grant the Options.
(l)“Disability” means a disability declared further to a medical examination provided for in article R. 4624-21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholder Authorization:

(i)
the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five per cent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the day of the Board's decision to grant the Options,

(ii)
for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares. are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and Section 409A of the Code with respect to Options not intended to be Incentive Stock Options,

Appendix A-5

Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised. However, if the Company carries out any of the actions mentioned in article L. 225-181 of the French Commercial Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228-99 of the French Commercial Code. In the case of issuance of securities giving access to the share capital (valeurs mobilières donnant accès au capital), as well as in case of Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.

(o)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(p) “Non-Statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
(q)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
(r)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(s)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(t)“Option Agreement” means a written agreement entered into between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(u)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v)“Plan” means the Criteo 2016 Stock Option Plan as approved by the Board on April 7, 2016.
(w)“Share” means one ordinary share (action ordinaire) of the Company.

Appendix A-6

(x)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(y)“Share Capital” means the issued and paid up capital of the Company.
(z)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aa)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(ab)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.

3.	Shares Subject to the Plan
(a)Number of Shares Available for Grants.

(i)
Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization. For Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000. The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or Shares purchased on the open market.

(ii)	Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than 1,570,000 Shares.

(iii)
Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.

(iv)	Shares may not be withheld by the Company as full or partial payment in connection with any Option under the Plan or to satisfy the tax withholding obligations related to an Option under the Plan.

4.	Administration of the Plan
(a)General.
The Plan shall be administered by the Administrator.
(b)Powers of the Administrator.

Appendix A-7

Subject to the provisions of the French Commercial Code, the Shareholders Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Shares, in accordance with Section 2(n) of the Plan;

(ii)	to determine the Beneficiaries to whom Options may be granted hereunder;

(iii)	to select the Beneficiaries and determine whether and to what extent Options are granted hereunder;

(iv)	to approve or amend forms of agreement for use under the Plan;

(v)
to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;

(vi)	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)
to modify or amend each Option (subject to the provisions of Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;

Appendix A-8

(ix)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(x)	to determine the terms and restrictions applicable to Options; and

(xi)	to make all other determinations deemed necessary or appropriate for administering the Plan.
(c)Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees.

5.	Limitations
(a)U.S. Beneficiaries.

(i)
In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. Incentive Stock Options may only be granted to Beneficiaries of the Company or a Subsidiary who meet the definition of “employees” under Section 3401(c) of the Code.

(ii)
The aggregate Fair Market Value of the Shares covered by Incentive Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000. To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Values of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as Non-Statutory Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair Market Value of the Shares shall be determined as of the Date of the Grant.

(iii)
Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an "eligible issuer of service recipient stock" and the shares are "service recipient stock", each within the meaning of Section 409A of the Code.

(b)The Options are governed by articles L. 225-177 and following of the French Commercial Code. They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.

Appendix A-9

(c)Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive Options under the Plan.

6.	Term of Plan
Subject to the approval of the shareholders of the Company in accordance with Section 17 of the Plan, the Plan shall be effective and Options may be granted as of June 29, 2016 (the “Effective Date”). The Plan has been adopted by the Board on April 7, 2016. It shall continue in effect until the tenth (10th) anniversary of the Effective Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan.

7.	Term of Options
The term of each Option shall be stated in the Notice of Grant as ten (10) years from the Date of Grant, in accordance with the Shareholders Authorization or, in case of death or Disability of the Optionee during such ten (10)-year period, six (6) months from the death or Disability of the Optionee in accordance with French law, provided that such six (6) month period shall not extend the term of the Option beyond the original ten (10) year period.

8.	Option Exercise Price and Consideration
(a)Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the Fair Market Value.

i.
In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii);

Appendix A-10

ii.
In the case of a Non-Statutory Stock Option or Incentive Stock Option, not covered by Section 8(a) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii).

(b)Prohibition on Repricing.
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
(c)    Vesting Period, Minimum Vesting Period and Exercise Dates.

(i)
At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.

(ii)
Notwithstanding anything set forth in Section 8(c)(i) to the contrary, Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a) may be granted hereunder (or may be subject to accelerated vesting) without any minimum vesting condition.

(d)     Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of Options, including the method of payment, shall be determined by the Administrator. Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.

(e)    Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant Beneficiary shall,

Appendix A-11

at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the Company or any Affiliated Company an amount equal to the Company or the Affiliated Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).

9.	Exercise of Options
(a)Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share.
Subject to the provisions of Section 8(e) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form (bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d).
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.

Appendix A-12

Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.
In the event an Optionee is on an Agreed Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave began and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this Section 9(b).
(c)Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options, but only within such period of time as is specified in the Notice of Grant, and only for the part of the Options that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary. If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(d)Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

Appendix A-13

(e)Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent these Options are exercisable at the time of death. If, at the time of death, the Optionee was not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

10.	Non-Transferability of Options
An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.	Adjustments Upon Changes in Capitalization, Dissolution
(a)Changes in Capitalization.

i.	In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225-181 of the French Commercial Code as follows:

1.	amortization or reduction of the share capital,

2.	amendment of the allocation of profits,

3.	distribution of free shares,

4.	capitalization of reserves, profits, issuance premiums,

5.	the issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228-99 of the French Commercial Code.

ii.
Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization or any partial or

Appendix A-14

complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Article 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Article 5 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
(b)Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.

12.	Change in Control
(a)Assumption or Substitution of Options.

i.
Unless otherwise provided by the Board, an agreement between the Company or an Affiliated Company and the Optionee or in the Notice of Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine. In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

ii.
For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration

Appendix A-15

chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the Change in Control are freely tradeable on a major stock exchange; and (C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control.
(b)Cashout of Options. Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Option multiplied by (y) the number of Shares granted under the Option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a Change in Control.
(c)Plan Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.

13.	Grant
(a)The Date of Grant of an Option shall be, for all purposes, the date on which the Administrator decides to grant such Option. Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(b)In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone.
The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

Appendix A-16

14.	Amendment, Modification and Termination of the Plan
(a)Amendment and Termination.
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
(b)Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(c)Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15.	Clawback
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares
(a)Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(b)Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Appendix A-17

17.	Liability of Company
(a)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(b)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.

18.	Shareholder Approval
The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and Applicable Laws.

19.	Law, Jurisdiction
This Plan shall be governed by and construed in accordance with the laws of France.
The relevant court of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Beneficiary to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.

Appendix A-18

Exhibit A

CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the 2016 Stock Option Plan (the “Plan”) and this Option Agreement. The Option is governed by articles L. 225-177 and following of the French Commercial Code. The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant[1]:	________________________________
Vesting Commencement Date:	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
Type of Options[2]:	[Incentive Stock Option] [Nonstatutory Stock Option]
Term/Expiration Date[3]	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
______________________________
1. date of the board meeting having allocated the Option
2. [for U.S. Beneficiaries only]
3. Date of expiration of the Option (Section 7 of the Plan), which shall not exceed 5 years for an ISO granted to a 10% owner.

Appendix A-19

Validity of the Options:
The Option will be valid as from the Date of Grant.
Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.2 of Part II of the Stock Option Grant Agreement duly initialed and signed:

•	1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement Date,

•
then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and

•
at the latest within ten (10) years as from the Date of Grant or in case of death or Disability of the Optionee during such ten (10) year period, six (6) months as from the death or Disability of the Optionee.

The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded down to the nearest full number.
If the Optionee fails to exercise the Option in whole or in part within the said period of ten (10) years (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Unless otherwise decided by the Board, upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.
Save as provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above. Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

Appendix A-20

By his or her signature and the signature of the Company’s representative below, the Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement. The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Stock Option Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Appendix A-21

CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS

1.Grant of Options.
1.1The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section 422(d) of the Code, the excess shall be treated as a Non-Statutory Stock Option.]
1.2An Option will be valid as from the Date of Grant.
1.3In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone. The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

2.Exercise of Options.
(a)Right to Exercise. An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Article 10 below:

•	Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).

Appendix A-22

In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
(b)Method of Exercise. An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.
No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 15(a) of the Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year during which the Option is exercised.
3.Method of Payment. Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b) the Optionee provides the Company with either (i) the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Option or purchase the Shares. The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these Terms and Conditions.
4.Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Stock Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

Appendix A-23

5.Term of Options. Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Optionee from Optionee’s compensation paid to Optionee by the Company and/or Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items. Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this section.
8.Nature of Grant. In accepting the grant, Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;

Appendix A-24

(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(d)Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
(e)Optionee is voluntarily participating in the Plan;
(f)the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the Employer, and which is outside the scope of Optionee’s employment contract, if any;
(g)the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
(h)the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j)if the underlying Shares do not increase in value, the Option will have no value;
(k)if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
(l)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Optionee’s employment the Company or the Employer (for any reason whatsoever) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and
(m)in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is

Appendix A-25

effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant. In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.
Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic

Appendix A-26

system established and maintained by the Company or another third party designated by the Company.
11.Severability. The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

OPTIONEE:	CRITEO

Signature	By:

Print Name	Title:

Residence Address

Appendix A-27

APPENDIX B

Please note that because we are a French company, the full text of the plan included in this Appendix B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO

AMENDED AND RESTATED 2015 TIME-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on July 28, 2016

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	6

8.	CHARACTERISITCS OF THE FREE SHARES	7

9.	DELIVERY AND HOLDING OF THE FREE SHARES	7

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	7

11.	INTERMEDIARY OPERATIONS	8

12.	ADJUSTMENT	8

13.	AMENDEMENT OT THE 2015 TIME-BASED PLAN	8

14.	TAX AND SOCIAL RULES	8

15.	MISSCELLANEOUS	8

1.	Implementation of the free share plan
On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Plan, stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code of the Company or any company or economic interest group in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of allocation of said shares. The Original 2015 Time-Based Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Time-Based Plan. On February 25, 2016 the Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 did not become effective until it was approved by the shareholders of the Company on June 29, 2016), on June 28, 2016 and July 28, 2016, the “2015 Time-Based Plan”).

2.	Definitions
Under the present 2015 Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Time-Based Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Time-Based Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 2, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Time-Based Plan;
"Beneficiary"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;
“Board of Directors”	refers to the Company’s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix B-2

“Change in Control”
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Time-Based Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated to the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

“Original 2015 Time-Based Plan”
refers to the version of the 2015 Time-Based Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Time-Based Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;
"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

“Working Day”	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

Appendix B-3

3.	Purpose
The 2015 Time-Based Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Time-Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Time-Based Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries; and

•	to promote the success of the Company's business.

4.	Beneficiaries: Eligible Employees
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees of the Group, together with the indication of the number of Free Shares allocated to each of them.

5.	Notice of the Allocation of the Free Shares
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Time-Based Plan, indicating the number of Free Shares allocated to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation, the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	Vesting Period
6.1.    Principle
(a)    The Free Shares allocated under the 2015 Time-Based Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, subject to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met, except as set forth in Article 6.1(b).
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Time-Based Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)    Unless otherwise determined by the Board of Directors at the time of the Allocation and except with respect to any Beneficiary who is taxable on his/her Company employment income in one of the countries listed in Exhibit 1 at the time of the Allocation (for whom this Article 6.1(b) shall not apply), if the Beneficiary ceases to be an employee or officer of the Group after the one year anniversary of the Allocation Date but prior to (i) the Acquisition Date or (ii) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (i) or (ii), the “First Vesting Date”), then the Beneficiary shall definitively acquire, on the First Vesting Date, a number of Free Shares that is equal to the pro rata portion (measured by the ratio of the (A) total number of calendar days elapsed from the Allocation Date of the relevant Free Shares (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of calendar days between the Allocation Date included and the First Vesting Date (included)) of the number of Free Shares that the Beneficiary would have definitively acquired on the First Vesting Date, had the continued Presence condition set forth in Article

Appendix B-4

6.1(a) been satisfied on such date (rounded down to the nearest whole number). For instance, if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date of his Free Shares and 50% of such Free Shares vest upon the second anniversary thereof, he shall definitely acquire on such second anniversary date 25% (i.e., 365/730 * 50% ) of his Free Shares, with the balance being automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
(c)    In addition to any other powers set forth in the 2015 Time-Based Plan and subject to the provisions of the 2015 Time-Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.5, 6.6 and 6.7 of the 2015 Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Time-Based Plan solely based on a change in control of the Company.
6.2    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.
6.3    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.4    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.4.
6.5    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.
6.6    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.7    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.

Appendix B-5

6.8    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.

ii.
For the purposes of this Article 6.8, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

7.	Holding Period
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Time-Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period (if any) and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.

Appendix B-6

b)At the end of the Holding Period (if any), the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Time-Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.4 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.5 above may be freely transferred as from the date of their final allocation.

8.	Characteristics of the Free Shares
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.

9.	Delivery and holding of the Free Shares
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Time-Based Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10.	Shares subject to plan; individual limitations
10.1    Shares Available for Issuance.
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Time-Based Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Time-Based Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Time-Based Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding any provision of the 2015 Time-Based Plan or the Appendix thereunder to the

Appendix B-7

contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Time-Based Plan.

11.	Intermediary operations
Subject to Article 6.8, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.

12.	Adjustment
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Time-Based Plan.

13.	Amendment to the 2015 Time-Based Plan
13.1    Principle
The present 2015 Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Time-Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	Tax and social rules
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	Miscellaneous
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.

Appendix B-8

15.2    Rights in relation to future free share plans
The fact that a person may benefit from the 2015 Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix B-9

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Time-Based Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Time-Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Time-Based Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.
GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Time-Based Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)    the 2015 Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Time-Based Plan;
(b)    the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the 2015 Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the 2015 Time-Based Plan;
(f)    the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

Appendix B-10

(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Time-Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Time-Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Time-Based Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Time-Based Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Time-Based Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Time-Based Plan or future awards that may be granted under the 2015 Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Time-Based Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
Severability. The provisions of this 2015 Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States
Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.

Appendix B-11

Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Time-Based Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Time-Based Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this 2015 Time-Based Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Time-Based Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the 2015 Time-Based Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the 2015 Time-Based Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under this 2015 Time-Based Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.4 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Time-Based Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Time-Based Plan to the Beneficiary who should seek his or her own tax advice.

Appendix B-12

Exhibit 1
List of Countries

•	Canada

•	Japan

•	Singapore

•	The Netherlands

Appendix B-13

Exhibit 2
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on June 29, 2016, the board of directors of Criteo (the « Company »), during its meeting held on [ ] (the « Grant Date »), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-Based Free Share Plan of the Company (the « 2015 Time-Based Plan »). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Time-Based Plan.
The board of directors granted to you [ ] free ordinary shares of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be issued to you and be your property), has been set at [ ] years as from the Grant Date: [details of vesting scheduled to be inserted]. [Except as provided below], the Shares will thus be definitively acquired at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph).
[In the event you cease to be an employee or officer of the Group after the one year anniversary of the Grant Date but prior to the First Vesting Date, you shall definitively acquire, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of calendar days elapsed from the Allocation Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of calendar days between the Allocation Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have definitively acquired on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated Allocation »).] [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your Allocation as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death of during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

By acknowledging this grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time.
The detailed terms of such grant are described in the 2015 Time-Based Plan, a copy of which is attached hereto. The 2015 Time-Based Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Time-Based Plan and this Allocation Letter. In the event of any conflict between the provisions of this Allocation Letter and the provisions of the 2015 Time-Based Plan, the provisions of the 2015 Time-Based Plan shall govern.
Thank you for sending a copy of the 2015 Time-Based Plan to legal.corporate.all@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix B-14

SIGNATURE PAGE

Acknowledged by:		Date:
(Print Name)

(Sign Name)

Please return a signed copy to legal.corporate.all@criteo.com.

Appendix B-15

APPENDIX C

Please note that because we are a French company, the full text of the plan included in this Appendix C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 PERFORMANCE-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on June 28, 2016

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	9

8.	CHARACTERISTICS OF THE FREE SHARES	10

9.	DELIVERY AND HOLDING OF THE FREE SHARES	10

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	11

11.	INTERMEDIARY OPERATIONS	11

12.	ADJUSTMENT	12

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN	12

14.	TAX AND SOCIAL RULES	12

15.	MISCELLANEOUS	12

Appendix C-1

1.	IMPLEMENTATION OF THE FREE SHARE PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Performance Plan stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of allocation of said shares, as determined by the Board of Directors. The Original 2015 Performance Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Performance Plan. On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015 Performance Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 did not become effective until it was approved by the shareholders of the Company on June 29, 2016) and on June 28, 2016, the “2015 Performance Plan”).

2.	DEFINITIONS
Under the present 2015 Performance Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Performance Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Performance Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Performance Plan;
"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;
"Board of Directors"	refers to the Company’s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix C-2

"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Performance Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

"Original 2015 Performance Plan"
refers to the version of the 2015 Performance Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Performance Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;
"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

Appendix C-3

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	PURPOSE
The 2015 Performance Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Performance Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Performance Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries, including performance incentives; and

•	to promote the success of the Company's business.

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Free Shares allocated to each of them.

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Performance Plan, indicating the number of Free Shares allocated, the Vesting Period, the Holding Period, if any, and the performance goals (as described in Article 6.1 and 6.2).
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Performance Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation; the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	VESTING PERIOD
6.1.    Principle
(a)    The Free Shares allocated under the 2015 Performance Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is (are) met:

Appendix C-4

i.
except as set forth in Article 6.1(b), continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met; and

ii.	attainment of one or more performance goals determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Allocation Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Allocation Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)    Unless otherwise determined by the Board of Directors at the time of the grant, if the Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Allocation Date but prior to (A) the Acquisition Date or (B) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (A) or (B), the “First Vesting Date”), and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the Beneficiary shall definitively acquire, on the First Vesting Date, only those Free Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office. For instance, for an Allocation where 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 1 and 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 2, if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date and the Board determines that, by that date, the Beneficiary has satisfied Performance Target No. 1 at 100% and Performance Target No. 2 at 85%, he shall definitely acquire on such second anniversary date 25% of his Free Shares, with the balance being automatically forfeited. If none of the Performance Targets are met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Allocation will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
(c)    In addition to any other powers set forth in the 2015 Performance Plan and subject to the provisions of the 2015 Performance Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and Performance Targets (as defined below) applicable to any grant and the extent to which such Performance Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.

Appendix C-5

Notwithstanding Articles 6.6, 6.7 and 6.8 of the 2015 Performance Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Performance Plan solely based on a change in control of the Company.
6.2    Performance criteria
The acquisition of any Free Shares granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of performance criteria in accordance with the following terms and conditions (each, a “Performance Grant”):
6.2.1    Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Free Shares acquired by the Beneficiary. Once established with respect to an Allocation intended to qualify as “performance based compensation” under Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”), the Performance Targets and performance award formula applicable to a Beneficiary shall not be changed during the performance period except as permitted by Section 162(m). For any Allocation not intended to qualify as “performance based compensation” under Section 162(m), the Board of Directors shall have full power and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2    Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures
(i)    Determination of Performance Measures. Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)    Calculation of Performance Measures. Except as otherwise determined by the Board of Directors, the Performance Measures applicable to the acquisition of the Free Shares shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable to the acquisition of the Free Shares. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the acquisition of the Free Shares.
(iii)    Types of Performance Measures. Performance Measures may be one or more of the following, as determined by the Board of Directors:

Appendix C-6

(1)    revenue excluding traffic acquisition costs;

(2)	adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities Exchange Commission in the United States;
(3)    cash flow from operating activities;
(4)    stock price;
(5)    completion of identified special project(s); or
(6)    any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission.
(b)    Performance Targets. Where applicable, Performance Targets may be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The Performance Targets may be subject to a threshold level of performance below which no Free Shares will be acquired, levels of performance at which specified numbers of Free Shares will be acquired, and a maximum level of performance above which no additional number of Free Shares will be acquired (or at which full vesting will occur).
6.3    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.
6.4    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.5    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.5.
6.6    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.

Appendix C-7

6.7    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
6.8    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.
6.9    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Allocation shall be deemed to be achieved at target performance levels and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.

Appendix C-8

ii.
For the purposes of this Article 6.9, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Performance Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

7.	HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Performance Plan and will be shareholders of the Company. As a

Appendix C-9

consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period, if any, and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period, if any, the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Performance Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their final allocation.

8.	CHARACTERISTICS OF THE FREE SHARES
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.

9.	DELIVERY AND HOLDING OF THE FREE SHARES
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Performance Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Performance Plan will be held, during the Holding Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Performance Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

Appendix C-10

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available for Issuance
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Performance Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Performance Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Performance Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Performance Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding any provision of the 2015 Performance Plan or the Appendix thereunder to the contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Performance Plan.
10.2    Section 162(m) Allocation Limits
With respect to any Allocation under the present 2015 Performance Plan which is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of an Allocation under the present 2015 Performance Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company an Allocation of Free Shares under the present 2015 Performance Plan, the grant or vesting of which is based on the attainment of performance goals, for more than 1,000,000 Free Shares.

11.	INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).

Appendix C-11

12.	ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Performance Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Performance Plan.

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1    Principle
The present 2015 Performance Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Performance Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Performance Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Performance Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future free share plans

Appendix C-12

The fact that a person may benefit from the 2015 Performance Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Performance Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix C-13

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Performance Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Performance Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.

GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Performance Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

Appendix C-14

Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)    the 2015 Performance Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Performance Plan;
(b)    the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the 2015 Performance Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the 2015 Performance Plan;
(f)    the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Performance Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Performance Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).

Appendix C-15

Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Performance Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Performance Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Performance Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance Plan or future awards that may be granted under the 2015 Performance Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
Severability. The provisions of this 2015 Performance Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States
Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.

Appendix C-16

Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Performance Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Performance Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom. Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the 2015 Performance Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Performance Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments or benefits (including vesting grants) described in the 2015 Performance Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the 2015 Performance Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under the 2015 Performance Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Performance Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Performance Plan to the Beneficiary who should seek his or her own tax advice.

Appendix C-17

Exhibit 1
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery

[Name of Beneficiary],

We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on October 23, 2015, the board of directors of Criteo S.A. (the “Company”), during its meeting held on [ ] (the “Grant Date”), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Performance-Based Free Share Plan of the Company (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [ ] free ordinary shares of the Company (the “Shares”), with a par value of EUR 0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be issued to you and be your property). The Shares may be definitively acquired by you not earlier than [ ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period [(subject to the following paragraph)], and subject to the attainment of the following performance goals: [ ].
[In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall definitively acquire, on the First Vesting Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office. All other Shares will be automatically forfeited.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
By acknowledging this Grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from time to time.
The detailed terms of this Grant are described in the 2015 Performance-Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Performance Plan and this Allocation Letter. In the event of any conflict between the provisions of this Allocation Letter and the provisions of the 2015 Performance Plan, the provisions of the 2015 Performance Plan shall govern.

Appendix C-18

Thank you for sending us a copy of the 2015 Performance Plan to legal.corporate.all@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix C-19

SIGNATURE PAGE

Acknowledged by: _________________________________ Date: _________________
(Print Name)

__________________________________
(Sign Name)

Please return a signed copy to legal.corporate.all@criteo.com.

Appendix C-20

IMPORTANT : avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso / *Before selecting, please see instructions on reverse side.*
Voir en page 3 les projets de résolution soumis à l'Assemblée Générale correspondant à la numérotation ci-dessous / For a description of the matters to be voted upon at the General Meeting and the corresponding numbered resolution on the agenda, please see page 3.

QUELLE QUE SOIT L'OPTION CHOISIE, DATER ET SIGNER AU BAS DU FORMULAIRE / *WHICHEVER OPTION IS USED, DATE AND SIGN AT THE BOTTOM OF THE FORM*

A. ☐ Je désire assister à cette assemblée et demande une carte d'admission. / *I wish to attend the shareholder's meeting and request an admission card.*

B. ☐ J'utilise le formulaire de vote par correspondance ou par procuration ci-dessous. / *I prefer to use the postal voting form or the proxy form as specified below.*

CRITEO

Société anonyme
au capital de 1 599 455,10 Euros
Siège social : 32, rue Blanche
75009 - Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE
Convoquée pour le 28 Juin 2017 à 14h00
Au Siège Social : 32, rue Blanche - 75009 Paris

COMBINED GENERAL MEETING
To be held on June 28th, 2017, at 2:00 p.m.
At the registered Office : 32, rue Blanche - 75009 Paris

CADRE RESERVE / *For Company's use only*

Identifiant / *Account*

Nombre d'actions / *Number of shares*
- Nominatif / *Registered*
  - Vote simple / *single vote*
  - Vote double / *double vote*
- Porteur / *Bearer*

Nombre de voix / *Number of voting rights*

FORMULAIRES DÉDIÉS AUX SOCIÉTÉS EUROPÉENNES / FORM APPLYING TO EUROPEAN COMPANY

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso renvoi (2) - *See reverse (2)*

J'exprime mon choix en noircissant une case par résolution. / *I express my choice by shading one box by resolution.*
PROJETS DE RÉSOLUTIONS AGRÉÉS OU NON PAR LE CONSEIL D'ADMINISTRATION
DRAFT RESOLUTIONS APPROVED OR NOT BY THE BOARD OF DIRECTORS

Agréées par le Conseil d'administration. / *Approved by the Board of Directors*

	1	2	3	4	5	6	7	8	9	10
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**	**25**	**26**				
Pour / *For*	☐	☐	☐	☐	☐	☐				
Contre / *Against*	☐	☐	☐	☐	☐	☐				
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐				

Non agréés / *Not approved.*

A	B
☐	☐
☐	☐
☐	☐
C	**D**
☐	☐
☐	☐
☐	☐
E	**F**
☐	☐
☐	☐
☐	☐
G	**H**
☐	☐
☐	☐
☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée / *in case amendments or new resolutions are proposed during the meeting*
- Je donne pouvoir au Président de l'A.G. de voter en mon nom. / *I appoint the Chairman of the meeting to vote on my behalf* . . ☐
- Je m'abstiens (l'abstention équivaut à un vote contre). / *I abstain from voting (abstention shall be considered as a vote against)* . . ☐
- Je donne procuration (cf. au verso renvoi 4) à M. ou Mme, Raison Sociale. . . . . pour voter en mon nom / *I appoint (see reverse (4)) Mr or Mrs, Corporate Name... to vote on my behalf* ☐

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**

I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE MEETING

cf. au verso renvoi (3) - *See reverse (3)*

☐ **JE DONNE POUVOIR A :** (cf. au verso renvoi (4)) - (soit le conjoint ou le partenaire avec lequel il a été conclu un pacte civil de solidarité, soit un autre actionnaire)
I HEREBY APPOINT (see reverse (4)) - (who may be your spouse, the partner with whom you have entered into a civil union or another shareholder)

M. ou Mme, Raison Sociale
Mr or Mrs, Corporate Name

Adresse - *Address*

Nom, Prénom, Adresse de l'actionnaire (si ces informations figurent déjà sur le formulaire, les vérifier et les rectifier éventuellement)
- Surname, first name, address of the shareholder (if this information is already supplied on this form, please verify and correct if necessary)
Cf. au verso renvoi (1) - *See reverse (1)*

Pour être prise en considération, toute formule doit parvenir au plus tard :
In order to be taken into account, this completed form must be received at the latest sur 1re convocation / *on 1st convening*
24/06/2017

sur 2e convocation / *on 2nd convening*

Date & Signature

à/at BNP PARIBAS SECURITIES SERVICES, CTS Assemblées, Les Grands Moulins de Pantin -
9 rue du Débarcadère - 93761 Pantin Cedex

1

CONDITIONS GÉNÉRALES DE VOTE

(1) GENERAL

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse ; si ces indications figurent déjà sur le formulaire, le signataire doit les vérifier et, éventuellement, les rectifier.

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote. Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R 225-81 du Code de Commerce). Merci de ne pas à la fois voter par correspondance et donner pouvoir au président de l'assemblée ou à un mandataire dénommé [(Article R 225-81 paragraphe 8 (Code de Commerce)]. La version française de ce document fait foi, la version anglaise est fournie à titre d'information uniquement.

(2) SI VOUS CHOISISSEZ DE VOTER PAR CORRESPONDANCE, LES DISPOSITIONS CI-APRES S'APPLIQUENT :

Article L.225-107 du Code de Commerce (extrait) :

"I. Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention sont considérés comme des votes négatifs."

1- Si vous votez par correspondance, vous devez obligatoirement noircir la case « je vote par correspondance ». Dans ce cas, vous devrez vous conformer aux instructions ci-après pour chaque résolution :

- voter en faveur de la résolution en noircissant la case « pour » ou
- voter contre la résolution en noircissant la case « contre »;
- vous abstenir en noircissant la case « abstention » (ce qui équivaut à un vote « contre »).

Si vous ne noircissez aucune des trois cases pour une résolution donnée, vous serez réputé vous être abstenu et vos actions seront donc comptabilisées contre l'adoption de la résolution considérée.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, trois options vous sont offertes : (i) donner pouvoir au président de l'assemblée générale de voter en votre nom, (ii) donner pouvoir à une personne de votre choix (qui peut être un autre actionnaire, votre époux ou le partenaire avec lequel vous avez conclu un pacte civil de solidarité) pour voter en votre nom, en noircissant la case correspondante ou (iii) vous abstenir de voter. Si vous choisissez l'option (i) ou l'option (ii) les dispositions ci-après seront également applicables dans l'hypothèse où des amendements ou des résolutions nouvelles seraient présentés en assemblée.

(3) SI VOUS CHOISISSEZ DE DONNER POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE POUR VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L. 225-106 du Code de Commerce (extrait) :

"...Le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) SI VOUS CHOISISSEZ DE DONNER POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE) DE VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L.225-106 du Code de Commerce (extrait) :

I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

Il peut en outre se faire représenter par toute autre personne physique ou morale de son choix :

1° Lorsque les actions de la société sont admises aux négociations sur un marché réglementé ;

2° Lorsque les actions de la société sont admises aux négociations sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, et que les statuts le prévoient.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L.225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L.225-23 ou de l'article L.225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L.225-23 ou de l'article L.225-71. Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites.

Article L. 225-106-1 du Code de Commerce

Lorsque, dans les cas prévus aux troisième et quatrième alinéas du I de l'article L. 225-106, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-2 du Code de Commerce

Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée aux troisième et quatrième alinéas de l'article L. 225-106, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-3 du Code de Commerce

Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 225-106-1 ou des dispositions de l'article L. 225-106-2. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 225-106-2. »

Si les informations contenues sur ce formulaire sont utilisées pour un fichier nominatif informatisé, elles sont soumises aux prescriptions de la loi n° 78-17 du 6 janvier 1978, notamment en ce qui concerne le droit d'accès et de rectification pouvant être exercé par l'intéressé auprès de son teneur de compte.

VOTE TERMS AND CONDITIONS

(1) GENERAL

The signatory should write his/her exact name and address in capital letters in the space provided; if this information is already supplied, please verify and correct if necessary.

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (Article R 225-77 alinéa 3 du Code de Commerce).

The text of the resolutions is in the notification of the meeting which is sent with this proxy (Article R 225-81 du Code de Commerce). Please do not both vote by post and appoint the chairman of the general meeting or an identified person (Article R 225-81 du Code de Commerce). The French version of this document governs; The English translation is for convenience only.

(2) IF YOU CHOOSE TO VOTE BY POST, THE FOLLOWING APPLIES

Article L. 225-107 du Code de Commerce (extract):

"I. A shareholder can vote by post, using a form of which the content shall be fixed by decree approved by the High Administrative Court (Conseil d'Etat). Any provisions to the contrary contained in the bylaws shall be deemed non-existent.

When calculating the quorum, only the forms received by the Company before the meeting within the time limit determined by decree approved by the Conseil d'Etat shall be taken into account. Forms not indicating any vote or expressing an abstention shall be considered as a vote against."

1 - If you wish to vote by post, you must shade the box "I vote by post" on the front of the document. In such event, please comply with the following instructions for each resolution:

- vote in favor of the relevant resolution by shading the box "For" or
- vote against the relevant resolution by shading the box "Against"or
- select "Abstention." (abstention, which has the effect of voting "No" under French law)

If you do not shade any of the 3 boxes for a given resolution, you will be deemed to have abstained and your shares will therefore be counted against the relevant draft resolution.

2 - In the event that amendments or new resolutions are proposed during the shareholder meeting, you are requested to choose between three possibilities: (i) appointing the chairman of the meeting to vote on your behalf; (ii) appointing the person of your choice (who may be another shareholder, your spouse or your partner with whom you have entered into a civil union) to vote on your behalf, by shading the appropriate box, or (iii) abstaining from voting. If you select option (i) or (ii), the applicable instructions and conditions described below will apply to your selection with respect to any amendments or new resolutions proposed during the shareholder's meeting.

(3) IF YOU CHOOSE TO APPOINT THE CHAIRMAN OF THE GENERAL MEETING TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (extract):

"...The chairman of the general meeting shall issue a vote in favor of adopting the resolutions submitted or approved by the Board of Directors or the Executive Board, as the case may be, and a vote against adopting any other resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal".

(4) IF YOU CHOOSE TO APPOINT AN IDENTIFIED PERSON (INDIVIDUAL OR LEGAL ENTITY) TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (abstract):

I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner with whom he or she has entered into a civil union.

He or she can also be represented by an individual or legal entity of his or her choice:

2° When the shares are admitted to trading on a multilateral trading facility which is subject to paragraph II of Article L. 433-3 of the code monétaire et financier under the conditions provided by the general regulation of the Autorité des marchés financiers (French Financial Markets Authority), included on a list issued by this authority subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairman of the board of directors or the executive board, as the case may be, may organize a consultation with the shareholders mentioned in Article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.

Article L. 225-106-1 du Code de Commerce:

When, in the events envisaged by the third and fourth paragraphs of the Article L. 225-106 I, the shareholder can be represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, in the sense of Article L. 233-3, the company for which the general meeting has been called;

2° Is member of the management, administrative or supervisory authority of the company or a person which controls it within the meaning of Article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of Article L. 233-3;

4° Is controlled or holds one of the positions mentioned in 2° or 3° for a person or an entity controlled by a person who controls the company, within the meaning of Article L. 233-3.

This information is also delivered when a family tie exists between the proxy or, if necessary, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4°.

When during the proxy, one of the events mentioned within the preceding subparagraphs occurs, the proxy informs without delay his constituent. If the latter fails to explicitly confirm the proxy, the proxy is void.

The proxy must notify the company of the voiding of the proxy without delay. The conditions of application of this Article are determined by a Conseil d'Etat decree.

Article L. 225-106-2 du Code de Commerce:

Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive a proxy to represent them at the general meeting of a company mentioned in the third and fourth subparagraphs of the Article L. 225-106, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions.

The conditions of application of this Article are determined by a Conseil d'Etat decree.

Article L. 225-106-3 du Code de Commerce

The commercial court of which the company's head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to every general meeting of the company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of Article L. 225-106-1 or with the provisions of Article L. 225-106-2. The court can decide the publication of this decision at the expense of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non- compliance of the provisions of the Article L. 225-106-2".

If any information included in this form is used for a computer file, it is protected by the provisions of Law No 78-17 of January 6, 1978, especially about rights of access and alteration that can be exercised by interested parties nearby their custodian

08/03/2017

2

THE PROXY WITH RESPECT TO THE CHAIRMAN OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.

ORDRE DU JOUR DE L’ASSEMBLEE GENERALE
Si vous choisissez de donner pouvoir au président de l’assemblée générale pour voter en votre nom, le président émettra un vote favorable à l’adoption des résolutions suivantes.

AGENDA OF THE GENERAL MEETING
Please note that if you grant a proxy to the chairman of the meeting to vote your ordinary shares, the chairman will vote in favor of adopting the following resolutions.
The following matters proposed by the Board of Directors will be considered at the 2017 general meeting:

1. Renouvellement du mandat d’administrateur de Monsieur Hubert de Pesquidoux,	1. Renewal of the term of office of Mr. Hubert de Pesquidoux as Director;
2. Ratification de la nomination à titre provisoire de Monsieur Edmond Mesrobian en qualité d'administrateur,	2. Ratification of the provisional appointment of Mr. Edmond Mesrobian as Director;
3. Nomination de Madame Nathalie Balla en qualité d’administrateur,	3. Appointment of Ms. Nathalie Balla as Director;
4. Nomination de Madame Rachel Picard en qualité d’administrateur,	4. Appointment of Ms. Rachel Picard as Director;
5. Fixation du plafond annuel des jetons de présence à allouer aux membres du Conseil d’administration à 2.500.000 euros,	5. Fixing the annual limit for directors’ attendance fees at €2,500,000;
6. Avis consultatif sur la rémunération versée par la Société aux named executive officers de la Société,	6. Non-binding advisory vote to approve the compensation for the named executive officers of the Company;
7. Approbation des comptes annuels de l'exercice clos le 31 décembre 2016,	7. Approval of the statutory financial statements for the fiscal year ended December 31, 2016;
8. Approbation des comptes consolidés de l'exercice clos le 31 décembre 2016,	8. Approval of the consolidated financial statements for the fiscal year ended December 31, 2016;
9. Quitus aux administrateurs et aux commissaires aux comptes pour l'exercice de leur mandat au cours de l'exercice clos le 31 décembre 2016,	9. Discharge (quitus) of the members of the Board of Directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2016;
10. Affectation des résultats de l'exercice clos le 31 décembre 2016,	10. Approval of the allocation of profits for the fiscal year ended December 31, 2016;
11. Approbation de la convention relative à la traduction en anglais du livre écrit par Monsieur Jean-Baptiste Rudelle (convention visée à l’article L. 225-38 du Code de commerce),	11. Approval of the agreement relating to the translation of the book written by Mr. Jean-Baptiste Rudelle into English (agreement referred to in Article L.225-38 of the French Commercial Code);
12. Approbation du « management agreement » conclu avec Monsieur Eric Eichmann en sa qualité de directeur général (convention visée à l’article L. 225-38 du Code de commerce),	12. Approval of the management agreement entered into with Mr. Eric Eichmann as Chief Executive Officer (agreement referred to in Article L.225-38 of the French Commercial Code);
13. Renouvellement du mandat de Deloitte & Associés en qualité de commissaire aux comptes titulaire,	13. Renewal of the term of office of Deloitte & Associés as principal Statutory Auditor;
14. Autorisation à donner au Conseil d’administration en vue de l’achat par la Société de ses propres actions conformément aux dispositions de l’article L.225-209-2 du Code de commerce,	14. Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
15. Autorisation à donner au Conseil d’administration de consentir des options de souscription ou d’achat d’actions de la Société, conformément aux dispositions des articles L. 225-177 et suivants du Code de commerce,

15. Authorization to be given to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code;

16. Autorisation à donner au Conseil d’administration de procéder à l’attribution gratuite d’actions au personnel salarié de la Société et de ses filiales conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce,

16. Authorization to be given to the Board of Directors to grant time-based free shares/restricted stock units to employees of the Company and its subsidiaries pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code;

17. Autorisation à donner au Conseil d’administration de procéder à l’attribution gratuite d’actions de performance aux dirigeants sociaux et certains membres du personnel salarié de la Société et de ses filiales conformément aux dispositions des articles L. 225-197-1 et suivants du Code de commerce,

17. Authorization to be given to the Board of Directors to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries, from time to time, pursuant to the provisions of Articles L.225-197-1 et seq. of the French Commercial Code;

18. Délégation de compétence à consentir au Conseil d’administration à l’effet d’émettre et attribuer des bons de souscription d’actions avec suppression du droit préférentiel de souscription des actionnaires au profit d’une catégorie de personnes répondant à des caractéristiques déterminées,

18. Delegation of authority to the Board of Directors to issue and grant warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

19. Limitations globales du montant des émissions effectuées en vertu des autorisations et délégation visées aux points 15 à 18 ci-dessus,	19. Approval of the overall limits on the amount of ordinary shares to be issued pursuant to Resolutions 15 to 18 above;
20. Autorisation à donner au Conseil d’administration en vue de réduire le capital social par voie d’annulation d’actions dans le cadre de l’autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l’article L. 225-209-2 du Code de commerce,

20. Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L.225-209-2 of the French Commercial Code;

21. Délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d’une catégorie de personnes répondant à des caractéristiques déterminées,

21. Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

22. Délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le nombre de titres à émettre en cas d’augmentation de capital sans droit préférentiel de souscription réalisée en vertu de la délégation visée au point 21 ci-dessus,

22. Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolution 21, without shareholders’ preferential subscription rights;

23. Délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par incorporation de primes, réserves, bénéfices ou autres,	23. Delegation of authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized;
24. Délégation à consentir au Conseil d’administration en vue d’augmenter le capital social par émission d’actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant au plan d'épargne d’entreprise,

24. Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise);

25. Modification de l’article 19 des statuts afin de décider que le droit de participer aux assemblées est subordonné à l’inscription des titres au deuxième (2ème) jour ouvré précédant l’assemblée à zéro heure, heure de Paris,
25. Amendment to Article 19 of the Company’s By-laws to provide that the record date for attending a shareholders’ meeting is two business days prior to such meeting at 12:00 a.m., Paris time;
26. Modification des statuts afin de les mettre en conformité avec les dispositions légales applicables ((i) article 4 « siège social » : le Conseil d’administration est désormais habilité à transférer le siège social dans tout autre lieu en France, (ii) article 16 « conventions soumises à autorisation » : les conventions conclues entre une société et sa filiale détenue à 100% n’entrent plus dans le champ des conventions réglementées devant faire l’objet d’une autorisation préalable du Conseil d’administration, et (iii) article 18 « commissaires aux comptes » - la Société n’est tenue de désigner un ou plusieurs commissaires aux comptes suppléants que lorsqu’exigé par la loi).

26. Amendment to the Company’s By-laws to comply with applicable provisions of the French Commercial Code, including modifications to: (i) Article 4 “Registered Office,” to provide that the Company’s registered office may be transferred by the Board of Directors to any other location in France, (ii) Article 16 “Agreements Subject to Authorization,” to provide that agreements between a company and its wholly-owned subsidiary shall not be characterized as related person agreements that require prior approval of the Board of Directors, and (iii) Article 18 “Statutory Auditors,” to provide that the Company shall only be required to appoint one or more deputy statutory auditors when required by law.